UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

Corporation Trust Incorporated

300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: August 31, 2007

Date of reporting period: August 31, 2007

Item 1.	Reports to Stockholders.

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns
Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.35%	21.81%	22.88%	37.03%	37.35%	37.69%	15.25%	15.27%	16.23%

Cumulative Total Returns
Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.35%	21.81%	22.88%	383.12%	388.78%	394.81%	313.26%	314.01%	350.10%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	43.88%

Industrial	17.90

Energy	12.17

Communications	10.54

Basic Materials	7.90

Utilities	5.74

Consumer Cyclical	0.82

Short-Term and Other Net Assets	1.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Erste Bank der Oesterreichischen Sparkassen AG	16.74%

OMVAG	12.17

Telekom Austria AG	10.54

Meinl European Land Ltd.	5.09

voestalpine AG	4.92

Raiffeisen International Bank Holding AG	4.90

Oesterreichische Elektrizitaetswirtschafts AG Class A	4.88

Wienerberger AG	4.82

Andritz AG	4.78

Immoeast AG	4.59

TOTAL	73.43%

The iShares MSCI Austria Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Austrian market, as measured by the MSCI Austria Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 22.35%, while the Index returned 22.88%.

The Austrian stock market experienced sound gains for the reporting period, due largely to the healthy economic environment of its European neighbors. Because Austria relies on the European Union for the vast majority of its exports, it is sensitive to the economic health of the constituent markets of the European Union. In particular, economic expansion in Germany, Europe’s largest economy and Austria’s leading export market, translated into rising demand for Austrian goods. Increased export growth contributed largely to 2006 gross domestic product (“GDP”) growth of 3.2%, according to the National Bank of Austria. Continued strength in the first half of 2007 led the National Bank of Austria to revise its expectations for 2007 GDP growth upward, from 2.8% to 3.2%.

The Fund’s ten largest holdings represented more than 73% of Fund net assets as of August 31, 2007. Most of the Fund’s ten largest holdings as of August 31, 2007 posted gains for the reporting period. Steel maker voestalpine AG was the strongest performer, logging triple-digit gains. Machinery company Andritz AG and bank Raiffeisen International Bank Holding AG also delivered solid gains, as did Wienerberger AG, the world’s largest producer of bricks. Real estate company Meinl European Land Ltd. declined for the reporting period.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.36%	14.81%	14.97%	23.90%	24.03%	23.17%	10.70%	10.73%	10.80%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.36%	14.81%	14.97%	191.98%	193.53%	183.53%	176.33%	177.16%	178.91%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	47.14%

Consumer Non-Cyclical	22.51

Basic Materials	9.28

Diversified	7.92

Communications	6.82

Industrial	4.59

Consumer Cyclical	1.09

Short-Term and Other Net Assets	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Fortis	23.51%

KBC Group NV	15.04

InBev	9.03

Belgacom SA	5.04

Dexia SA	4.93

Groupe Bruxelles Lambert SA	4.93

Solvay SA	4.88

Delhaize Group	4.76

Umicore	4.40

UCB SA	4.23

TOTAL	80.75%

The iShares MSCI Belgium Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 15.36%, while the Index returned 14.97%.

Belgium’s equity market benefited from healthy economic conditions during the reporting period. Belgium enjoyed a period of economic expansion, reporting 2.9% annualized gross domestic product (GDP) growth for the second quarter of 2007. Supporting economic growth, Belgium experienced increased export levels with trading partners both within Europe and globally. Private investment and private consumption, which increased largely as a result of a multi-year tax reform plan, also contributed to the healthy economic climate.

Within the Fund, the ten largest holdings accounted for approximately 81% of the net assets of the Fund as of August 31, 2007. Among the ten largest Fund holdings, performance was largely positive for the reporting period. InBev, the world’s largest brewer, and metals and mining company Umicore both delivered strong gains for the reporting period. Retail food chain Delhaize Group also performed well, as did telecommunications company Belgacom SA and chemical company Solvay SA. Biopharmaceutical company UCB SA and financial company Fortis, the Fund’s largest holding, both posted modest declines for the reporting period.

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMU INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.10%	25.79%	26.12%	21.80%	21.90%	22.16%	6.32%	6.32%	6.63%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.10%	25.79%	26.12%	168.08%	169.15%	172.01%	54.57%	54.57%	57.77%

Total returns for the period since inception are calculated from the inception date of the Fund (7/25/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/31/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	30.42%

Communications	12.96

Industrial	11.60

Consumer Non-Cyclical	10.97

Utilities	9.04

Consumer Cyclical	7.69

Basic Materials	6.99

Energy	6.79

Technology	2.53

Diversified	0.82

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Total SA (France)	3.39%

Nokia OYJ (Finland)	2.79

Banco Santander SA (Spain)	2.38

Telefonica SA (Spain)	2.26

Siemens AG (Germany)	2.24

E.ON AG (Germany)	2.16

Allianz SE (Germany)	2.00

Eni SpA (Italy)	1.87

BNP Paribas (France)	1.85

ABN AMRO Holding NV (Netherlands)	1.77

TOTAL	22.71%

The iShares MSCI EMU Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the European Monetary Union (“EMU”) markets, as measured by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 26.10%, while the Index returned 26.12%.

European markets generally delivered strong gains for the reporting period, driven by a sound global economic environment. In August 2007, as concerns grew about the sub-prime mortgage market in the U.S. and its possible effect on international markets, European stocks generally weakened, trimming some of the gains achieved earlier in the reporting period.

Within Europe, healthy economic growth led the European Central Bank to raise rates four times during the reporting period. Germany, whose stock market advanced in 11 of the past 12 months, registered annualized gross domestic product (“GDP”) growth of 3% for the first quarter of 2007, its highest rate since 2000. In addition, Germany’s unemployment rate declined to 9% in July 2007, its lowest level in 12 years. France also experienced economic expansion during the reporting period, although GDP growth in the second quarter of 2007 slowed amid growing import levels and declining investment levels. France’s jobless rate dropped to its lowest rate in 25 years by June 2007. Against the backdrop of economic growth, the euro appreciated against the U.S. dollar during the reporting period.

Among the Fund’s ten largest holdings as of August 31, 2007, performance was positive for the reporting period. Bank ABN AMRO Holding NV (Netherlands) delivered the strongest returns among the ten largest holdings, followed by mobile phone maker Nokia OYJ (Finland). Industrial conglomerate Siemens AG (Germany) and Telefonica SA (Spain) also performed well. The most modest return among the Fund’s ten largest holdings came from bank BNP Paribas (France).

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.83%	18.59%	19.20%	20.22%	20.34%	20.55%	11.53%	11.57%	11.87%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.83%	18.59%	19.20%	151.08%	152.37%	154.55%	197.84%	198.76%	207.06%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns ”represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	19.59%

Consumer Non-Cyclical	16.57

Industrial	14.13

Energy	12.34

Communications	11.00

Consumer Cyclical	8.16

Utilities	6.87

Basic Materials	6.59

Technology	2.71

Diversified	1.98

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Total SA	11.76%

BNP Paribas	6.43

Sanofi-Aventis	6.04

AXA	4.57

Arcelor Mittal	4.36

Societe Generale Class A	4.32

Suez SA	4.22

France Telecom SA	3.98

Vivendi SA	3.43

Carrefour SA	3.04

TOTAL	52.15%

The iShares MSCI France Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 18.83%, while the Index returned 19.20%.

French equities posted sound gains during the reporting period, amid a backdrop of generally healthy economic conditions for most of the period. France’s jobless rate dropped during the reporting period, reaching its lowest rate in 25 years by June 2007, and this drop appeared to spur consumer spending. The euro continued to appreciate against the U.S. dollar, enhancing returns for U.S. investors. The French economy experienced modest expansion during the reporting period, although gross domestic product (GDP) growth in the second quarter of 2007 slowed modestly and failed to meet the Bank of France’s estimate amid growing imports and declining investment levels.

The ten largest Fund holdings represented approximately 52% of the net assets of the Fund as of August 31, 2007. Among the Fund’s ten largest holdings, performance was largely positive for the reporting period. Steel company Arcelor Mittal was the strongest performer among the ten largest holdings, posting triple-digit gains. France Telecom SA also delivered healthy returns, as its mobile telephone unit Orange® won the rights to market the Apple iPhone® in France. Utilities company Suez SA and entertainment company Vivendi SA also both performed well, as did retail chain Carrefour SA. Pharmaceutical company Sanofi-Aventis declined for the reporting period.

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
38.47%	38.40%	39.03%	23.13%	23.20%	23.43%	9.44%	9.49%	9.73%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
38.47%	38.40%	39.03%	182.99%	183.80%	186.53%	146.49%	147.59%	153.02%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns ”represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	23.70%

Consumer Cyclical	16.94

Industrial	15.33

Utilities	14.01

Basic Materials	13.42

Technology	5.52

Consumer Non-Cyclical	5.43

Communications	5.07

Energy	0.37

Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Siemens AG	9.46%

E.ON AG	9.24

Allianz SE	8.54

DaimlerChrysler AG Registered	7.27

BASF AG	5.88

Deutsche Bank AG	5.57

Bayer AG	4.95

Deutsche Telekom AG	4.66

RWE AG	4.42

SAP AG	4.23

TOTAL	64.22%

The iShares MSCI Germany Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 38.47%, while the Index returned 39.03%.

The German stock market posted strong gains for the reporting period against a backdrop of healthy economic conditions. Europe’s largest economy, Germany was also Europe’s strongest performing market, advancing in 11 of the past 12 months and posting a positive return in August 2007 even as developed markets as a whole declined. Germany’s economy expanded during the reporting period, registering annualized gross domestic product (GDP) growth of 3% for the first quarter of 2007, its highest rate since 2000. Additionally, Germany’s jobless rate declined throughout the reporting period, dipping to 9% in July 2007, the lowest level in 12 years.

The ten largest Fund holdings represented approximately 64% of the net assets of the Fund as of August 31, 2007. All of the Fund’s ten largest holdings posted double-digit gains for the reporting period. The strongest performer was car maker DaimlerChrysler AG. Chemical company BASF AG and Bayer AG, Germany’s largest drug maker, both delivered strong results. The Fund’s largest holding and Germany’s largest engineering company, Siemens AG, also logged solid gains for the reporting period. Additionally, utility company E.ON AG performed well. The most modest return among the ten largest holdings came from Deutsche Bank AG.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.20%	13.04%	13.68%	20.29%	20.38%	20.27%	11.88%	12.02%	11.76%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.20%	13.04%	13.68%	151.86%	152.85%	151.62%	207.21%	211.16%	203.98%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	49.31%

Energy	17.03

Communications	10.46

Utilities	8.81

Consumer Cyclical	6.20

Consumer Non-Cyclical	5.20

Industrial	2.84

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Eni SpA	17.03%

UniCredito Italiano SpA	12.42

Intesa Sanpaolo SpA	10.66

Telecom Italia SpA	5.72

Assicurazioni Generali SpA	4.85

Enel SpA	4.78

Terna SpA	4.03

Fiat SpA	3.84

Unione di Banche Italiane ScpA	3.59

Capitalia SpA	3.29

TOTAL	70.21%

The iShares MSCI Italy Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 13.20%, while the Index returned 13.68%.

Italy’s equity market delivered gains for the reporting period against a backdrop of moderate economic growth. The first half of the reporting period saw economic recovery for Italy, which benefited from increasing export levels. During the second half of the reporting period, however, Italy experienced lower levels of gross domestic product (“GDP”) growth, which were already low in comparison with neighboring European countries. For the second quarter of 2007, annualized GDP growth registered 1.8%, below official forecasts, as net export levels shrank. Countering lower levels of export demand, though, personal consumption levels increased late in the reporting period. Helped by a strong euro, inflation levels remained benign.

The ten largest Fund holdings represented approximately 70% of the net assets of the Fund as of August 31, 2007. Performance among the Fund’s ten largest holdings was mostly positive for the reporting period. The strongest returns by far came from car maker Fiat SpA, which reintroduced its popular 500 model during the reporting period. Electricity transmission firm Terna SpA, insurance company Assicurazioni Generali SpA, and power company Enel SpA all delivered solid returns. Banking group Intesa Sanpaolo SpA also performed well, as did the Fund’s largest holding, oil company Eni SpA. Bank Unione di Banche Italiane ScpA declined for the reporting period.

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.22%	24.74%	25.54%	17.40%	17.44%	17.86%	6.26%	6.22%	7.23%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.22%	24.74%	25.54%	122.99%	123.44%	127.46%	83.52%	82.78%	101.06%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	38.74%

Consumer Non-Cyclical	21.83

Industrial	13.31

Communications	11.48

Basic Materials	7.34

Technology	3.79

Energy	2.25

Consumer Cyclical	0.99

Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
ABN AMRO Holding NV	16.25%

ING Groep NV	14.71

Unilever NV	8.63

Koninklijke Philips Electronics NV	8.56

Akzo Nobel NV	4.97

Heineken NV	4.84

TNT NV	4.75

Aegon NV	4.74

Koninklijke KPN NV	4.66

Reed Elsevier NV	4.52

TOTAL	76.63%

The iShares MSCI Netherlands Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 25.22%, while the Index returned 25.54%.

The Dutch stock market posted strong gains for the reporting period, supported by a generally healthy economic climate. Because the Dutch economy relies heavily on its export trade for its livelihood, it is sensitive to the economic health of its trading partners, particularly its neighboring European countries, which account for roughly 75% of its export market. During the reporting period, these European trading partners generally enjoyed solid economic expansion. As their economies grew, so did their demand for Dutch products. This demand was reflected in annualized gross domestic product (GDP) growth, which, according to official estimates, registered 2.4% for each of the first and second quarters of 2007. Unemployment levels declined during the reporting period, and inflation levels remained below the average in Europe.

The ten largest Fund holdings accounted for approximately 77% of the net assets of the Fund as of August 31, 2007. Among the ten largest holdings, performance was mostly positive for the reporting period. The top performer among the ten largest holdings was the Fund’s largest holding, financial company ABN AMRO Holding NV. Chemicals company Akzo Nobel NV and brewer Heineken NV also delivered sound gains. Consumer product company Unilever NV and telecommunications company Koninklijke KPN NV both performed well. Financial conglomerate ING Groep NV posted a slight decline for the reporting period.

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
30.47%	30.36%	30.93%	28.07%	28.20%	28.49%	14.29%	14.30%	14.42%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
30.47%	30.36%	30.93%	244.53%	246.24%	250.19%	280.15%	280.58%	284.72%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	37.15%

Communications	20.66

Utilities	15.46

Consumer Non-Cyclical	7.64

Industrial	7.61

Energy	6.35

Consumer Cyclical	3.18

Basic Materials	0.94

Technology	0.75

Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Telefonica SA	18.68%

Banco Santander SA	18.32

Banco Bilbao Vizcaya Argentaria SA	12.03

Iberdrola SA	4.95

Repsol YPF SA	4.89

Endesa SA	4.81

Banco Popular Espanol SA	4.58

Altadis SA	3.63

Gas Natural SDG SA	2.95

Actividades de Construcciones y Servicios SA	2.74

TOTAL	77.58%

The iShares MSCI Spain Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 30.47%, while the Index returned 30.93%.

The Spanish equity market delivered strong gains for the reporting period, reflecting solid economic growth in the country. Because Spain’s trade with neighboring European countries accounts for the vast majority of its exports, it benefited from the economic expansion in major European countries during the reporting period. Export trade outside of Europe also grew, reflecting demand from the U.S. and Asia. According to the Bank of Spain, annualized gross domestic product (GDP) growth for Spain was 4.1% for the first quarter of 2007 and is estimated to be 4.0% for the second quarter of 2007. Unemployment levels dropped throughout the reporting period, investment in capital goods expanded, and inflation levels remained below 2.5%, all contributing to positive market performance.

The ten largest Fund holdings represented approximately 78% of the net assets of the Fund as of August 31, 2007. Performance among the ten largest holdings as of August 31, 2007 was positive for the reporting period. Gas Natural SDG SA delivered the strongest returns, followed by electric utility companies Endesa SA and Iberdrola SA. Telecommunications company Telefonica SA, the Fund’s largest holding, and tobacco company Altadis SA also posted solid gains. The most modest gain among the ten largest holdings for the reporting period came from bank Banco Bilbao Vizcaya Argentaria SA.

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.01%	35.43%	35.29%	30.15%	30.18%	30.38%	10.80%	10.81%	12.01%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.01%	35.43%	35.29%	273.48%	273.82%	276.73%	178.84%	179.06%	210.79%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Industrial	27.39%

Communications	24.17

Financial	20.09

Consumer Cyclical	12.78

Basic Materials	8.02

Consumer Non-Cyclical	6.74

Energy	0.66

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Telefonaktiebolaget LM Ericsson AB Class B	16.00%

Nordea Bank AB	9.19

Hennes & Mauritz AB Class B	7.79

Sandvik AB	5.63

Volvo AB Class B	5.49

TeliaSonera AB	5.03

Skandinaviska Enskilda Banken AB Class A	4.08

Svenska Handelsbanken AB Class A	3.98

Atlas Copco AB Class A	3.11

Svenska Cellulosa AB Class B	2.84

TOTAL	63.14%

The iShares MSCI Sweden Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 35.01%, while the Index returned 35.29%.

Sweden’s equity market delivered very healthy returns for the reporting period. Supporting market strength, economic growth was solid, unemployment levels dropped, and inflation levels remained among the lowest in Europe. Swedish gross domestic product (GDP) growth for 2006 was 4.4%, and is anticipated to be 3.7% for 2007, according to the Swedish Ministry of Finance. A decline in unemployment levels during the reporting period also helped to spur strength in personal consumption. In response to the strong economic activity, the Riksbank, Sweden’s central bank, raised its short-term repo rate throughout the reporting period in order to curb inflation. During the course of the period, the Riksbank raised the rate five times, moving from a low of 2.25% to a high of 3.50%.

The ten largest Fund holdings represented about 63% of the net assets of the Fund as of August 31, 2007. Performance was positive among the Fund’s ten largest holdings for the reporting period. Machinery company Sandvik AB delivered the strongest returns among the ten largest holdings. The class B shares of car maker Volvo AB also logged solid gains, as did Atlas Copco AB Class A. The class B shares of clothing retailer Hennes & Mauritz AB and mobile telephone operator TeliaSonera AB also both performed well. The most modest gain among the Fund’s ten largest holdings came from the class A shares of bank Svenska Handelsbanken AB.

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.53%	14.83%	13.16%	17.94%	17.89%	17.91%	7.96%	7.90%	9.17%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.53%	14.83%	13.16%	128.18%	127.71%	127.91%	115.07%	113.90%	140.49%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets

Consumer Non-Cyclical	45.93%

Financial	26.79

Industrial	10.94

Consumer Cyclical	6.73

Basic Materials	6.02

Communications	2.53

Technology	0.60

Short-Term and Other Net Assets	0.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Nestle SA Registered	15.99%

Roche Holding AG	12.12

Novartis AG Registered	11.01

UBS AG Registered	9.33

ABB Ltd. Registered	4.98

Zurich Financial Services AG Registered	4.74

Credit Suisse Group Registered	4.67

Swiss Reinsurance Co. Registered	4.32

Compagnie Financiere Richemont AG Class A	4.14

Holcim Ltd. Registered	3.11

TOTAL	74.41%

The iShares MSCI Switzerland Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 15.53%, while the Index returned 13.16%.

Switzerland posted sound results for the reporting period. Because it relies on countries in the euro zone for more than half of its exports, Switzerland benefited from economic expansion in some of its neighboring countries. A declining Swiss franc (which dropped against the euro) also appeared to contribute to Switzerland’s economic health, as it helped Switzerland’s exports become more affordable to its trading partners. In addition, the jobless rate declined during the reporting period, dipping to 2.5%, its lowest level in five years and well below the euro zone average. Economic growth, combined with the second lowest borrowing costs among industrialized nations, helped the Swiss market, as measured by the Index, reach an all-time record level during the reporting period.

The ten largest Fund holdings accounted for approximately 74% of the net assets of the Fund as of August 31, 2007. The top performer among the ten largest holdings for the reporting period was ABB Ltd., the world’s largest producer of power grids. Holcim Ltd., a manufacturer and supplier of building materials, also performed well, as did the Class A shares of apparel company Compagnie Financiere Richemont AG. The Fund’s largest holding, Nestle SA also contributed positively to Fund performance. Financial companies generally performed well, as insurance company Zurich Financial Services AG and Credit Suisse Group both provided healthy returns. Healthcare company Novartis AG declined for the reporting period.

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.77%	15.89%	17.56%	17.35%	17.24%	18.24%	7.48%	7.49%	8.15%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.77%	15.89%	17.56%	122.53%	121.52%	131.12%	105.81%	105.93%	118.93%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	25.42%

Consumer Non-Cyclical	21.20

Energy	16.72

Communications	10.92

Basic Materials	8.94

Consumer Cyclical	6.24

Utilities	4.47

Industrial	4.02

Technology	0.63

Diversified	0.14

Short-Term and Other Net Assets	1.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
BP PLC	6.93%

HSBC Holdings PLC	6.83

Vodafone Group PLC	5.49

GlaxoSmithKline PLC	4.81

Royal Dutch Shell PLC Class A	4.59

Royal Bank of Scotland Group PLC	3.53

Royal Dutch Shell PLC Class B	3.45

Barclays PLC	2.61

Anglo American PLC	2.49

AstraZeneca PLC	2.37

TOTAL	43.10%

The iShares MSCI United Kingdom Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 16.77%, while the Index returned 17.56%.

The United Kingdom experienced healthy equity market gains for the reporting period, helped by economic growth and a strong currency. The British pound reached its highest level versus the U.S. dollar in 25 years during the period. The appreciating currency had a dampening effect on exports: because the higher currency value raised the price of British exports, the UK’s trade deficit widened. Economic growth accelerated during the reporting period, pushing inflation levels above the 2% target rate. In response, the Bank of England raised its benchmark lending rate four times during the reporting period, moving from a low of 4.75% to a high of 5.75%, its highest rate since 2001.

The ten largest Fund holdings represented approximately 43% of the net assets of the Fund as of August 31, 2007. Among the Fund’s ten largest holdings, performance was mostly positive for the reporting period. Wireless telecommunications company Vodafone Group PLC was the strongest performer among the ten largest holdings, followed by mining company Anglo American PLC. The Fund held both the A and B shares of Royal Dutch Shell PLC, and both share classes performed well as oil prices remained high. Pharmaceutical company AstraZeneca PLC suffered a double-digit decline for the reporting period, while GlaxoSmithKline PLC posted a modest decline.

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 to August 31, 2007.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/07 to 8/31/07)
Austria
Actual	$ 1,000.00	$ 1,041.00	0.51%	$ 2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Belgium
Actual	1,000.00	1,014.50	0.51	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
EMU
Actual	1,000.00	1,101.70	0.51	2.70
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
France
Actual	1,000.00	1,071.60	0.51	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

SHAREHOLDER EXPENSES	23

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/07 to 8/31/07)
Germany
Actual	$1,000.00	$1,168.10	0.51%	$ 2.79
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Italy
Actual	1,000.00	1,026.10	0.51	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Netherlands
Actual	1,000.00	1,129.50	0.51	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Spain
Actual	1,000.00	1,069.50	0.51	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Sweden
Actual	1,000.00	1,099.60	0.51	2.70
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Switzerland
Actual	1,000.00	1,038.70	0.51	2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
United Kingdom
Actual	1,000.00	1,070.60	0.51	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 98.95%

BANKS – 21.64%
Erste Bank der Oesterreichischen Sparkassen AG	1,093,223	$79,270,985
Raiffeisen International Bank Holding AG	160,691	23,220,573

		102,491,558

BUILDING MATERIALS – 4.82%
Wienerberger AG	319,966	22,843,461

		22,843,461

CHEMICALS – 0.19%
Lenzing AG	1,746	880,687

		880,687

ELECTRIC – 5.74%
EVN AGa	34,494	4,062,869
Oesterreichische Elektrizitaetswirtschafts AG Class A	465,159	23,101,283

		27,164,152

ENGINEERING & CONSTRUCTION – 3.60%
Flughafen Wien AG	170,003	17,034,109

		17,034,109

ENTERTAINMENT – 0.82%
Bwin Interactive Entertainment AGa,b	150,318	3,903,745

		3,903,745

ENVIRONMENTAL CONTROL – 0.63%
BWT AG	41,895	2,541,545
Christ Water Technology AGb	22,745	429,449

		2,970,994

FOREST PRODUCTS & PAPER – 2.79%
Mayr-Melnhof Karton AGa	122,287	13,203,254

		13,203,254

INSURANCE – 3.75%
Wiener Staedtische Allgemeine Versicherung AG	258,167	17,745,126

		17,745,126
IRON & STEEL – 4.92%
voestalpine AG	284,950	23,311,370

		23,311,370

Security	Shares	Value
MACHINERY – 4.78%
Andritz AG	349,247	$22,620,032

		22,620,032

MACHINERY - CONSTRUCTION & MINING – 1.19%
Palfinger AG	117,998	5,646,213

		5,646,213

MANUFACTURING – 2.88%
RHI AGa,b	278,959	13,656,245

		13,656,245

OIL & GAS – 12.17%
OMV AG	927,897	57,618,727

		57,618,727

REAL ESTATE – 18.49%
CA Immobilien Anlagen AGb	809,418	21,009,480
Immoeast AGb	1,773,337	21,733,340
IMMOFINANZ AGb	1,673,830	20,719,187
Meinl European Land Ltd.[b]	1,317,355	24,082,807

		87,544,814

TELECOMMUNICATIONS – 10.54%
Telekom Austria AG	1,935,452	49,920,513

		49,920,513

TOTAL COMMON STOCKS (Cost: $461,520,903)		468,555,000

SHORT-TERM INVESTMENTS – 4.42%

MONEY MARKET FUNDS – 4.42%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	66,690	66,690
BGI Cash Premier Fund LLC 5.47%[c,d,e]	20,831,439	20,831,439

		20,898,129

TOTAL SHORT-TERM INVESTMENTS (Cost: $20,898,129) 20,898,129

TOTAL INVESTMENTS IN SECURITIES – 103.37% (Cost: $482,419,032)		489,453,129

Other Assets, Less Liabilities – (3.37)%		(15,939,309)

NET ASSETS – 100.00%		$473,513,820

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA INDEX FUND

August 31, 2007

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.35%

BANKS – 43.93%
Banque Nationale de Belgique	293	$1,354,063
Dexia SA	543,353	14,970,072
Fortis	1,944,833	71,346,310
KBC Group NV	363,916	45,651,903

		133,322,348

BEVERAGES – 9.03%
InBev	333,850	27,398,285

		27,398,285

CHEMICALS – 4.88%
Solvay SA	99,760	14,808,803

		14,808,803

ELECTRICAL COMPONENTS & EQUIPMENT – 1.40%
NV Bekaert SA	32,191	4,234,843

		4,234,843

ELECTRONICS – 0.65%
Barco NV	20,829	1,977,153

		1,977,153

FOOD – 7.94%
Colruyt SA	45,266	9,662,993
Delhaize Group	147,456	14,431,182

		24,094,175

HOLDING COMPANIES - DIVERSIFIED – 7.92%
Groupe Bruxelles Lambert SA	126,491	14,955,622
Sofina SA	78,316	9,074,964

		24,030,586

MANUFACTURING – 1.51%
AGFA-Gevaert NV	218,871	4,571,119

		4,571,119

MINING – 4.40%
Umicore	58,235	13,345,268

		13,345,268

PHARMACEUTICALS – 5.54%
Omega Pharma SA	45,229	3,989,301
UCB SA	227,828	12,827,223

		16,816,524

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 3.21%
Cofinimmo	56,723	$9,754,107

		9,754,107

RETAIL – 1.09%
SA D’Ieteren NV	8,326	3,314,323

		3,314,323

TELECOMMUNICATIONS – 6.82%
Belgacom SA	349,349	15,316,201
Mobistar SA	66,393	5,392,601

		20,708,802

TRANSPORTATION – 1.03%
Compagnie Maritime Belge SA	32,282	2,116,806
Euronav SA	31,938	1,008,374

		3,125,180

TOTAL COMMON STOCKS (Cost: $274,807,471)		301,501,516

SHORT-TERM INVESTMENTS – 0.00%

MONEY MARKET FUNDS – 0.00%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[a,b]	9,787	9,787

		9,787

TOTAL SHORT-TERM INVESTMENTS (Cost: $9,787)		9,787

TOTAL INVESTMENTS IN SECURITIES – 99.35% (Cost: $274,817,258)		301,511,303

Other Assets, Less Liabilities – 0.65%		1,972,096

NET ASSETS – 100.00%		$303,483,399

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI EMU INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 98.42%

AUSTRIA – 1.72%
Andritz AG	27,412	$1,775,421
Bwin Interactive Entertainment AGa	19,144	497,168
Erste Bank der Oesterreichischen Sparkassen AG	123,809	8,977,548
Flughafen Wien AG	6,534	654,699
Immoeast AGa	307,596	3,769,779
IMMOFINANZ AGa	383,952	4,752,677
Mayr-Melnhof Karton AG	11,205	1,209,797
Oesterreichische Elektrizitaetswirtschafts AG Class A	52,554	2,610,000
OMV AG	108,182	6,717,674
Raiffeisen International Bank Holding AG	24,440	3,531,690
RHI AGa	22,092	1,081,498
Telekom Austria AG	215,222	5,551,154
voestalpine AG	69,277	5,667,457
Wiener Staedtische Allgemeine Versicherung AG	18,756	1,289,195
Wienerberger AG	42,481	3,032,863

		51,118,620

BELGIUM – 3.42%
AGFA-Gevaert NV	88,400	1,846,233
Barco NV	8,366	794,127
Belgacom SA	78,882	3,458,354
Cofinimmo	15,179	2,610,186
Colruyt SA	10,156	2,168,015
Compagnie Maritime Belge SA	15,642	1,025,682
Delhaize Group	47,827	4,680,719
Dexia SA	363,588	10,017,316
Euronav SA	13,938	440,063
Fortis	762,072	27,956,655
Groupe Bruxelles Lambert SA	49,280	5,826,605
InBev	102,814	8,437,703
KBC Group NV	114,264	14,333,992
Mobistar SA	19,836	1,611,128
NV Bekaert SA	9,567	1,258,574
Omega Pharma SA	13,000	1,146,630
SA D’Ieteren NV	1,608	640,095
Solvay SA	41,052	6,093,935

Security	Shares	Value
UCB SA	66,966	$3,770,335
Umicore	14,872	3,408,102

		101,524,449

FINLAND – 5.11%
Amer Group OYJ[b]	39,225	891,938
Cargotec Corp. Class B	27,245	1,324,475
Elisa OYJ Class A	96,570	2,688,274
Fortum OYJ	263,718	8,728,989
Kesko OYJ Class B	35,496	2,082,218
Kone OYJ Class B	51,254	3,348,267
Konecranes OYJ	43,932	1,669,143
Metso OYJ	77,778	4,985,571
Neste Oil OYJ	92,394	3,196,766
Nokia OYJ	2,513,160	82,808,000
Nokian Renkaat OYJ	70,720	2,487,353
OKO Bank PLC Class A	48,546	966,895
Orion OYJ	54,288	1,294,402
Outokumpu OYJ	73,320	2,218,967
Rautaruukki OYJ	56,898	3,099,545
Sampo OYJ	249,661	7,143,954
SanomaWSOY OYJ Class B	20,358	621,113
Stora Enso OYJ Class R	398,970	7,114,158
TietoEnator OYJ[b]	47,502	1,103,461
UPM-Kymmene OYJ	336,798	7,635,496
Uponor OYJ	46,458	1,782,215
Wartsila OYJ Class B	38,237	2,379,579
YIT OYJ	71,128	2,146,810

		151,717,589

FRANCE – 28.65%
Accor SA	117,584	10,100,275
Aeroports de Paris	21,308	2,439,753
Air France-KLM	72,558	3,006,018
Alcatel-Lucent	1,421,160	15,557,293
ALSTOM	68,904	12,462,141
Arcelor Mittal	551,200	36,346,350
Atos Origin SAa	42,142	2,372,688
AXA	970,572	38,913,320
BNP Paribas	522,225	55,117,097
Bouygues SA	128,466	10,124,339
Business Objects SAa	59,702	2,628,043
Cap Gemini SA	81,954	5,306,880
Carrefour SA	376,002	26,331,477

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2007

Security	Shares	Value
Casino Guichard-Perrachon SAb	25,921	$2,650,260
CNP Assurances SA	22,673	2,898,025
Compagnie de Saint-Gobain	203,508	22,155,742
Compagnie Generale des Etablissements Michelin Class B	89,960	11,340,333
Credit Agricole SA	418,444	15,801,293
Dassault Systemes SA	31,048	1,826,798
Essilor International SA	121,104	7,354,984
European Aeronautic Defence and Space Co.[b]	200,809	5,962,337
France Telecom SA	1,120,080	33,806,652
Gaz de France	124,968	6,269,345
Gecina SA	4,720	775,169
Groupe Danone	267,496	20,388,360
Hermes International[b]	40,716	4,394,417
Imerys SA	21,591	1,978,254
Klepierre	13,656	2,155,609
Lafarge SA	96,570	15,006,675
Lagardere SCA	73,220	5,980,046
L’Air Liquide SA	150,419	19,183,242
L’Oreal SA	159,840	18,735,204
LVMH Moet Hennessy Louis Vuitton SA	150,390	16,809,522
M6-Metropole Television	38,628	1,166,411
Neopost SA	19,314	2,956,574
PagesJaunes SA	69,765	1,415,194
Pernod Ricard SA	55,133	11,614,484
PPR SAb	42,804	7,404,939
PSA Peugeot Citroen SA	97,490	8,306,453
Publicis Groupe SA	86,139	3,724,848
Renault SA	115,362	15,572,603
Safran SA	102,688	2,426,017
Sanofi-Aventis	631,890	51,616,529
Schneider Electric SA	136,177	18,100,221
SCOR SE	109,200	2,675,138
Societe BIC	15,283	1,160,484
Societe des Autoroutes Paris-Rhin-Rhone	18,309	1,869,485
Societe Generale Class A	231,712	37,390,879
Societe Television Francaise 1	75,168	2,192,917
Sodexho Alliance SA	65,909	4,346,964
STMicroelectronics NV	436,032	7,596,696

Security	Shares	Value
Suez SA	627,714	$35,718,216
Technip SA	56,898	4,544,604
Thales SA	69,382	3,939,466
Thomson	160,081	2,629,677
Total SA	1,337,099	100,709,712
Unibail-Rodamco	45,953	11,072,579
Valeo SA	46,218	2,241,148
Vallourec SA	28,903	7,738,556
Veolia Environnement	200,900	15,413,793
Vinci SA	248,580	17,702,918
Vivendi SA	720,630	29,481,789
Zodiac SA	36,089	2,607,511

		851,514,746

GERMANY – 22.48%
Adidas AG	125,334	7,372,677
Allianz SEb	276,946	59,395,637
ALTANA AG	48,360	1,106,251
Arcandor AGa,b	42,282	1,152,819
BASF AG	309,654	41,002,052
Bayer AG	452,736	35,747,781
Beiersdorf AG	54,287	3,646,313
Bilfinger Berger AG	20,880	1,715,850
Celesio AG	44,978	2,817,482
Commerzbank AG	393,750	16,151,701
Continental AG	84,042	10,931,148
DaimlerChrysler AG Registered	569,196	50,576,841
Deutsche Bank AG	326,358	40,321,971
Deutsche Boerse AG	128,960	14,240,182
Deutsche Lufthansa AG	142,560	4,162,868
Deutsche Post AG	486,720	14,152,904
Deutsche Postbank AG	55,640	4,036,803
Deutsche Telekom AG	1,691,460	31,452,242
Douglas Holding AG	18,305	1,100,484
E.ON AG	382,788	64,264,072
Fresenius Medical Care AG & Co. KGaA	119,016	5,850,683
HeidelbergerDruckmaschinen AG	40,716	1,846,688
Henkel KGaA	38,480	1,804,550
Hochtief AG	28,080	2,818,561
Hypo Real Estate Holding AG	91,002	4,999,557
Infineon Technologies AGa,b	471,120	7,334,545
IVG Immobilien AG	55,854	1,999,514

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2007

Security	Shares	Value
Linde AG	71,760	$8,427,780
MAN AG	72,800	10,449,464
Merck KGaA	37,440	4,804,913
METRO AG	98,166	8,511,257
MLP AG	42,640	680,109
Muenchener Rueckversicherungs- Gesellschaft AG	135,108	23,351,099
Premiere AGa	50,157	1,089,922
Puma AG	4,680	1,880,444
Rheinmetall AG	21,924	1,821,069
RWE AG	273,114	30,731,512
Salzgitter AG	26,100	5,159,220
SAP AG	557,712	30,054,694
Siemens AG	528,480	66,418,319
SolarWorld AG	50,440	2,489,196
Suedzucker AG	54,339	1,045,976
ThyssenKrupp AG	224,038	13,102,510
TUI AGa,b	152,478	3,959,840
Volkswagen AG	98,800	20,418,868
Wincor Nixdorf AG	17,782	1,529,869

		667,928,237

GREECE – 1.66%
Coca-Cola Hellenic Bottling Co. SA ADR	190,584	9,149,938
Hellenic Telecommunications Organization SA SP ADR	925,893	15,249,458
National Bank of Greece SA ADR	2,085,333	25,023,996

		49,423,392

IRELAND – 2.34%
Allied Irish Banks PLC	559,278	14,288,046
Bank of Ireland	625,104	11,589,553
C&C Group PLC	206,960	1,520,725
CRH PLC	340,452	14,759,054
DCC PLC	53,346	1,410,844
DEPFA Bank PLC	236,520	4,488,308
Elan Corp. PLC[a]	290,579	5,545,846
Grafton Group PLC[a]	136,410	1,822,417
Greencore Group PLC	126,473	793,106
IAWS Group PLC	68,382	1,339,876
Independent News & Media PLC	385,401	1,812,623
Irish Life & Permanent PLC	178,103	4,431,080
Kerry Group PLC Class A	79,866	1,943,460

Security	Shares	Value
Kingspan Group PLC	78,303	$2,028,185
Paddy Power PLC	49,920	1,507,384
Ryanair Holdings PLC[a]	43,520	316,874

		69,597,381

ITALY – 10.38%
Alleanza Assicurazioni SpA[b]	240,441	3,102,449
Arnoldo Mondadori Editore SpA	62,540	589,557
Assicurazioni Generali SpA	635,380	26,011,439
Atlantia SpA	181,972	6,070,354
Autogrill SpA	103,199	2,162,344
Banca Monte dei Paschi di Siena SpA[b]	709,229	4,510,385
Banca Popolare di Milano Scrl	275,724	4,006,889
Banco Popolare SpA[a]	413,439	10,348,076
Bulgari SpA	90,206	1,266,625
Capitalia SpA	1,052,480	10,036,380
Enel SpA	2,660,483	27,491,928
Eni SpA	1,602,414	55,442,379
Fiat SpA	440,686	11,714,921
Finmeccanica SpA	214,760	6,297,517
Fondiaria-Sai SpA	46,426	2,180,982
Intesa Sanpaolo SpA	4,780,292	36,037,534
Italcementi SpA	54,740	1,354,431
Lottomatica SpA	66,040	2,374,966
Luxottica Group SpA	79,287	2,708,685
Mediaset SpA	460,893	4,894,553
Mediobanca SpA[b]	301,000	6,487,448
Mediolanum SpA[b]	166,172	1,215,355
Parmalat SpA	894,642	3,231,995
Pirelli & C. SpA[a]	1,615,199	1,815,483
Seat Pagine Gialle SpA[b]	2,560,576	1,411,990
Snam Rete Gas SpA	519,588	3,061,749
Telecom Italia SpA[b]	6,330,372	17,971,724
Terna SpA	739,347	2,615,539
UniCredito Italiano SpA	4,847,895	41,569,936
Unione di Banche Italiane ScpA	408,720	10,452,838

		308,436,451

NETHERLANDS – 9.76%
ABN AMRO Holding NV	1,127,304	52,450,888
Aegon NV	901,872	16,462,697
Akzo Nobel NV	170,748	13,447,251
ASML Holding NVa	291,200	8,626,341

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2007

Security	Shares	Value
Corio NV	24,156	$1,882,975
Corporate Express NV	81,997	921,087
Fugro NV	33,195	2,307,907
Hagemeyer NV	339,930	1,441,204
Heineken NV	145,365	9,210,887
ING Groep NV	1,160,370	46,696,932
Koninklijke Ahold NVa	777,891	10,392,507
Koninklijke DSM NV	93,538	4,785,663
Koninklijke KPN NV	1,170,288	18,251,320
Koninklijke Philips Electronics NV	706,755	27,873,585
Oce NV	55,848	1,202,930
QIAGEN NVa,b	104,213	1,791,482
Randstad Holding NV	26,191	1,466,757
Reed Elsevier NV	424,181	7,656,225
Royal Numico NV	106,620	7,847,431
SBM Offshore NV	76,721	2,877,268
TNT NV	258,498	10,924,319
Unilever NV	1,057,899	32,348,116
Vedior NV	101,682	2,310,762
Wereldhave NV	13,050	1,563,599
Wolters Kluwer NV CVA	177,012	5,159,242

		289,899,375

PORTUGAL – 1.12%
Banco BPI SA Registered	210,132	1,853,412
Banco Comercial Portugues SA Class R	1,479,920	6,920,028
Banco Espirito Santo SA	158,411	3,429,346
Brisa-Auto Estradas de Portugal SA	206,244	2,651,359
CIMPOR-Cimentos de Portugal SGPS SA	151,026	1,420,615
Energias de Portugal SA	1,223,606	6,722,366
Jeronimo Martins SGPS SA	134,457	768,021
Portugal Telecom SGPS SA	456,515	6,260,781
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SAb	57,668	943,391
Sonae Industria SGPS SAa	66,560	862,918
Sonae SGPS SA	555,616	1,484,589

		33,316,826

SPAIN – 11.78%
Abertis Infraestructuras SAb	165,367	5,018,218
Acciona SA	17,748	4,454,292

Security	Shares	Value
Acerinox SAb	113,796	$2,863,744
Actividades de Construcciones y Servicios SA	152,162	8,365,847
Altadis SA	163,256	10,849,739
Antena 3 de Television SAa,b	77,071	1,441,520
Banco Bilbao Vizcaya Argentaria SA	2,239,640	51,568,366
Banco Popular Espanol SA	567,320	10,355,812
Banco Santander SA	3,877,407	70,830,726
Cintra Concesiones de Infraestructuras de Transporte SAb	156,208	2,457,450
Ebro Puleva SA	68,932	1,515,761
Endesa SAb	384,253	20,895,694
Fomento de Construcciones y Contratas SA	26,520	2,312,009
Gamesa Corporacion Tecnologica SA	117,520	4,687,720
Gas Natural SDG SA	91,520	4,875,802
Gestevision Telecinco SA	55,032	1,462,936
Grupo Ferrovial SAb	39,748	3,489,608
Iberdrola SA	565,240	31,361,932
Iberia Lineas Aereas de Espana SA	283,133	1,289,177
Indra Sistemas SA	85,608	2,238,404
Industria de Diseno Textil SA	133,686	7,845,752
Mapfre SA	368,996	1,629,830
Promotora de Informaciones SA	51,777	1,108,185
Repsol YPF SA	519,481	18,752,672
SacyrVallehermoso SAb	58,986	2,340,008
Sociedad General de Aguas de Barcelona SA Class A	41,705	1,518,011
Sogecable SAa,b	31,842	1,205,891
Telefonica SA	2,709,324	67,295,314
Union Fenosa SA	74,124	4,053,097
Zardoya Otis SAb	31,000	977,914
Zeltia SAb	109,748	1,093,678

		350,155,109

TOTAL COMMON STOCKS (Cost: $2,383,885,064)		2,924,632,175

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2007

Security	Shares	Value
PREFERRED STOCKS – 1.39%

GERMANY – 0.93%
Henkel KGaA	106,488	$5,488,869
Porsche AG	5,230	9,350,587
ProSiebenSat.1 Media AG	55,332	1,897,098
RWE AG	22,968	2,340,194
Volkswagen AG	66,949	8,382,986

		27,459,734

ITALY – 0.46%
Intesa Sanpaolo SpA RNC	606,798	4,218,808
Telecom Italia SpA RNC	3,598,476	8,069,749
Unipol SpA	440,440	1,400,503

		13,689,060

TOTAL PREFERRED STOCKS (Cost: $30,881,835)		41,148,794

SHORT-TERM INVESTMENTS – 2.31%

MONEY MARKET FUNDS – 2.31%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	447,660	447,660
BGI Cash Premier Fund LLC 5.47%[c,d,e]	68,317,861	68,317,861

		68,765,521

TOTAL SHORT-TERM INVESTMENTS (Cost: $68,765,521)		68,765,521

TOTAL INVESTMENTS IN SECURITIES – 102.12% (Cost: $2,483,532,420)		3,034,546,490

Other Assets, Less Liabilities – (2.12)%		(62,981,160)

NET ASSETS – 100.00%		$2,971,565,330

ADR – American Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.94%

ADVERTISING – 0.61%
PagesJaunes SA	38,126	$773,392
Publicis Groupe SA	45,283	1,958,141

		2,731,533
AEROSPACE & DEFENSE – 1.57%
European Aeronautic Defence and Space Co.	105,957	3,146,031
Safran SA	54,351	1,284,049
Thales SA	28,853	1,638,255
Zodiac SA	12,688	916,737

		6,985,072
AIRLINES – 0.38%
Air France-KLM	40,593	1,681,734

		1,681,734
APPAREL – 0.55%
Hermes International[a]	22,521	2,430,658

		2,430,658
AUTO MANUFACTURERS – 2.75%
PSA Peugeot Citroen SA	49,015	4,176,231
Renault SA	59,747	8,065,189

		12,241,420
AUTO PARTS & EQUIPMENT – 1.56%
Compagnie Generale des Etablissements Michelin Class B	46,371	5,845,516
Valeo SA	22,814	1,106,269

		6,951,785
BANKS – 12.55%
BNP Paribas	271,298	28,633,555
Credit Agricole SA	212,956	8,041,650
Societe Generale Class A	119,356	19,260,227

		55,935,432
BEVERAGES – 1.39%
Pernod Ricard SA	29,341	6,181,064

		6,181,064
BUILDING MATERIALS – 4.53%
Compagnie de Saint-Gobain	107,671	11,722,050
Imerys SA	10,370	950,141
Lafarge SA	48,450	7,528,978

		20,201,169

Security	Shares	Value
CHEMICALS – 2.23%
L’Air Liquide SA	77,953	$9,941,505

		9,941,505
COMMERCIAL SERVICES – 0.17%
Societe des Autoroutes Paris-Rhin-Rhone	7,442	759,883

		759,883
COMPUTERS – 0.93%
Atos Origin SAb	22,529	1,268,433
Cap Gemini SA	44,561	2,885,520

		4,153,953
COSMETICS & PERSONAL CARE – 2.13%
L’Oreal SA	80,910	9,483,642

		9,483,642
ENGINEERING & CONSTRUCTION – 3.64%
Aeroports de Paris	11,369	1,301,743
Bouygues SA	71,963	5,671,367
Vinci SA	129,625	9,231,397

		16,204,507
FOOD – 5.82%
Carrefour SA	193,564	13,555,316
Casino Guichard-Perrachon SA	14,173	1,449,101
Groupe Danone	143,219	10,916,053

		25,920,470
FOOD SERVICE – 0.46%
Sodexho Alliance SA	31,191	2,057,172

		2,057,172
GAS – 0.72%
Gaz de France	63,867	3,204,054

		3,204,054
HAND & MACHINE TOOLS – 2.09%
Schneider Electric SA	70,057	9,311,758

		9,311,758
HEALTH CARE - PRODUCTS – 0.87%
Essilor International SA	64,050	3,889,935

		3,889,935
HOLDING COMPANIES - DIVERSIFIED – 1.98%
LVMH Moet Hennessy Louis Vuitton SA	79,044	8,834,975

		8,834,975

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2007

Security	Shares	Value
HOME FURNISHINGS – 0.30%
Thomson	80,180	$1,317,130

		1,317,130

HOUSEHOLD PRODUCTS & WARES – 0.15%
Societe BIC	8,869	673,450

		673,450

INSURANCE – 5.29%
AXA	507,566	20,349,936
CNP Assurances SA	14,457	1,847,869
SCOR SE	57,137	1,399,719

		23,597,524

IRON & STEEL – 4.36%
Arcelor Mittal	294,705	19,432,966

		19,432,966

LODGING – 1.19%
Accor SA	61,756	5,304,740

		5,304,740

MACHINERY – 1.37%
ALSTOM	33,868	6,125,447

		6,125,447

MEDIA – 4.58%
Lagardere SCA	41,481	3,387,849
M6-Metropole Television	21,472	648,368
Societe Television Francaise 1	38,554	1,124,757
Vivendi SA	373,358	15,274,499

		20,435,473

METAL FABRICATE & HARDWARE – 0.93%
Vallourec SA	15,455	4,137,957

		4,137,957

OFFICE & BUSINESS EQUIPMENT – 0.36%
Neopost SA	10,444	1,598,761

		1,598,761

OIL & GAS – 11.76%
Total SA	695,660	52,396,807

		52,396,807

OIL & GAS SERVICES – 0.58%
Technip SA	32,662	2,608,806

		2,608,806

Security	Shares	Value
PHARMACEUTICALS – 6.04%
Sanofi-Aventis	329,394	$26,906,859

		26,906,859

REAL ESTATE – 1.75%
Gecina SA	4,410	724,257
Klepierre	7,942	1,253,650
Unibail-Rodamco	24,229	5,838,085

		7,815,992

RETAIL – 0.97%
PPR SA	25,021	4,328,544

		4,328,544

SEMICONDUCTORS – 0.86%
STMicroelectronics NV	219,423	3,822,861

		3,822,861

SOFTWARE – 0.56%
Business Objects SAb	31,842	1,401,664
Dassault Systemes SA	18,790	1,105,564

		2,507,228

TELECOMMUNICATIONS – 5.81%
Alcatel-Lucent	746,563	8,172,549
France Telecom SA	586,819	17,711,579

		25,884,128

WATER – 6.15%
Suez SA	330,873	18,827,354
Veolia Environnement	112,015	8,594,206

		27,421,560

TOTAL COMMON STOCKS (Cost: $437,782,839)		445,417,954

SHORT-TERM INVESTMENTS – 0.33%

MONEY MARKET FUNDS – 0.33%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	54,520	54,520
BGI Cash Premier Fund LLC 5.47%[c,d,e]	1,420,965	1,420,965

		1,475,485

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,475,485)		1,475,485

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2007

Value
TOTAL INVESTMENTS IN SECURITIES – 100.27% (Cost: $439,258,324)	$446,893,439

Other Assets, Less Liabilities – (0.27)%	(1,197,679)

NET ASSETS – 100.00%	$445,695,760

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 95.84%

AIRLINES – 0.59%
Deutsche Lufthansa AG	331,973	$9,693,882

		9,693,882

APPAREL – 1.30%
Adidas AG	296,573	17,445,682
Puma AG	9,690	3,893,484

		21,339,166

AUTO MANUFACTURERS – 10.18%
DaimlerChrysler AG Registered	1,343,090	119,342,458
Volkswagen AG	230,690	47,676,402

		167,018,860

AUTO PARTS & EQUIPMENT – 1.52%
Continental AG	192,376	25,021,900

		25,021,900

BANKS – 9.58%
Commerzbank AG	904,741	37,112,650
DEPFA Bank PLC	487,279	9,246,821
Deutsche Bank AG	740,010	91,429,233
Deutsche Postbank AG	119,851	8,695,449
Hypo Real Estate Holding AGa	195,315	10,730,406

		157,214,559

BIOTECHNOLOGY – 0.27%
QIAGEN NVa,b	260,510	4,478,319

		4,478,319

CHEMICALS – 10.83%
BASF AG	728,978	96,525,779
Bayer AG	1,029,010	81,250,053

		177,775,832

COMPUTERS – 0.25%
Wincor Nixdorf AG	47,940	4,124,504

		4,124,504

COSMETICS & PERSONAL CARE – 0.52%
Beiersdorf AG	127,220	8,545,027

		8,545,027

DIVERSIFIED FINANCIAL SERVICES – 2.06%
Deutsche Boerse AG	293,420	32,400,390
MLP AGa	83,470	1,331,349

		33,731,739

Security	Shares	Value
ELECTRIC – 13.66%
E.ON AG	903,134	$151,621,963
RWE AG	644,916	72,567,661

		224,189,624

ENERGY - ALTERNATE SOURCES – 0.37%
SolarWorld AG	121,850	6,013,255

		6,013,255

ENGINEERING & CONSTRUCTION – 1.91%
Bilfinger Berger AG	53,867	4,426,613
Hochtief AG	60,414	6,064,121
Linde AG	177,990	20,903,855

		31,394,589

FOOD – 1.38%
METRO AG	237,490	20,591,024
Suedzucker AG	109,055	2,099,209

		22,690,233

HEALTH CARE - PRODUCTS – 0.83%
Fresenius Medical Care AG & Co. KGaA	276,420	13,588,474

		13,588,474

HOUSEHOLD PRODUCTS & WARES – 0.42%
Henkel KGaA	148,750	6,975,750

		6,975,750

INSURANCE – 11.77%
Allianz SE	653,310	140,113,103
Muenchener Rueckversicherungs- Gesellschaft AG	307,020	53,063,137

		193,176,240

IRON & STEEL – 2.59%
Salzgitter AG	59,673	11,795,637
ThyssenKrupp AG	524,790	30,691,517

		42,487,154

LEISURE TIME – 0.49%
TUI AGb	312,320	8,110,923

		8,110,923

MACHINERY - DIVERSIFIED – 1.95%
Heidelberger Druckmaschinen AG	86,406	3,918,972
MAN AG	164,075	23,550,766
Rheinmetall AG	53,751	4,464,710

		31,934,448

36	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2007

Security	Shares	Value
MANUFACTURING – 9.46%
Siemens AG	1,235,272	$155,246,536

		155,246,536

MEDIA – 0.16%
Premiere AGb	121,012	2,629,616

		2,629,616

PHARMACEUTICALS – 1.20%
Celesio AG	122,837	7,694,674
Merck KGaA	93,569	12,008,304

		19,702,978

REAL ESTATE – 0.29%
IVG Immobilien AG	134,611	4,818,932

		4,818,932

RETAIL – 0.32%
Arcandor AGa,b	92,187	2,513,479
Douglas Holding AG	45,498	2,735,309

		5,248,788

SEMICONDUCTORS – 1.04%
Infineon Technologies AGb	1,091,570	16,993,906

		16,993,906

SOFTWARE – 4.23%
SAP AG	1,287,761	69,396,503

		69,396,503

TELECOMMUNICATIONS – 4.66%
Deutsche Telekom AG	4,109,279	76,410,933

		76,410,933

TRANSPORTATION – 2.01%
Deutsche Post AG	1,136,790	33,055,719

		33,055,719

TOTAL COMMON STOCKS (Cost: $1,374,723,807)		1,573,008,389

PREFERRED STOCKS – 3.95%

AUTO MANUFACTURERS – 2.54%
Porsche AG	12,674	22,659,529
Volkswagen AG	152,516	19,097,216

		41,756,745

Security	Shares	Value
ELECTRIC – 0.35%
RWE AG	56,019	$5,707,737

		5,707,737

HOUSEHOLD PRODUCTS & WARES – 0.81%
Henkel KGaA	257,274	13,261,055

		13,261,055

MEDIA – 0.25%
ProSiebenSat.1 Media AG	120,938	4,146,449

		4,146,449

TOTAL PREFERRED STOCKS (Cost: $50,333,115)		64,871,986

SHORT-TERM INVESTMENTS – 0.47%

MONEY MARKET FUNDS – 0.47%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	55,019	55,019
BGI Cash Premier Fund LLC 5.47%[c,d,e]	7,617,411	7,617,411

		7,672,430

TOTAL SHORT-TERM INVESTMENTS (Cost: $7,672,430)		7,672,430

TOTAL INVESTMENTS IN SECURITIES – 100.26% (Cost: $1,432,729,352)		1,645,552,805

Other Assets, Less Liabilities – (0.26)%		(4,307,692)

NET ASSETS – 100.00%		$1,641,245,113

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI ITALY INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 94.96%

AEROSPACE & DEFENSE – 2.27%
Finmeccanica SpA	133,756	$3,922,194

		3,922,194

AUTO MANUFACTURERS – 3.84%
Fiat SpA	248,982	6,618,782

		6,618,782

AUTO PARTS & EQUIPMENT – 0.78%
Pirelli & C. SpA[a]	1,191,274	1,338,992

		1,338,992

BANKS – 36.63%
Banca Monte dei Paschi di Siena SpA[b]	507,453	3,227,178
Banca Popolare di Milano Scrl	182,036	2,645,392
Banco Popolare SpA[a]	225,285	5,638,719
Capitalia SpA	594,630	5,670,352
Intesa Sanpaolo SpA	2,439,878	18,393,685
UniCredito Italiano SpA	2,498,902	21,427,691
Unione di Banche Italiane ScpA	241,984	6,188,637

		63,191,654

BUILDING MATERIALS – 0.57%
Italcementi SpA	39,696	982,198

		982,198

COMMERCIAL SERVICES – 2.31%
Atlantia SpA	119,704	3,993,173

		3,993,173

DIVERSIFIED FINANCIAL SERVICES – 2.94%
Mediobanca SpA[b]	235,450	5,074,650

		5,074,650

ELECTRIC – 8.81%
Enel SpA	798,209	8,248,241
Terna SpA	1,962,345	6,942,058

		15,190,299

ENTERTAINMENT – 0.46%
Lottomatica SpA	21,930	788,658

		788,658

FOOD – 1.28%
Parmalat SpA	611,864	2,210,428

		2,210,428

Security	Shares	Value
HEALTH CARE - PRODUCTS – 1.61%
Luxottica Group SpA	81,206	$2,774,244

		2,774,244

INSURANCE – 6.93%
Assicurazioni Generali SpA	204,317	8,364,411
Fondiaria-Sai SpA	47,040	2,209,826
Mediolanum SpA[b]	188,724	1,380,297

		11,954,534

MEDIA – 2.66%
Arnoldo Mondadori Editore SpA	45,494	428,866
Mediaset SpA	303,116	3,219,006
Seat Pagine Gialle SpA	1,710,582	943,274

		4,591,146

OIL & GAS – 17.03%
Eni SpA	848,914	29,371,818

		29,371,818

RETAIL – 1.12%
Autogrill SpA	56,494	1,183,727
Bulgari SpA	53,150	746,304

		1,930,031

TELECOMMUNICATIONS – 5.72%
Telecom Italia SpA	3,475,800	9,867,685

		9,867,685

TOTAL COMMON STOCKS (Cost: $172,887,600)		163,800,486

PREFERRED STOCKS – 4.89%

BANKS – 1.03%
Intesa Sanpaolo SpA RNC	254,889	1,772,135

		1,772,135

INSURANCE – 1.78%
Unipol SpA	966,819	3,074,272

		3,074,272

TELECOMMUNICATIONS – 2.08%
Telecom Italia SpA RNC	1,599,947	3,587,955

		3,587,955

TOTAL PREFERRED STOCKS (Cost: $9,531,434)		8,434,362

38	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY INDEX FUND

August 31, 2007

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.67%

MONEY MARKET FUNDS – 3.67%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	29,985	$29,985
BGI Cash Premier Fund LLC 5.47%[c,d,e]	6,299,869	6,299,869

		6,329,854

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,329,854)		6,329,854

TOTAL INVESTMENTS IN SECURITIES – 103.52% (Cost: $188,748,888)		178,564,702

Other Assets, Less Liabilities – (3.52)%		(6,069,486)

NET ASSETS – 100.00%		$172,495,216

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI NETHERLANDS INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.73%

BANKS – 16.25%
ABN AMRO Holding NV	877,790	$40,841,569

		40,841,569

BEVERAGES – 4.84%
Heineken NV	191,815	12,154,139

		12,154,139

CHEMICALS – 7.34%
Akzo Nobel NVa	158,522	12,484,393
Koninklijke DSM NV	116,441	5,957,444

		18,441,837

COMMERCIAL SERVICES – 1.51%
Randstad Holding NV	19,874	1,112,990
Vedior NV	118,300	2,688,412

		3,801,402

DISTRIBUTION & WHOLESALE – 0.99%
Corporate Express NV	89,908	1,009,953
Hagemeyer NV	350,506	1,486,043

		2,495,996

ELECTRONICS – 8.56%
Koninklijke Philips Electronics NV	545,651	21,519,833

		21,519,833

FOOD – 15.48%
Koninklijke Ahold NVb	751,205	10,035,986
Royal Numico NV	97,513	7,177,139
Unilever NV	709,774	21,703,255

		38,916,380

INSURANCE – 19.45%
Aegon NV	652,678	11,913,930
ING Groep NV	918,853	36,977,530

		48,891,460

MEDIA – 6.82%
Reed Elsevier NV	629,356	11,359,517
Wolters Kluwer NV CVA	198,744	5,792,649

		17,152,166

OFFICE & BUSINESS EQUIPMENT – 0.58%
Oce NV	67,600	1,456,060

		1,456,060

Security	Shares	Value
OIL & GAS SERVICES – 2.25%
Fugro NV	34,814	$2,420,470
SBM Offshore NV	86,190	3,232,384

		5,652,854

REAL ESTATE INVESTMENT TRUSTS – 3.04%
Corio NV	53,797	4,193,510
Wereldhave NV	28,660	3,433,928

		7,627,438

SEMICONDUCTORS – 3.21%
ASML Holding NVb	272,259	8,065,243

		8,065,243

TELECOMMUNICATIONS – 4.66%
Koninklijke KPN NV	751,230	11,715,868

		11,715,868

TRANSPORTATION – 4.75%
TNT NV	282,490	11,938,239

		11,938,239

TOTAL COMMON STOCKS (Cost: $232,907,988)		250,670,484

SHORT-TERM INVESTMENTS – 2.26%

MONEY MARKET FUNDS – 2.26%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	50,472	50,472
BGI Cash Premier Fund LLC 5.47%[c,d,e]	5,630,400	5,630,400

		5,680,872

TOTAL SHORT-TERM INVESTMENTS (Cost: $5,680,872)		5,680,872

TOTAL INVESTMENTS IN SECURITIES – 101.99% (Cost: $238,588,860)		256,351,356

Other Assets, Less Liabilities – (1.99)%		(4,997,494)

NET ASSETS – 100.00%		$251,353,862

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.74%

AGRICULTURE – 3.63%
Altadis SA	285,743	$18,990,033

		18,990,033

AIRLINES – 0.48%
Iberia Lineas Aereas de Espana SA	546,720	2,489,355

		2,489,355

BANKS – 35.88%
Banco Bilbao Vizcaya Argentaria SA	2,729,569	62,849,125
Banco Popular Espanol SA	1,311,318	23,936,691
Banco Santander SA	5,240,523	95,731,516
Bankinter SAa	324,455	4,989,294

		187,506,626

BIOTECHNOLOGY – 0.30%
Zeltia SAa	158,380	1,578,313

		1,578,313

COMMERCIAL SERVICES – 2.59%
Abertis Infraestructuras SAa	334,726	10,157,577
Cintra Concesiones de Infraestructuras de Transporte SAa	212,769	3,347,262

		13,504,839

COMPUTERS – 0.75%
Indra Sistemas SA	150,629	3,938,517

		3,938,517

ELECTRIC – 11.44%
Endesa SAa	461,687	25,106,559
Iberdrola SA	466,253	25,869,710
Union Fenosa SA	160,914	8,798,771

		59,775,040

ENERGY – ALTERNATE SOURCES – 1.46%
Gamesa Corporacion Tecnologica SA	191,348	7,632,622

		7,632,622

ENGINEERING & CONSTRUCTION – 7.11%
Acciona SA	37,264	9,352,307
Actividades de Construcciones y Servicios SA	260,501	14,322,312

Security	Shares	Value
Fomento de Construcciones y Contratas SA	56,680	$4,941,353
Grupo Ferrovial SAa	60,837	5,341,081
Sacyr Vallehermoso SAa	81,010	3,213,713

		37,170,766

FOOD – 0.79%
Ebro Puleva SA	154,208	3,390,914
Viscofan SA	30,246	725,698

		4,116,612

FOREST PRODUCTS & PAPER – 0.20%
Grupo Empresarial ENCE SAa	89,200	1,064,017

		1,064,017

GAS – 2.95%
Gas Natural SDG SA	289,731	15,435,654

		15,435,654

INSURANCE – 1.27%
Mapfre SA	1,497,128	6,612,709

		6,612,709

IRON & STEEL – 0.74%
Acerinox SAa	153,448	3,861,610

		3,861,610

MACHINERY – 0.50%
Zardoya Otis SA	82,521	2,603,175

		2,603,175

MEDIA – 1.98%
Antena 3 de Television SAb	58,643	1,096,846
Gestevision Telecinco SA	180,996	4,811,484
Promotora de Informaciones SA	127,910	2,737,661
Sogecable SAb	44,229	1,675,000

		10,320,991

OIL & GAS – 4.89%
Repsol YPF SA	707,840	25,552,217

		25,552,217

PHARMACEUTICALS – 0.33%
FAES FARMA SAa	88,598	1,729,587

		1,729,587

RETAIL – 2.70%
Industria de Diseno Textil SA	240,744	14,128,763

		14,128,763

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2007

Security	Shares	Value
TELECOMMUNICATIONS – 18.68%
Telefonica SA	3,929,785	$97,609,631

		97,609,631

WATER – 1.07%
Sociedad General de Aguas de Barcelona SA Class Aa	153,097	5,572,543

		5,572,543

TOTAL COMMON STOCKS (Cost: $499,856,632)		521,193,620

SHORT-TERM INVESTMENTS – 8.32%

MONEY MARKET FUNDS – 8.32%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	55,951	55,951
BGI Cash Premier Fund LLC 5.47%[c,d,e]	43,415,105	43,415,105

		43,471,056

TOTAL SHORT-TERM INVESTMENTS (Cost: $43,471,056)		43,471,056

TOTAL INVESTMENTS IN SECURITIES – 108.06% (Cost: $543,327,688)		564,664,676

Other Assets, Less Liabilities – (8.06)%		(42,108,660)

NET ASSETS – 100.00%		$522,556,016

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.85%

AGRICULTURE – 1.50%
Swedish Match AB	446,048	$8,629,093

		8,629,093

AIRLINES – 0.41%
SAS ABa	122,656	2,341,698

		2,341,698

AUTO MANUFACTURERS – 2.45%
Scania AB Class B	603,566	14,020,422

		14,020,422

BANKS – 17.25%
Nordea Bank AB	3,455,724	52,679,867
Skandinaviska Enskilda Banken AB Class A	773,178	23,348,508
Svenska Handelsbanken AB Class A	821,096	22,828,587

		98,856,962

COMMERCIAL SERVICES – 1.78%
Securitas AB Class B	523,330	6,914,063
Securitas Direct AB Class Ba	519,132	1,469,700
Securitas Systems AB Class B	518,936	1,823,247

		10,207,010

COSMETICS & PERSONAL CARE – 0.65%
Oriflame Cosmetics SA	67,639	3,711,977

		3,711,977

DIVERSIFIED FINANCIAL SERVICES – 1.18%
D. Carnegie & Co. ABb	115,988	1,881,815
OMX AB	141,415	4,886,397

		6,768,212

ENGINEERING & CONSTRUCTION – 2.22%
Skanska AB Class B	628,481	12,751,471

		12,751,471

FOOD – 0.30%
Axfood AB	47,968	1,713,180

		1,713,180

FOREST PRODUCTS & PAPER – 3.61%
Billerud AB	70,756	988,736
Holmen AB Class B	88,847	3,398,910
Svenska Cellulosa AB Class B	938,370	16,280,148

		20,667,794

Security	Shares	Value
HAND & MACHINE TOOLS – 5.63%
Sandvik AB	1,584,414	$32,261,746

		32,261,746

HEALTH CARE - PRODUCTS – 1.46%
Elekta AB Class Bb	142,115	2,171,593
Getinge AB Class B	284,437	6,214,968

		8,386,561

HOME FURNISHINGS – 2.13%
Electrolux AB Series B	423,515	9,499,781
Nobia AB	244,527	2,724,718

		12,224,499

HOUSEHOLD PRODUCTS & WARES – 1.05%
Husqvarna AB	470,322	6,008,890

		6,008,890

IRON & STEEL – 2.64%
SSAB Svenskt Stal AB Class A	259,701	8,822,787
SSAB Svenskt Stal AB Class B	115,008	3,606,601
SSAB Svenskt Stal AB Class B New[a,c]	24,722	775,271
SSAB Svenskt Stal AB New[a,c]	56,140	1,907,237

		15,111,896

MACHINERY – 12.79%
Atlas Copco AB Class A	1,072,306	17,825,452
Atlas Copco AB Class B	648,114	10,256,383
Volvo AB Class A	794,109	13,748,484
Volvo AB Class B	1,815,935	31,439,455

		73,269,774

MANUFACTURING – 2.24%
Alfa Laval AB	158,501	9,538,341
Trelleborg AB Class B	137,208	3,306,769

		12,845,110

MEDIA – 1.51%
Eniro AB	306,029	3,709,927
Modern Times Group MTG AB Class B	86,194	4,936,741

		8,646,668

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2007

Security	Shares	Value
METAL FABRICATE & HARDWARE – 4.51%
Assa Abloy AB Class Bb	521,218	$10,802,191
Hoganas AB Class Bb	40,508	1,161,513
SKF AB	681,028	13,891,771

		25,855,475

MINING – 1.77%
Boliden AB	482,046	10,147,821

		10,147,821

OIL & GAS – 0.66%
Lundin Petroleum ABa,b	390,069	3,765,992

		3,765,992

REAL ESTATE – 1.66%
Castellum AB	256,512	3,184,125
Fabege AB	236,062	2,656,098
Kungsleden AB	226,138	2,774,256
Wihlborgs Fastigheter AB	48,451	881,042

		9,495,521

RETAIL – 7.79%
Hennes & Mauritz AB Class B	791,191	44,626,074

		44,626,074

TELECOMMUNICATIONS – 22.66%
Tele2 AB Class B	510,373	9,336,295
Telefonaktiebolaget LM Ericsson AB Class B	24,673,127	91,702,353
TeliaSonera AB	3,696,197	28,843,629

		129,882,277

TOTAL COMMON STOCKS (Cost: $541,353,926)		572,196,123

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.78%

MONEY MARKET FUNDS – 0.78%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[d,e]	379,453	$379,453
BGI Cash Premier Fund LLC 5.47%[d,e,f]	4,077,844	4,077,844

		4,457,297

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,457,297)		4,457,297

TOTAL INVESTMENTS IN SECURITIES – 100.63% (Cost: $545,811,223)		576,653,420

Other Assets, Less Liabilities – (0.63)%		(3,627,220)

NET ASSETS – 100.00%		$573,026,200

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.54%

BANKS – 6.16%
Banque Cantonale Vaudoise	1,417	$669,624
Credit Suisse Group Registered	227,908	14,891,448
Julius Baer Holding AG	36,521	2,418,009
Vontobel Holding AG Registered	33,913	1,655,936

		19,635,017

BUILDING MATERIALS – 3.76%
Geberit AG Registered	14,001	2,062,549
Holcim Ltd. Registered	91,896	9,932,647

		11,995,196

CHEMICALS – 6.02%
Ciba Specialty Chemicals AG Registered	34,223	1,872,168
Clariant AG Registered[a]	63,716	848,984
Givaudan SA Registered	6,231	5,626,104
Lonza Group AG Registered	15,277	1,498,241
Syngenta AG Registered	49,963	9,349,197

		19,194,694

COMMERCIAL SERVICES – 1.88%
Adecco SA Registered	45,693	2,978,005
SGS SA Registered	2,537	3,031,886

		6,009,891

COMPUTERS – 0.39%
Logitech International SA Registered[a]	45,614	1,230,668

		1,230,668

DIVERSIFIED FINANCIAL SERVICES – 9.33%
UBS AG Registered	570,558	29,748,534

		29,748,534

ENGINEERING & CONSTRUCTION – 4.98%
ABB Ltd. Registered	646,065	15,880,270

		15,880,270

FOOD – 15.99%
Nestle SA Registered	117,311	51,019,557

		51,019,557

Security	Shares	Value
HAND & MACHINE TOOLS – 0.81%
Schindler Holding AG Participation Certificates	31,936	$1,955,859
Schindler Holding AG Registered	9,778	611,378

		2,567,237

HEALTH CARE - PRODUCTS – 4.93%
Nobel Biocare Holding AG	15,360	4,185,451
Sonova Holding AG Registered	32,235	2,849,208
Straumann Holding AG Registered	8,219	2,254,902
Synthes Inc.	56,366	6,442,228

		15,731,789

INSURANCE – 10.03%
Swiss Life Holding[a]	13,101	3,109,089
Swiss Reinsurance Co. Registered	163,793	13,786,103
Zurich Financial Services AG Registered	52,805	15,109,930

		32,005,122

LEISURE TIME – 0.04%
Kuoni Reisen Holding AG Registered	247	124,696

		124,696

MACHINERY – 0.24%
Rieter Holding AG	1,457	776,552

		776,552

MANUFACTURING – 0.43%
Sulzer AG Registered	1,024	1,358,497

		1,358,497

PHARMACEUTICALS – 23.13%
Novartis AG Registered	666,067	35,141,746
Roche Holding AG	222,422	38,656,476

		73,798,222

REAL ESTATE – 1.27%
PSP Swiss Property AGa	75,409	4,065,957

		4,065,957

RETAIL – 6.69%
Compagnie Financiere Richemont AG Class A	213,466	13,214,646
Swatch Group (The) AG Class B	16,718	5,005,161
Swatch Group (The) AG Registered	55,635	3,126,390

		21,346,197

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2007

Security	Shares	Value
SEMICONDUCTORS – 0.21%
OC Oerlikon Corp. AG Registered[a]	2,075	$668,025

		668,025

TELECOMMUNICATIONS – 2.53%
Swisscom AG Registered	22,950	8,062,795

		8,062,795

TRANSPORTATION – 0.72%
Kuehne & Nagel International AG Registered	24,524	2,297,539

		2,297,539

TOTAL COMMON STOCKS (Cost: $261,851,055)		317,516,455

SHORT-TERM INVESTMENTS – 0.02%

MONEY MARKET FUNDS – 0.02%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[b,c]	73,619	73,619

		73,619

TOTAL SHORT-TERM INVESTMENTS (Cost: $73,619)		73,619

TOTAL INVESTMENTS IN SECURITIES – 99.56% (Cost: $261,924,674)		317,590,074

Other Assets, Less Liabilities – 0.44%		1,407,982

NET ASSETS – 100.00%		$318,998,056

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 98.70%

ADVERTISING – 0.61%
Aegis Group PLC	307,572	$817,361
WPP Group PLC	424,841	6,049,894

		6,867,255

AEROSPACE & DEFENSE – 1.96%
BAE Systems PLC	1,221,556	11,389,560
BBA Aviation PLC	149,420	726,344
Cobham PLC	419,064	1,698,999
Meggitt PLC	233,856	1,501,183
Rolls-Royce Group PLC[a]	658,498	6,787,222

		22,103,308

AGRICULTURE – 2.62%
British American Tobacco PLC	557,557	18,500,005
Imperial Tobacco Group PLC	244,872	11,068,726

		29,568,731

AIRLINES – 0.16%
British Airways PLC[a]	210,312	1,799,710

		1,799,710

APPAREL – 0.17%
Burberry Group PLC	156,864	1,931,637

		1,931,637

AUTO PARTS & EQUIPMENT – 0.17%
GKN PLC	251,397	1,866,056

		1,866,056

BANKS – 17.11%
Barclays PLC[b]	2,376,453	29,407,659
HBOS PLC	1,361,130	24,132,657
HSBC Holdings PLC	4,254,637	76,978,886
Lloyds TSB Group PLC	2,052,040	22,557,917
Royal Bank of Scotland Group PLC	3,436,595	39,823,099

		192,900,218

BEVERAGES – 2.95%
Diageo PLC	966,273	20,640,132
SABMiller PLC	328,083	8,999,933
Scottish & Newcastle PLC	291,156	3,635,240

		33,275,305

Security	Shares	Value
BUILDING MATERIALS – 0.13%
Travis Perkins PLC	41,233	$1,484,567

		1,484,567

CHEMICALS – 0.72%
Imperial Chemical Industries PLC	434,679	5,558,717
Johnson Matthey PLC	79,916	2,587,173

		8,145,890

COMMERCIAL SERVICES – 1.91%
Aggreko PLC	92,112	994,930
Bunzl PLC	120,477	1,674,326
Capita Group PLC	227,942	3,450,577
Davis Service Group PLC (The)	65,732	782,913
De La Rue PLC	53,203	798,409
Experian Group Ltd.	373,802	3,943,301
G4S PLC	415,413	1,661,154
Hays PLC	520,752	1,670,109
Intertek Group PLC	56,316	1,115,475
Michael Page International PLC	122,892	1,189,201
Rank Group PLC	144,962	490,494
Rentokil Initial PLC	663,252	2,317,091
Serco Group PLC	171,971	1,464,676

		21,552,656

COMPUTERS – 0.16%
LogicaCMG PLC	548,358	1,802,887

		1,802,887

DISTRIBUTION & WHOLESALE – 0.58%
Inchcape PLC	158,340	1,507,472
Wolseley PLC	241,360	5,063,086

		6,570,558

DIVERSIFIED FINANCIAL SERVICES – 1.63%
Cattles PLC	138,060	1,015,734
Close Brothers Group PLC	47,880	745,087
ICAP PLC	184,734	1,818,374
INVESCO PLC	291,842	3,546,676
Investec PLC	143,403	1,563,402
London Stock Exchange Group PLC[c]	54,482	1,501,137
Man Group PLC	657,454	6,544,390
Schroders PLC	40,355	1,077,710
Tullett Prebon PLC	64,442	543,328

		18,355,838

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2007

Security	Shares	Value
ELECTRIC – 2.79%
British Energy Group PLC	372,653	$3,483,943
International Power PLC	541,956	4,421,801
National Grid PLC	982,875	14,720,122
Scottish & Southern Energy PLC	310,856	8,891,031

		31,516,897

ELECTRONICS – 0.11%
Electrocomponents PLC	158,692	810,627
Premier Farnell PLC	124,944	458,673

		1,269,300

ENGINEERING & CONSTRUCTION – 0.27%
AMEC PLC	119,928	1,578,402
Balfour Beatty PLC	153,519	1,466,219

		3,044,621

ENTERTAINMENT – 0.34%
Ladbrokes PLC	228,132	2,003,969
PartyGaming PLC[a]	422,918	240,986
William Hill PLC	131,312	1,628,907

		3,873,862

ENVIRONMENTAL CONTROL – 0.06%
Biffa PLC	124,531	633,615

		633,615

FOOD – 5.06%
Cadbury Schweppes PLC	764,237	9,033,215
J Sainsbury PLC	569,790	6,367,094
Tate & Lyle PLC	176,565	2,010,413
Tesco PLC	2,875,692	24,651,762
Unilever PLC	475,065	14,977,133

		57,039,617

FOOD SERVICE – 0.42%
Compass Group PLC	720,103	4,720,572

		4,720,572

FOREST PRODUCTS & PAPER – 0.12%
Mondi PLC	133,324	1,316,369

		1,316,369

GAS – 0.92%
Centrica PLC	1,330,813	10,348,040

		10,348,040

HEALTH CARE - PRODUCTS – 0.41%
Smith & Nephew PLC	339,820	4,002,934

Security	Shares	Value
SSL International PLC	73,644	$655,077

		4,658,011

HOLDING COMPANIES - DIVERSIFIED – 0.14%
Tomkins PLC	325,881	1,569,347

		1,569,347

HOME BUILDERS – 0.89%
Barratt Developments PLC	106,932	2,002,656
Bellway PLC	40,812	1,045,462
Berkeley Group Holdings PLC (The)[a]	30,198	978,838
Bovis Homes Group PLC	43,548	675,478
Persimmon PLC	104,424	2,436,971
Taylor Wimpey PLC	411,740	2,883,912

		10,023,317

HOME FURNISHINGS – 0.05%
Galiform PLC[a]	227,982	597,806

		597,806

HOUSEHOLD PRODUCTS & WARES – 1.07%
Reckitt Benckiser PLC	221,329	12,049,190

		12,049,190

INSURANCE – 4.67%
Aviva PLC	942,082	13,463,105
Friends Provident PLC	668,892	2,413,698
Legal & General Group PLC	2,378,310	6,960,694
Old Mutual PLC	1,908,699	6,148,356
Prudential PLC	894,158	12,679,037
Resolution PLC	251,424	3,136,629
Royal & Sun Alliance Insurance Group PLC	1,144,981	3,267,920
Standard Life PLC	763,572	4,624,339

		52,693,778

LEISURE TIME – 0.44%
Carnival PLC	62,129	2,754,474
First Choice Holidays PLC	206,187	1,229,993
Thomas Cook Group PLC[a]	175,585	1,012,908

		4,997,375

LODGING – 0.20%
InterContinental Hotels Group PLC	106,985	2,237,785

		2,237,785

48	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2007

Security	Shares	Value
MANUFACTURING – 0.80%
Charter PLC[a]	59,736	$1,343,469
Cookson Group PLC	69,925	1,082,499
FKI PLC	200,640	426,960
IMI PLC	124,716	1,417,532
Invensys PLC[a]	284,088	1,958,295
Smiths Group PLC	140,609	2,799,284

		9,028,039

MEDIA – 2.88%
British Sky Broadcasting Group PLC	413,136	5,629,049
Daily Mail & General Trust PLC Class A	105,043	1,437,585
Emap PLC	77,292	1,411,691
ITV PLC	1,408,812	3,117,284
Pearson PLC	292,752	4,399,191
Reed Elsevier PLC	466,278	5,628,929
Reuters Group PLC	455,821	5,875,054
Trinity Mirror PLC	107,296	1,014,475
United Business Media PLC	90,025	1,373,690
Yell Group PLC	284,367	2,588,291

		32,475,239

MINING – 8.10%
Anglo American PLC	488,956	28,048,913
BHP Billiton PLC	838,805	24,684,991
Rio Tinto PLC	363,617	25,156,775
Xstrata PLC	229,422	13,443,051

		91,333,730

OIL & GAS – 16.72%
BG Group PLC	1,234,381	19,769,077
BP PLC	6,949,229	78,144,454
Royal Dutch Shell PLC Class A	1,331,966	51,717,859
Royal Dutch Shell PLC Class B	999,042	38,972,376

		188,603,766

PACKAGING & CONTAINERS – 0.22%
Rexam PLC	236,797	2,495,624

		2,495,624

PHARMACEUTICALS – 7.18%
AstraZeneca PLC	543,246	26,791,194
GlaxoSmithKline PLC	2,075,824	54,222,178

		81,013,372

Security	Shares	Value
REAL ESTATE – 1.58%
British Land Co. PLC	190,239	$4,961,520
Brixton PLC	96,475	769,623
Great Portland Estates PLC	67,443	880,152
Hammerson PLC	106,047	2,840,620
Land Securities Group PLC	170,316	6,224,870
Liberty International PLC	90,665	2,192,681

		17,869,466

REAL ESTATE INVESTMENT TRUSTS – 0.16%
SEGRO PLC	158,267	1,746,202

		1,746,202

RETAIL – 2.82%
Carphone Warehouse Group PLC (The)	145,464	1,000,522
DSG International PLC	671,460	2,099,271
Enterprise Inns PLC	197,342	2,565,424
Home Retail Group PLC	314,499	2,627,837
Kesa Electricals PLC	190,608	1,188,000
Kingfisher PLC	844,535	3,551,734
Marks & Spencer Group PLC	618,204	7,793,427
Mitchells & Butlers PLC	144,921	2,082,729
Next PLC	81,116	3,159,406
Punch Taverns PLC	95,103	2,108,184
Signet Group PLC	639,732	1,219,401
Whitbread PLC	71,151	2,357,954

		31,753,889

SEMICONDUCTORS – 0.19%
ARM Holdings PLC	496,356	1,474,230
CSR PLC[a]	48,216	631,179

		2,105,409

SOFTWARE – 0.28%
Misys PLC	190,545	886,862
Sage Group PLC	472,127	2,249,818

		3,136,680

TELECOMMUNICATIONS – 7.43%
BT Group PLC	2,973,702	18,939,018
Cable & Wireless PLC	872,967	3,012,760
Vodafone Group PLC	19,199,161	61,883,617

		83,835,395

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2007

Security	Shares	Value
TRANSPORTATION – 0.47%
Arriva PLC	71,902	$1,097,151
FirstGroup PLC	161,539	2,122,797
National Express Group PLC	47,880	1,211,067
Stagecoach Group PLC	187,763	840,775
Stagecoach Group PLC Class C Deferred[d]	303,597	61

		5,271,851

VENTURE CAPITAL – 0.27%
3i Group PLC	144,842	3,082,220

		3,082,220

WATER – 0.76%
Kelda Group PLC	102,356	1,800,307
Kelda Group PLC Deferred[d]	132,009	27
Severn Trent PLC	84,668	2,331,141
United Utilities PLC	316,433	4,416,767

		8,548,242

TOTAL COMMON STOCKS (Cost: $909,828,202)		1,113,113,242

SHORT-TERM INVESTMENTS – 0.14%

MONEY MARKET FUNDS – 0.14%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[b,e]	94,249	94,249
BGI Cash Premier Fund LLC 5.47%[b,e,f]	1,485,604	1,485,604

		1,579,853

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,579,853)		1,579,853

TOTAL INVESTMENTS IN SECURITIES – 98.84% (Cost: $911,408,055)		1,114,693,095

Other Assets, Less Liabilities – 1.16%		13,045,243

NET ASSETS – 100.00%		$1,127,738,338

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2007

	iShares MSCI
	Austria Index Fund	Belgium Index Fund	EMU Index Fund	France Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$461,520,903	$274,807,471	$2,414,766,899	$437,782,839
Affiliated issuers (Note 2)	20,898,129	9,787	68,765,521	1,475,485

Total cost of investments	$482,419,032	$274,817,258	$2,483,532,420	$439,258,324

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$468,555,000	$301,501,516	$2,965,780,969	$445,417,954
Affiliated issuers (Note 2)	20,898,129	9,787	68,765,521	1,475,485

Total value of investments	489,453,129	301,511,303	3,034,546,490	446,893,439
Foreign currencies, at value[b]	310,423	68,741	7,613,407	322,889
Receivables:
Investment securities sold	16,487,691	14,801,734	13,792,190	1,615,681
Dividends and interest	1,907,950	1,776,954	3,372,055	107,272
Capital shares sold	–	–	–	71,265

Total Assets	508,159,193	318,158,732	3,059,324,142	449,010,546

LIABILITIES
Payables:
Investment securities purchased	13,598,087	14,544,288	18,159,958	1,714,125
Collateral for securities on loan (Note 5)	20,831,439	–	68,317,861	1,420,965
Investment advisory fees (Note 2)	215,847	131,045	1,280,993	179,696
Total Liabilities	34,645,373	14,675,333	87,758,812	3,314,786

NET ASSETS	$473,513,820	$303,483,399	$2,971,565,330	$445,695,760

Net assets consist of:
Paid-in capital	$477,138,685	$272,804,022	$2,372,670,897	$440,360,295
Undistributed net investment income	6,668,789	6,750,550	62,166,681	5,048,619
Accumulated net realized loss	(17,393,861)	(2,769,497)	(14,307,240)	(7,353,090)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	7,100,207	26,698,324	551,034,992	7,639,936

NET ASSETS	$473,513,820	$303,483,399	$2,971,565,330	$445,695,760

Shares outstanding[c]	12,700,000	11,720,000	26,000,000	12,200,000

Net asset value per share	$37.28	$25.89	$114.29	$36.53

[a]	Securities on loan with market values of $19,535,280, $–, $66,030,657 and $1,350,617, respectively. See Note 5.
[b]	Cost of foreign currencies: $309,102, $69,426, $7,615,383 and $319,265, respectively.
[c]	$0.001 par value, number of shares authorized: 19.8 million, 136.2 million, 500 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2007

	iShares MSCI
	Germany Index Fund	Italy Index Fund	Netherlands Index Fund	Spain Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$1,425,056,922	$182,419,034	$232,907,988	$499,856,632
Affiliated issuers (Note 2)	7,672,430	6,329,854	5,680,872	43,471,056

Total cost of investments	$1,432,729,352	$188,748,888	$238,588,860	$543,327,688

Investments in securities, at value
(including securities on loana) (Note 1):
Unaffiliated issuers	$1,637,880,375	$172,234,848	$250,670,484	$521,193,620
Affiliated issuers (Note 2)	7,672,430	6,329,854	5,680,872	43,471,056

Total value of investments	1,645,552,805	178,564,702	256,351,356	564,664,676
Foreign currencies, at value[b]	1,356,170	43,635	3,268,430	636,057
Receivables:
Investment securities sold	9,533,674	5,310,620	–	15,103,087
Dividends and interest	2,240,460	73,294	301,054	108,177

Total Assets	1,658,683,109	183,992,251	259,920,840	580,511,997

LIABILITIES
Payables:
Investment securities purchased	9,079,856	5,121,904	2,823,154	14,315,537
Collateral for securities on loan (Note 5)	7,617,411	6,299,869	5,630,400	43,415,105
Investment advisory fees (Note 2)	740,729	75,262	113,424	225,339

Total Liabilities	17,437,996	11,497,035	8,566,978	57,955,981

NET ASSETS	$1,641,245,113	$172,495,216	$251,353,862	$522,556,016

Net assets consist of:
Paid-in capital	$1,439,537,051	$181,937,427	$235,066,386	$495,114,603
Undistributed net investment income	27,920,700	7,309,944	8,180,561	10,548,212
Accumulated net realized loss	(39,058,595)	(6,590,139)	(9,656,499)	(4,442,877)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	212,845,957	(10,162,016)	17,763,414	21,336,078

NET ASSETS	$1,641,245,113	$172,495,216	$251,353,862	$522,556,016

Shares outstanding[c]	51,000,000	5,100,000	8,450,000	9,000,000

Net asset value per share	$32.18	$33.82	$29.75	$58.06

[a]	Securities on loan with market values of $7,584,277, $6,017,887, $5,434,092 and $41,598,052, respectively. See Note 5.
[b]	Cost of foreign currencies: $1,344,524, $43,730, $3,269,974 and $636,923, respectively.
[c]	$0.001 par value, number of shares authorized: 382.2 million, 63.6 million, 255 million and 127.8 million, respectively.

See notes to financial statements.

52	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2007

	iShares MSCI
	Sweden Index Fund	Switzerland Index Fund	United Kingdom Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$541,353,926	$261,851,055	$882,840,896
Affiliated issuers (Note 2)	4,457,297	73,619	28,567,159

Total cost of investments	$545,811,223	$261,924,674	$911,408,055

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$572,196,123	$317,516,455	$1,083,705,583
Affiliated issuers (Note 2)	4,457,297	73,619	30,987,512

Total value of investments	576,653,420	317,590,074	1,114,693,095
Foreign currencies, at value[b]	157,660	687,353	8,124,751
Receivables:
Investment securities sold	2,911,312	1,849,599	3,338,947
Dividends and interest	4,235	916,482	7,968,799
Capital shares sold	86,892	153,810	–

Total Assets	579,813,519	321,197,318	1,134,125,592

LIABILITIES
Payables:
Investment securities purchased	2,470,547	1,885,654	4,343,465
Securities related to in-kind transactions (Note 4)	–	–	68,937
Collateral for securities on loan (Note 5)	4,077,844	–	1,485,604
Capital shares redeemed	–	174,019	–
Investment advisory fees (Note 2)	238,928	139,589	489,248

Total Liabilities	6,787,319	2,199,262	6,387,254

NET ASSETS	$573,026,200	$318,998,056	$1,127,738,338

Net assets consist of:
Paid-in capital	$533,247,608	$266,092,374	$924,686,581
Undistributed net investment income	13,788,192	3,929,999	32,407,502
Accumulated net realized loss	(4,848,282)	(6,693,025)	(32,666,239)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	30,838,682	55,668,708	203,310,494

NET ASSETS	$573,026,200	$318,998,056	$1,127,738,338

Shares outstanding[c]	16,575,000	12,375,000	45,600,000

Net asset value per share	$34.57	$25.78	$24.73

[a]	Securities on loan with market values of $3,798,619, $– and $1,441,292, respectively. See Note 5.
[b]	Cost of foreign currencies: $161,169, $688,604 and $8,105,285, respectively.
[c]	$0.001 par value, number of shares authorized: 63.6 million, 318.625 million and 943.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2007

	iShares MSCI
	Austria Index Fund	Belgium Index Fund	EMU Index Fund	France Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$9,430,851	$8,814,132	$77,381,976	$6,619,316
Interest from affiliated issuers (Note 2)	10,155	8,445	59,897	6,487
Securities lending income from unaffiliated issuers	19,097	6,081	190,332	4,526
Securities lending income from affiliated issuers (Note 2)	48,264	3,978	104,142	2,589

Total investment income	9,508,367	8,832,636	77,736,347	6,632,918

EXPENSES
Investment advisory fees (Note 2)	2,601,711	1,332,129	12,839,319	1,269,129

Total expenses	2,601,711	1,332,129	12,839,319	1,269,129

Net investment income	6,906,656	7,500,507	64,897,028	5,363,789

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(9,903,652)	(363,935)	(15,482)	(1,882,369)
In-kind redemptions	99,817,913	5,065,909	77,978,980	18,755,055
Foreign currency transactions	15,084	(3,457)	437,798	29,445

Net realized gain	89,929,345	4,698,517	78,401,296	16,902,131

Net change in unrealized appreciation (depreciation) on:
Investments	(27,298,952)	13,473,422	371,998,534	127,437
Translation of assets and liabilities in foreign currencies	60,179	(2,284)	2,964	3,960

Net change in unrealized appreciation (depreciation)	(27,238,773)	13,471,138	372,001,498	131,397

Net realized and unrealized gain	62,690,572	18,169,655	450,402,794	17,033,528

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,597,228	$25,670,162	$515,299,822	$22,397,317

[a]	Net of foreign withholding tax of $1,664,268, $1,538,709, $12,426,148 and $1,150,608, respectively.

See notes to financial statements.

54	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2007

	iShares MSCI
	Germany Index Fund	Italy Index Fund	Netherlands Index Fund	Spain Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$34,096,149	$9,268,474	$8,881,380	$15,115,729
Interest from affiliated issuers (Note 2)	34,774	6,644	5,653	12,443
Securities lending income from unaffiliated issuers	116,547	15,117	2,935	172,099
Securities lending income from affiliated issuers (Note 2)	40,627	10,113	1,423	97,528

Total investment income	34,288,097	9,300,348	8,891,391	15,397,799

EXPENSES
Investment advisory fees (Note 2)	6,219,398	1,055,455	1,140,068	2,757,796

Total expenses	6,219,398	1,055,455	1,140,068	2,757,796

Net investment income	28,068,699	8,244,893	7,751,323	12,640,003

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(7,243,668)	(2,300,792)	348,261	(1,061,371)
In-kind redemptions	159,192,620	48,056,432	25,202,247	114,051,981
Foreign currency transactions	95,641	56,244	16,143	56,359

Net realized gain	152,044,593	45,811,884	25,566,651	113,046,969

Net change in unrealized appreciation (depreciation) on:
Investments	148,405,583	(31,578,205)	4,801,818	(7,853,194)
Translation of assets and liabilities in foreign currencies	890	3,303	(121)	(2,527)

Net change in unrealized appreciation (depreciation)	148,406,473	(31,574,902)	4,801,697	(7,855,721)

Net realized and unrealized gain	300,451,066	14,236,982	30,368,348	105,191,248

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$328,519,765	$22,481,875	$38,119,671	$117,831,251

[a]	Net of foreign withholding tax of $5,775,511, $1,583,482, $1,164,141 and $2,635,913, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2007

	iShares MSCI
	Sweden Index Fund	Switzerland Index Fund	United Kingdom Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$15,839,331	$5,309,006	$41,567,003
Dividends from affiliated issuers (Note 2)	–	–	1,492,094
Interest from affiliated issuers (Note 2)	11,146	5,509	29,956
Securities lending income from unaffiliated issuers	10,534	939	–
Securities lending income from affiliated issuers (Note 2)	10,508	733	2,087

Total investment income	15,871,519	5,316,187	43,091,140

EXPENSES
Investment advisory fees (Note 2)	2,071,508	1,413,051	5,507,753

Total expenses	2,071,508	1,413,051	5,507,753

Net investment income	13,800,011	3,903,136	37,583,387

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	2,112,379	335,301	8,190,777
Investments in affiliated issuers (Note 2)	–	–	1,012,481
In-kind redemptions	33,226,378	8,429,365	30,998,050
Foreign currency transactions	(13,082)	27,071	418,872

Net realized gain	35,325,675	8,791,737	40,620,180

Net change in unrealized appreciation (depreciation) on:
Investments	28,150,049	19,148,861	76,390,949
Translation of assets and liabilities in foreign currencies	(2,327)	(6,128)	(5,371)

Net change in unrealized appreciation (depreciation)	28,147,722	19,142,733	76,385,578

Net realized and unrealized gain	63,473,397	27,934,470	117,005,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,273,408	$31,837,606	$154,589,145

[a]	Net of foreign withholding tax of $2,348,241, $1,156,225 and $285,740, respectively.

See notes to financial statements.

56	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Index Fund		iShares MSCI Belgium Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,906,656	$4,573,969	$7,500,507	$3,228,861
Net realized gain	89,929,345	34,514,511	4,698,517	2,556,361
Net change in unrealized appreciation (depreciation)	(27,238,773)	(8,534,884)	13,471,138	12,287,153

Net increase in net assets resulting from operations	69,597,228	30,553,596	25,670,162	18,072,375

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,705,133)	(2,357,719)	(4,042,358)	(2,145,588)

Total distributions to shareholders	(8,705,133)	(2,357,719)	(4,042,358)	(2,145,588)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	345,391,061	289,063,151	145,006,107	103,356,773
Cost of shares redeemed	(324,406,725)	(122,573,813)	(15,634,722)	(13,758,909)

Net increase in net assets from capital share transactions	20,984,336	166,489,338	129,371,385	89,597,864

INCREASE IN NET ASSETS	81,876,431	194,685,215	150,999,189	105,524,651

NET ASSETS
Beginning of year	391,637,389	196,952,174	152,484,210	46,959,559

End of year	$473,513,820	$391,637,389	$303,483,399	$152,484,210

Undistributed net investment income included in net assets at end of year	$6,668,789	$5,185,808	$6,750,550	$3,029,133

SHARES ISSUED AND REDEEMED
Shares sold	8,800,000	9,400,000	5,640,000	4,880,000
Shares redeemed	(8,700,000)	(4,200,000)	(600,000)	(680,000)

Net increase in shares outstanding	100,000	5,200,000	5,040,000	4,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI EMU Index Fund		iShares MSCI France Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$64,897,028	$36,506,832	$5,363,789	$2,234,907
Net realized gain	78,401,296	83,839,198	16,902,131	24,946,517
Net change in unrealized appreciation (depreciation)	372,001,498	101,409,737	131,397	(236,936)

Net increase in net assets resulting from operations	515,299,822	221,755,767	22,397,317	26,944,488

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(39,632,439)	(12,287,252)	(2,600,180)	(1,093,386)

Total distributions to shareholders	(39,632,439)	(12,287,252)	(2,600,180)	(1,093,386)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	890,425,624	1,281,531,733	308,549,207	193,944,708
Cost of shares redeemed	(189,448,664)	(243,363,438)	(94,536,345)	(89,235,841)

Net increase in net assets from capital share transactions	700,976,960	1,038,168,295	214,012,862	104,708,867

INCREASE IN NET ASSETS	1,176,644,343	1,247,636,810	233,809,999	130,559,969

NET ASSETS
Beginning of year	1,794,920,987	547,284,177	211,885,761	81,325,792

End of year	$2,971,565,330	$1,794,920,987	$445,695,760	$211,885,761

Undistributed net investment income included in net assets at end of year	$62,166,681	$35,261,892	$5,048,619	$2,255,565

SHARES ISSUED AND REDEEMED
Shares sold	8,300,000	15,050,000	8,200,000	6,800,000
Shares redeemed	(1,750,000)	(2,900,000)	(2,800,000)	(3,200,000)

Net increase in shares outstanding	6,550,000	12,150,000	5,400,000	3,600,000

See notes to financial statements.

58	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Germany Index Fund		iShares MSCI Italy Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$28,068,699	$16,579,393	$8,244,893	$3,283,210
Net realized gain	152,044,593	43,262,838	45,811,884	2,217,054
Net change in unrealized appreciation (depreciation)	148,406,473	55,951,665	(31,574,902)	13,029,731

Net increase in net assets resulting from operations	328,519,765	115,793,896	22,481,875	18,529,995

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,227,480)	(2,745,191)	(4,310,712)	(1,062,571)

Total distributions to shareholders	(17,227,480)	(2,745,191)	(4,310,712)	(1,062,571)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	972,720,932	611,158,486	255,824,310	90,441,632
Cost of shares redeemed	(445,562,698)	(236,206,028)	(247,823,971)	(4,111,384)

Net increase in net assets from capital share transactions	527,158,234	374,952,458	8,000,339	86,330,248

INCREASE IN NET ASSETS	838,450,519	488,001,163	26,171,502	103,797,672

NET ASSETS
Beginning of year	802,794,594	314,793,431	146,323,714	42,526,042
End of year	$1,641,245,113	$802,794,594	$172,495,216	$146,323,714

Undistributed net investment income included in net assets at end of year	$27,920,700	$16,624,623	$7,309,944	$3,319,519

SHARES ISSUED AND REDEEMED
Shares sold	31,800,000	28,500,000	7,500,000	3,300,000
Shares redeemed	(14,700,000)	(11,100,000)	(7,200,000)	(150,000)

Net increase in shares outstanding	17,100,000	17,400,000	300,000	3,150,000

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Netherlands Index Fund		iShares MSCI Spain Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,751,323	$2,460,966	$12,640,003	$2,816,735
Net realized gain	25,566,651	8,002,115	113,046,969	7,154,162
Net change in unrealized appreciation (depreciation)	4,801,697	11,681,549	(7,855,721)	15,105,957

Net increase in net assets resulting from operations	38,119,671	22,144,630	117,831,251	25,076,854

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,524,849)	(1,617,341)	(4,483,132)	(1,611,053)

Total distributions to shareholders	(3,524,849)	(1,617,341)	(4,483,132)	(1,611,053)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	202,315,940	63,102,133	743,582,607	102,462,370
Cost of shares redeemed	(95,548,185)	(37,612,147)	(512,504,767)	(14,743,172)

Net increase in net assets from capital share transactions	106,767,755	25,489,986	231,077,840	87,719,198

INCREASE IN NET ASSETS	141,362,577	46,017,275	344,425,959	111,184,999

NET ASSETS
Beginning of year	109,991,285	63,974,010	178,130,057	66,945,058

End of year	$251,353,862	$109,991,285	$522,556,016	$178,130,057

Undistributed net investment income included in net assets at end of year	$8,180,561	$2,661,198	$10,548,212	$2,334,982

SHARES ISSUED AND REDEEMED
Shares sold	7,350,000	2,850,000	14,100,000	2,475,000
Shares redeemed	(3,450,000)	(1,650,000)	(9,075,000)	(375,000)

Net increase in shares outstanding	3,900,000	1,200,000	5,025,000	2,100,000

See notes to financial statements.

60	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Sweden Index Fund		iShares MSCI Switzerland Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,800,011	$3,522,482	$3,903,136	$1,856,248
Net realized gain	35,325,675	18,268,143	8,791,737	6,236,495
Net change in unrealized appreciation (depreciation)	28,147,722	(9,543,135)	19,142,733	25,594,505

Net increase in net assets resulting from operations	77,273,408	12,247,490	31,837,606	33,687,248

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,600,238)	(1,227,638)	(1,891,314)	(773,209)

Total distributions to shareholders	(3,600,238)	(1,227,638)	(1,891,314)	(773,209)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	453,975,174	133,924,232	119,606,280	94,447,210
Cost of shares redeemed	(106,048,705)	(55,030,029)	(18,873,671)	(18,366,262)

Net increase in net assets from capital share transactions	347,926,469	78,894,203	100,732,609	76,080,948

INCREASE IN NET ASSETS	421,599,639	89,914,055	130,678,901	108,994,987

NET ASSETS
Beginning of year	151,426,561	61,512,506	188,319,155	79,324,168

End of year	$573,026,200	$151,426,561	$318,998,056	$188,319,155

Undistributed net investment income included in net assets at end of year	$13,788,192	$3,601,501	$3,929,999	$1,891,106

SHARES ISSUED AND REDEEMED
Shares sold	13,725,000	5,250,000	4,750,000	4,750,000
Shares redeemed	(3,000,000)	(2,250,000)	(750,000)	(875,000)

Net increase in shares outstanding	10,725,000	3,000,000	4,000,000	3,875,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI United Kingdom Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$37,583,387	$31,286,621
Net realized gain	40,620,180	6,097,571
Net change in unrealized appreciation (depreciation)	76,385,578	85,793,247

Net increase in net assets resulting from operations	154,589,145	123,177,439

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,304,512)	(16,085,262)

Total distributions to shareholders	(34,304,512)	(16,085,262)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	229,005,308	344,797,700
Cost of shares redeemed	(93,960,543)	(44,331,266)

Net increase in net assets from capital share transactions	135,044,765	300,466,434

INCREASE IN NET ASSETS	255,329,398	407,558,611

NET ASSETS
Beginning of year	872,408,940	464,850,329

End of year	$1,127,738,338	$872,408,940

Undistributed net investment income included in net assets at end of year	$32,407,502	$28,709,755

SHARES ISSUED AND REDEEMED
Shares sold	9,800,000	17,200,000
Shares redeemed	(4,000,000)	(2,200,000)

Net increase in shares outstanding	5,800,000	15,000,000

See notes to financial statements.

62	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$31.08	$26.62	$17.04	$10.61	$8.19

Income from investment operations:
Net investment income[a]	0.51	0.44	0.29	0.21	0.09
Net realized and unrealized gain[b]	6.42	4.31	9.38	6.39	2.43

Total from investment operations	6.93	4.75	9.67	6.60	2.52

Less distributions from:
Net investment income	(0.73)	(0.29)	(0.09)	(0.17)	(0.10)

Total distributions	(0.73)	(0.29)	(0.09)	(0.17)	(0.10)

Net asset value, end of year	$37.28	$31.08	$26.62	$17.04	$10.61

Total return	22.35%	18.00%	56.82%	62.70%	31.15%

Ratios/Supplemental data:
Net assets, end of year (000s)	$473,514	$391,637	$196,952	$57,920	$22,288
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.77%	0.84%
Ratio of net investment income to average net assets	1.36%	1.48%	1.26%	1.37%	0.98%
Portfolio turnover rate[c]	21%	32%	21%	11%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$22.83	$18.94	$14.77	$11.16	$10.43

Income from investment operations:
Net investment income[a]	0.76	0.75	0.71	0.37	0.41
Net realized and unrealized gain[b]	2.74	3.95	3.75	4.25	0.43

Total from investment operations	3.50	4.70	4.46	4.62	0.84

Less distributions from:
Net investment income	(0.44)	(0.81)	(0.29)	(1.01)	(0.11)

Total distributions	(0.44)	(0.81)	(0.29)	(1.01)	(0.11)

Net asset value, end of year	$25.89	$22.83	$18.94	$14.77	$11.16

Total return	15.36%	25.66%	30.22%	42.88%	8.25%

Ratios/Supplemental data:
Net assets, end of year (000s)	$303,483	$152,484	$46,960	$24,813	$21,871
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.78%	0.84%
Ratio of net investment income to average net assets	2.90%	3.60%	3.89%	2.79%	4.10%
Portfolio turnover rate[c]	12%	10%	10%	21%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI EMU Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$92.28	$74.97	$59.38	$50.12	$46.02

Income from investment operations:
Net investment income[a]	2.80	2.73	1.76	1.36	0.93
Net realized and unrealized gain[b]	21.06	15.90	15.13	8.69	3.62

Total from investment operations	23.86	18.63	16.89	10.05	4.55

Less distributions from:
Net investment income	(1.85)	(1.32)	(1.30)	(0.79)	(0.45)

Total distributions	(1.85)	(1.32)	(1.30)	(0.79)	(0.45)

Net asset value, end of year	$114.29	$92.28	$74.97	$59.38	$50.12

Total return	26.10%	25.18%	28.54%	20.07%	10.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,971,565	$1,794,921	$547,284	$326,606	$165,388
Ratio of expenses to average net assets	0.51%	0.54%	0.58%	0.79%	0.84%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	0.57%	0.79%	n/a
Ratio of net investment income to average net assets	2.60%	3.23%	2.50%	2.29%	2.08%
Portfolio turnover rate[c]	5%	8%	8%	11%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$31.16	$25.41	$20.40	$16.90	$15.52

Income from investment operations:
Net investment income[a]	0.77	0.55	0.47	0.24	0.23
Net realized and unrealized gain[b]	5.06	5.52	4.84	3.54	1.33

Total from investment operations	5.83	6.07	5.31	3.78	1.56

Less distributions from:
Net investment income	(0.46)	(0.32)	(0.30)	(0.28)	(0.18)

Total distributions	(0.46)	(0.32)	(0.30)	(0.28)	(0.18)

Net asset value, end of year	$36.53	$31.16	$25.41	$20.40	$16.90

Total return	18.83%	24.13%	26.13%	22.44%	10.22%

Ratios/Supplemental data:
Net assets, end of year (000s)	$445,696	$211,886	$81,326	$61,201	$54,075
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.79%	0.84%
Ratio of net investment income to average net assets	2.17%	1.95%	1.98%	1.23%	1.56%
Portfolio turnover rate[c]	6%	10%	7%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$23.68	$19.08	$14.96	$12.57	$12.07

Income from investment operations:
Net investment income[a]	0.68	0.57	0.28	0.19	0.21
Net realized and unrealized gain[b]	8.33	4.15	4.03	2.40	0.41

Total from investment operations	9.01	4.72	4.31	2.59	0.62

Less distributions from:
Net investment income	(0.51)	(0.12)	(0.19)	(0.20)	(0.12)

Total distributions	(0.51)	(0.12)	(0.19)	(0.20)	(0.12)

Net asset value, end of year	$32.18	$23.68	$19.08	$14.96	$12.57

Total return	38.47%	24.82%	28.89%	20.55%	5.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,641,245	$802,795	$314,793	$98,764	$101,800
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.80%	0.84%
Ratio of net investment income to average net assets	2.32%	2.62%	1.54%	1.27%	1.98%
Portfolio turnover rate[c]	4%	12%	9%	9%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$30.48	$25.77	$20.21	$16.67	$15.15

Income from investment operations:
Net investment income[a]	1.35	1.07	0.78	0.56	0.43
Net realized and unrealized gain[b]	2.66	4.15	5.42	3.59	1.47

Total from investment operations	4.01	5.22	6.20	4.15	1.90

Less distributions from:
Net investment income	(0.67)	(0.51)	(0.64)	(0.61)	(0.38)

Total distributions	(0.67)	(0.51)	(0.64)	(0.61)	(0.38)

Net asset value, end of year	$33.82	$30.48	$25.77	$20.21	$16.67

Total return	13.20%	20.61%	30.74%	25.09%	12.79%

Ratios/Supplemental data:
Net assets, end of year (000s)	$172,495	$146,324	$42,526	$27,279	$29,997
Ratio of expenses to average net assets	0.52%	0.54%	0.57%	0.83%	0.84%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	n/a	0.79%	n/a
Ratio of net investment income to average net assets	4.02%	3.87%	3.18%	2.85%	2.84%
Portfolio turnover rate[c]	16%	15%	18%	9%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$24.17	$19.10	$15.70	$14.31	$14.69

Income from investment operations:
Net investment income[a]	0.98	0.60	0.57	0.39	0.30
Net realized and unrealized gain (loss)[b]	5.05	4.95	3.09	1.37	(0.43)

Total from investment operations	6.03	5.55	3.66	1.76	(0.13)

Less distributions from:
Net investment income	(0.45)	(0.48)	(0.26)	(0.37)	(0.25)

Total distributions	(0.45)	(0.48)	(0.26)	(0.37)	(0.25)

Net asset value, end of year	$29.75	$24.17	$19.10	$15.70	$14.31

Total return	25.22%	29.53%	23.40%	12.28%	(0.78)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$251,354	$109,991	$63,974	$28,265	$18,599
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.78%	0.84%
Ratio of net investment income to average net assets	3.50%	2.78%	3.13%	2.45%	2.37%
Portfolio turnover rate[c]	8%	17%	6%	9%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$44.81	$35.70	$27.55	$22.39	$17.95

Income from investment operations:
Net investment income[a]	1.30	1.07	0.79	0.44	0.24
Net realized and unrealized gain[b]	12.33	8.78	7.97	4.99	4.36

Total from investment operations	13.63	9.85	8.76	5.43	4.60

Less distributions from:
Net investment income	(0.38)	(0.74)	(0.61)	(0.27)	(0.16)

Total distributions	(0.38)	(0.74)	(0.61)	(0.27)	(0.16)

Net asset value, end of year	$58.06	$44.81	$35.70	$27.55	$22.39

Total return	30.47%	28.09%	31.85%	24.28%	25.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$522,556	$178,130	$66,945	$45,456	$50,372
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.80%	0.84%
Ratio of net investment income to average net assets	2.36%	2.67%	2.33%	1.64%	1.22%
Portfolio turnover rate[c]	12%	6%	8%	6%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$25.88	$21.58	$16.82	$12.59	$9.88

Income from investment operations:
Net investment income[a]	1.15	0.76	0.46	0.28	0.25
Net realized and unrealized gain[b]	7.88	3.96	4.45	4.20	2.58

Total from investment operations	9.03	4.72	4.91	4.48	2.83

Less distributions from:
Net investment income	(0.34)	(0.42)	(0.15)	(0.25)	(0.12)

Total distributions	(0.34)	(0.42)	(0.15)	(0.25)	(0.12)

Net asset value, end of year	$34.57	$25.88	$21.58	$16.82	$12.59

Total return	35.01%	22.16%	29.21%	35.81%	29.04%

Ratios/Supplemental data:
Net assets, end of year (000s)	$573,026	$151,427	$61,513	$27,758	$16,992
Ratio of expenses to average net assets	0.51%	0.54%	0.58%	0.92%	0.84%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	0.57%	0.79%	n/a
Ratio of net investment income to average net assets	3.42%	3.13%	2.28%	1.74%	2.44%
Portfolio turnover rate[c]	7%	14%	6%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$22.49	$17.63	$14.58	$12.23	$11.59

Income from investment operations:
Net investment income[a]	0.36	0.27	0.22	0.09	0.05
Net realized and unrealized gain[b]	3.12	4.71	2.92	2.31	0.62

Total from investment operations	3.48	4.98	3.14	2.40	0.67

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.09)	(0.05)	(0.03)

Total distributions	(0.19)	(0.12)	(0.09)	(0.05)	(0.03)

Net asset value, end of year	$25.78	$22.49	$17.63	$14.58	$12.23

Total return	15.53%	28.36%	21.54%	19.56%	5.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$318,998	$188,319	$79,324	$41,920	$33,643
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.79%	0.84%
Ratio of net investment income to average net assets	1.42%	1.34%	1.34%	0.64%	0.43%
Portfolio turnover rate[c]	5%	11%	5%	4%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$21.92	$18.74	$15.72	$13.00	$12.77

Income from investment operations:
Net investment income[a]	0.84	0.97	0.60	0.48	0.39
Net realized and unrealized gain[b]	2.78	2.79	2.76	2.72	0.12

Total from investment operations	3.62	3.76	3.36	3.20	0.51

Less distributions from:
Net investment income	(0.81)	(0.58)	(0.34)	(0.48)	(0.28)

Total distributions	(0.81)	(0.58)	(0.34)	(0.48)	(0.28)

Net asset value, end of year	$24.73	$21.92	$18.74	$15.72	$13.00

Total return	16.77%	20.61%	21.53%	24.77%	4.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,127,738	$872,409	$464,850	$452,870	$150,809
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.77%	0.84%
Ratio of net investment income to average net assets	3.51%	4.81%	3.39%	3.11%	3.23%
Portfolio turnover rate[c]	8%	10%	11%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation. As of August 31, 2007, the Company offered 24 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Austria, iShares MSCI Belgium, iShares MSCI EMU, iShares MSCI France, iShares MSCI Germany, iShares MSCI Italy, iShares MSCI Netherlands, iShares MSCI Spain, iShares MSCI Sweden, iShares MSCI Switzerland and iShares MSCI United Kingdom Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing

74	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect a Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2007, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2007, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Austria	$6,768,337	$2,756,738	$(13,149,940)	$(3,624,865)
Belgium	8,182,646	24,872,512	(2,375,781)	30,679,377
EMU	63,668,545	542,488,302	(7,262,414)	598,894,433
France	5,048,619	5,696,645	(5,409,799)	5,335,465
Germany	28,435,651	205,009,672	(31,737,261)	201,708,062
Italy	7,309,944	(11,713,397)	(5,038,758)	(9,442,211)
Netherlands	8,180,561	16,749,951	(8,643,036)	16,287,476
Spain	10,548,212	19,458,639	(2,565,437)	27,441,414
Sweden	13,788,192	29,538,550	(3,548,150)	39,778,592
Switzerland	3,929,999	54,744,853	(5,769,170)	52,905,682
United Kingdom	32,430,562	190,779,452	(20,158,257)	203,051,757

For the years ended August 31, 2007 and August 31, 2006, the tax characterization of distributions paid for each Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2007.

76	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

From November 1, 2006 to August 31, 2007, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer these losses and treat them as arising in the year ending August 31, 2008, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Austria	$8,377
Belgium	310,710
EMU	2,511,594
France	177,085

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Germany	$2,444,190
Italy	472,268
Netherlands	586,997
Spain	140,758

The Funds had tax basis net capital loss carryforwards as of August 31, 2007, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Total
Austria	$491,457	$336,553	$1,291,324	$370,948	$855,364	$–	$–	$9,795,917	$13,141,563
Belgium	–	59,876	1,677,678	117,767	175,781	33,969	–	–	2,065,071
EMU	–	–	–	–	2,876,857	1,873,963	–	–	4,750,820
France	–	–	2,436,748	236,944	2,400,550	–	–	158,472	5,232,714
Germany	–	–	8,697,227	5,469,732	8,656,712	2,241,687	–	4,227,713	29,293,071
Italy	–	–	2,648,775	848,408	541,980	527,327	–	–	4,566,490
Netherlands	–	60,885	3,222,792	1,497,810	2,481,175	129,137	403,525	260,715	8,056,039
Spain	–	–	163,675	678,910	1,582,094	–	–	–	2,424,679
Sweden	–	–	713,472	1,577,551	1,149,514	–	107,613	–	3,548,150
Switzerland	–	–	2,247,442	1,018,305	2,149,171	354,252	–	–	5,769,170
United Kingdom	–	–	856,798	6,448,554	4,272,059	1,517,783	7,063,063	–	20,158,257

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2007, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Austria	$486,762,501	$24,844,230	$(22,153,602)	$2,690,628
Belgium	276,643,070	30,232,422	(5,364,189)	24,868,233
EMU	2,492,079,110	559,030,477	(16,563,097)	542,467,380
France	441,201,615	18,745,471	(13,053,647)	5,691,824
Germany	1,440,565,637	215,321,827	(10,334,659)	204,987,168
Italy	190,300,269	–	(11,735,567)	(11,735,567)
Netherlands	239,602,323	22,652,238	(5,903,205)	16,749,033
Spain	545,205,128	28,828,783	(9,369,235)	19,459,548
Sweden	547,111,355	38,655,351	(9,113,286)	29,542,065
Switzerland	262,848,529	55,543,285	(801,740)	54,741,545
United Kingdom	923,939,097	195,262,068	(4,508,070)	190,753,998

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of each of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of all the Funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Emerging Markets, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds) as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion

78	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Company. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2007, BGI earned securities lending agent fees as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Austria	$67,361
Belgium	10,059
EMU	294,474
France	7,115
Germany	157,174
Italy	25,230

iShares MSCI Index Fund	Securities Lending Agent Fees
Netherlands	$4,358
Spain	269,627
Sweden	21,042
Switzerland	1,672
United Kingdom	2,087

Cross trades for the year ended August 31, 2007, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. Although the Premier Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 5 for additional information regarding the Premier Fund.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table provides information about the direct investment by the iShares MSCI United Kingdom Index Fund (exclusive of short-term investments) in issuers of which BGFA is an affiliate, for the year ended August 31, 2007.

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income	Net Realized Gain
Barclays PLC	1,993	663	280	2,376	$29,407,659	$1,492,094	$1,012,481

As of August 31, 2007, certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2007, were as follows:

iShares MSCI Index Fund	Purchases	Sales
Austria	$103,951,933	$121,201,357
Belgium	42,458,950	30,432,602
EMU	168,753,285	126,069,590
France	21,871,238	16,379,569
Germany	67,003,290	54,098,356
Italy	51,972,967	32,265,273
Netherlands	34,988,412	16,832,683
Spain	64,498,903	62,711,901
Sweden	38,150,611	28,567,381
Switzerland	24,705,273	13,796,424
United Kingdom	90,486,904	81,088,109

80	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2007, were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Austria	$339,979,430	$307,581,914
Belgium	135,255,049	15,489,469
EMU	871,560,506	186,749,441
France	305,584,488	94,076,788
Germany	968,696,683	444,593,589
Italy	234,311,816	242,104,379
Netherlands	187,563,341	94,932,261
Spain	741,284,064	504,920,418
Sweden	450,859,577	105,467,376
Switzerland	109,691,851	18,581,984
United Kingdom	227,679,530	93,226,386

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation, of the corresponding MSCI Index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

During the year ended August 31, 2007, the Funds received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and/or in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of August 31, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Company is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

82	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, each a portfolio of the iShares MSCI Fund Series (the “Funds”) at August 31, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2007, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

Austria	$11,095,118	$1,624,325

Belgium	10,352,842	1,538,709

EMU	89,808,124	12,179,559

France	7,769,924	1,112,837

Germany	39,871,660	5,772,220

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

Italy	$10,851,956	$1,540,655

Netherlands	10,045,521	1,163,577

Spain	17,751,642	2,635,913

Sweden	18,187,573	1,728,830

Switzerland	6,433,637	1,132,990

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007:

iShares MSCI Index Fund	Qualified Dividend Income

Austria	$8,675,729

Belgium	4,042,358

EMU	39,632,439

France	2,600,180

Germany	17,227,480

Italy	4,310,712

iShares MSCI Index Fund	Qualified Dividend Income

Netherlands	$3,524,849

Spain	4,483,132

Sweden	3,600,238

Switzerland	1,891,314

United Kingdom	34,304,512

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

84	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 13, 2007, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

The Board determined that there would be no diminution in the scope of services required of BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Funds. The Board also considered BGFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Funds; therefore, comparative performance information was generally not available. However, the Board also noted that the Funds had met their investment objectives consistently since their respective inception dates. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Funds under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUNDS’ EXPENSES AND PERFORMANCE OF THE FUNDS

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act objectively selected solely by Lipper as comprising each Fund’s applicable comparative group (the “Lipper Group”). In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, and the “last quarter” period ended March 31, 2007, and a comparison of each Fund’s performance to that of the funds in its Lipper Group for the same periods. Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Groups included in part, at the request of BGFA, mutual funds, closed-end funds, exchange traded funds, and funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds. The Board noted that most of the Funds generally performed in line with the funds in their respective Lipper Groups over the relevant periods; however, certain of the Funds may have underperformed or outperformed funds in their respective Lipper Groups over such periods. In considering this information, the Board noted that the Lipper Groups include funds that may have different

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	85

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track an index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expenses for the Funds were generally lower than the median or average investment advisory fee rates and overall expense components of the funds in their respective Lipper Groups. The Board also reviewed statistical information from Lipper displaying the effects of the current breakpoints in the investment advisory fee rates for the Funds (as discussed below) at various assets levels of such Funds as compared to their Lipper Groups. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO FUNDS AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Funds based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Funds). The Board also discussed BGFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also discussed the substantial growth in assets of certain iShares funds, including the iShares funds in the group with which the Funds’ assets are aggregated for the purpose of applying breakpoints in the investment advisory fee rates, over the last few years. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had made a significant investment in the iShares funds and had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. In light of this history, the Board determined that the current breakpoints were appropriate and warranted at this juncture for the Funds. Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees, with the current breakpoints for the Funds, reflects the current sharing and potential further sharing of economies of scale with the Funds’ shareholders.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that comparative investment advisory/management fee information

86	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

was not available, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as the Funds. However, the Board noted that BGFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Funds by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Funds in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BGFA affiliate are reported to the Board pursuant to Rule 10f-3 and Rule 17e-1, as applicable under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates, with the current breakpoints, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	87

Supplemental Information (Unaudited)

iSHARES®, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.22%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	62	4.49
Greater than 0.5% and Less than 1.0%	232	16.80
Between 0.5% and –0.5%	820	59.38
Less than –0.5% and Greater than –1.0%	158	11.44
Less than –1.0% and Greater than –1.5%	61	4.42
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14

	1,381	100.00%

88	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	19	1.38
Greater than 1.0% and Less than 1.5%	72	5.21
Greater than 0.5% and Less than 1.0%	224	16.22
Between 0.5% and –0.5%	880	63.73
Less than –0.5% and Greater than –1.0%	134	9.70
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	2	0.14

	1,381	100.00%

iShares MSCI EMU Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	19	1.38
Greater than 1.0% and Less than 1.5%	63	4.56
Greater than 0.5% and Less than 1.0%	276	19.99
Between 0.5% and –0.5%	867	62.77
Less than –0.5% and Greater than –1.0%	102	7.39
Less than –1.0% and Greater than –1.5%	32	2.32
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0%	1	0.07

	1,381	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	19	1.38
Greater than 0.5% and Less than 1.0%	121	8.76
Between 0.5% and –0.5%	1,078	78.05
Less than –0.5% and Greater than –1.0%	119	8.62
Less than –1.0% and Greater than –1.5%	27	1.96
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	3	0.22

	1,381	100.00%

iShares MSCI Germany Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	34	2.46
Greater than 0.5% and Less than 1.0%	162	11.73
Between 0.5% and –0.5%	959	69.46
Less than –0.5% and Greater than –1.0%	144	10.43
Less than –1.0% and Greater than –1.5%	50	3.62
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	1	0.07

	1,381	100.00%

90	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Italy Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	120	8.69
Between 0.5% and –0.5%	1,076	77.92
Less than –0.5% and Greater than –1.0%	124	8.98
Less than –1.0% and Greater than –1.5%	19	1.38
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,381	100.00%

iShares MSCI Netherlands Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	44	3.19
Greater than 0.5% and Less than 1.0%	204	14.77
Between 0.5% and –0.5%	935	67.72
Less than –0.5% and Greater than –1.0%	119	8.62
Less than –1.0% and Greater than –1.5%	41	2.97
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0%	3	0.22

	1,381	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Spain Index Fund Period

Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	38	2.75
Greater than 0.5% and Less than 1.0%	167	12.09
Between 0.5% and –0.5%	984	71.26
Less than –0.5% and Greater than –1.0%	131	9.49
Less than –1.0% and Greater than –1.5%	33	2.39
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	2	0.14

	1,381	100.00%

iShares MSCI Sweden Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	0.29%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	19	1.38
Greater than 1.5% and Less than 2.0%	28	2.03
Greater than 1.0% and Less than 1.5%	77	5.58
Greater than 0.5% and Less than 1.0%	243	17.60
Between 0.5% and –0.5%	815	59.00
Less than –0.5% and Greater than –1.0%	119	8.62
Less than –1.0% and Greater than –1.5%	44	3.19
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,381	100.00%

92	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Switzerland Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	84	6.08
Greater than 0.5% and Less than 1.0%	275	19.91
Between 0.5% and –0.5%	841	60.92
Less than –0.5% and Greater than –1.0%	92	6.66
Less than –1.0% and Greater than –1.5%	26	1.88
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5%	3	0.22

	1,381	100.00%

iShares MSCI United Kingdom Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	2	0.14%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	42	3.04
Greater than 1.0% and Less than 1.5%	156	11.30
Greater than 0.5% and Less than 1.0%	376	27.23
Between 0.5% and –0.5%	697	50.48
Less than –0.5% and Greater than –1.0%	71	5.14
Less than –1.0% and Greater than –1.5%	15	1.09
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0%	1	0.07

	1,381	100.00%

SUPPLEMENTAL INFORMATION	93

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”), Master Investment Portfolio (“MIP”) and Barclays Foundry Investment Trust (“BFIT”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 138 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF, MIP and BFIT and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Director and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Director and Chairman (since 2003).	Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisers (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGIF and MIP; Trustee (since 2007) of BFIT; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Director, (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2000-2003); Chairman of Barclays Global Investors Services (2000-2003).	Trustee (since 2003) of iShares Trust; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

94	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Director (since 2002). Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994).	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Director (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999-2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) and Chair of Finance and Investment Committee (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust.

Charles A. Hurty, 1943	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Trustee (since 2005) of iShares Trust; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

DIRECTOR AND OFFICER INFORMATION	95

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006).	Trustee (since 2007) of iShares Trust; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officers
Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 1965	President (since 2007).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

Geoffrey D. Flynn, 1956	Treasurer and Chief Financial Officer (since 2007).	Director of Mutual Fund Operations of BGI (since 2007); President of Van Kampen Investor Services (2003-2007); Managing Director of Morgan Stanley (2002-2007); President of Morgan Stanley Trust, FSB (2002-2007).	None.

96	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Eilleen M. Clavere, 1952	Secretary (since 2007).	Head of Legal Administration of Intermediary Investor Business of BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).	None.

Ira P. Shapiro, 1963	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel of BGI (since 2004); First Vice President of Merrill Lynch Investment Managers (1993-2004).	None.

Amy Schioldager, 1962	Executive Vice President (since 2007).	Head of U.S. Indexing of BGI (since 2006); Head of Domestic Equity Portfolio Management of BGI (2001-2006).	None.

H. Michael Williams, 1960	Executive Vice President (since 2007).	Head of Global Index and Markets Group of BGI (since 2006); Global Head of Securities Lending of BGI (2002-2006).	Trustee (since 2007) of BFIT.

Patrick O’Connor, 1967	Vice President (since 2007).	Head of iShares Portfolio Management of BGI (since 2006); Senior Portfolio Manager of BGI (1999-2006).	None.

Lee Sterne, 1965	Vice President (since 2007).	Senior Portfolio Manager of BGI (since 2004); Portfolio Manager of BGI (2001-2004).	None.

Matt Tucker, 1972	Vice President (since 2007).	Head of U.S. Fixed-Income Investment Solutions of BGI (since 2005); Fixed- Income Investment Strategist of BGI (2003-2005); Fixed-Income Portfolio Manager of BGI (1997-2003).	None.

DIRECTOR AND OFFICER INFORMATION	97

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectu(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSI™ Natural Resources (IGE)

iShares S&P GSTI™ Networking (IGN)

iShares S&P GSTI™ Semiconductor (IGW)

iShares S&P GSTI™ Software (IGV)

iShares S&P GSTI™ Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap™ (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares S&P National Municipal (MUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares Specialty Index Funds

iShares KLD Select Social SM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares S&P World ex-U.S. Property (WPS)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trade mark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., MSCI Inc., Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor

NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This advertising section does not constitute part of the 2007 Annual Report.

5508-iS-1007

98	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the company listed above.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds' website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds' website.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-006-10007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™ BARCLAYS

iShares®

iShares, Inc.

Supplement dated October 30, 2007

to the Prospectus dated January 1, 2007

for the iShares MSCI Australia Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund (the “Prospectus”).

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus for the iShares MSCI Brazil Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund.

The following information replaces the second paragraph found under the heading “Investment Adviser” on page 46:

For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid advisory fees equal to 0.50% per year of the average daily net assets of that Fund; for its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid advisory fees equal to 0.75% per year of the average daily net assets of that Fund less than or equal to $14.0 billion, plus 0.68% per year of the average daily net assets of that Fund between $14.0 billion and $28.0 billion, plus 0.61% per year of the average daily net assets of that Fund in excess of $28.0 billion; for its investment advisory services to each of the other Funds included in this Prospectus, BGFA is paid a fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, and iShares MSCI United Kingdom Index Fund (iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, and iShares MSCI United Kingdom Index Fund are offered in a separate Prospectus) equal to each of those Funds’ allocable portion of: 0.59% per year of the aggregate of the average daily net assets of those Funds less than or equal to $7.0 billion, plus 0.54% per year of the aggregate of the average daily net assets of those Funds between $7.0 billion and $11.0 billion, plus 0.49% per year of the aggregate of the average daily net assets of those Funds between $11.0 billion and $24.0 billion, plus 0.44% per year of the aggregate of the average daily net assets of those Funds in excess of $24.0 billion.

Effective September 1, 2007, for its investment advisory services to the iShares MSCI Brazil Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, and iShares MSCI Taiwan Index Fund, BGFA is paid advisory fees equal to each of those Funds’ allocable portion of: 0.74% per year of the aggregate of the average daily net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate of the average daily net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate of the average daily net assets of those Funds between $4 billion and $8 billion, plus 0.57% per year of the aggregate of the average daily net assets of those Funds in excess of $8 billion.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
33.97%	35.85%	33.51%	28.66%	28.88%	28.14%	13.45%	13.56%	13.62%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
33.97%	35.85%	33.51%	252.57%	255.51%	245.52%	253.31%	256.66%	258.44%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	47.33%

Basic Materials	19.94

Consumer Non-Cyclical	11.76

Industrial	7.31

Consumer Cyclical	4.36

Energy	4.09

Communications	3.15

Utilities	0.66

Technology	0.51

Short-Term and Other Net Assets	0.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
BHP Billiton Ltd.	12.68%

Commonwealth Bank of Australia	7.06

National Australia Bank Ltd.	6.41

Australia and New Zealand Banking Group Ltd.	5.27

Westpac Banking Corp.	4.95

Westfield Group	3.60

Woolworths Ltd.	3.55

QBE Insurance Group Ltd.	2.96

Rio Tinto Ltd.	2.63

Woodside Petroleum Ltd.	2.13

TOTAL	51.24%

The iShares MSCI Australia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 33.97%, while the Index returned 33.51%.

The Australian stock market enjoyed robust returns for the reporting period. The Australian economy, now in its 16th consecutive year of expansion, grew by 4.3% for the 12 months ended June 30, 2007. The growth was paced by strong commodity exports, especially to China but also elsewhere in Asia and Europe. The inflation rate also increased modestly, leading the Reserve Bank of Australia to raise interest rates twice during the reporting period. The Australian central bank boosted its cash rate target to 6.5%, its highest level in 11 years.

The stock market’s strong gains reflected the favorable economic environment and strength in commodity-based industries, such as mining and metals producers. In addition, currency fluctuations enhanced Australian stock returns for U.S. investors; the U.S. dollar declined by approximately 6.9% versus the Australian dollar during the reporting period.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted double-digit gains for the reporting period. The leading performers included retailer Woolworths Ltd., which reported strong sales and improving profit margins, and QBE Insurance Group Ltd., which exceeded earnings expectations in the first half of 2007. Two mining companies among the ten largest holdings, BHP Billiton Ltd. and Rio Tinto Ltd., also delivered strong returns due to high demand for metals and minerals. The weaker performers among the ten largest holdings were commercial bank Australia and New Zealand Banking Group Ltd. and energy producer Woodside Petroleum Ltd.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
60.82%	58.64%	61.26%	51.98%	52.42%	54.03%	19.57%	19.45%	21.96%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
60.82%	58.64%	61.26%	710.96%	722.60%	766.98%	258.51%	255.95%	313.51%

Total returns for the periods since inception are calculated from the inception date of the Fund (7/10/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/14/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Basic Materials	31.14%

Energy	22.13

Financial	17.46

Consumer Non-Cyclical	8.27

Utilities	7.51

Communications	7.02

Industrial	3.66

Consumer Cyclical	2.10

Short-Term and Other Net Assets	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Petroleo Brasileiro SA Preferred	12.02%

Companhia Vale do Rio Doce Class A Preferred	11.37

Petroleo Brasileiro SA	10.11

Companhia Vale do Rio Doce ADR	9.56

Banco Bradesco SA Preferred	6.65

Banco Itau Holding Financeira SA Preferred	4.85

Companhia de Bebidas das Americas Preferred	4.41

Unibanco-Uniao de Bancos Brasileiros SA	4.19

Gerdau SA Preferred	2.47

Companhia Siderurgica Nacional	2.27

TOTAL	67.90%

The iShares MSCI Brazil Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 60.82%, while the Index returned 61.26%.

The Brazilian stock market enjoyed robust returns for the reporting period. The Brazilian economy grew by 5.4% for the 12 months ended June 30, 2007, driven largely by strong commodity exports, particularly metals and oil. The inflation rate came in at 3.9%, below the government’s 4.5% target. As a result, the Brazilian central bank lowered its benchmark interest rate seven times during the reporting period. Since November 2005, the central bank has enacted 17 interest rate cuts, bringing the benchmark interest rate down from 19.75% to a 20-year low of 11.50%.

The sharp rise in the Brazilian stock market resulted from surging commodity exports and foreign investment in the country’s stocks and bonds. In addition, currency fluctuations enhanced Brazilian stock returns for U.S. investors; the Brazilian real hit a seven-year high versus the U.S. dollar in July 2007 and gained 8.8% overall against the U.S. currency during the reporting period.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted returns of more than 35% for the reporting period. The leading performers were the Class A preferred and ADR shares of Companhia Vale do Rio Doce, the world’s largest iron-ore and nickel exporter, which benefited from very strong global demand for metals. Also benefiting from this trend were steelmakers Companhia Siderurgica Nacional and the preferred shares of Gerdau SA. The lowest returns for the reporting period came from the Fund’s largest holding, the preferred shares of energy producer Petroleo Brasileiro SA.

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.33%	22.28%	22.69%	26.97%	26.75%	27.40%	13.30%	13.31%	13.74%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.33%	22.28%	22.69%	230.05%	227.19%	235.63%	248.71%	248.89%	262.31%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	29.75%

Energy	26.82

Basic Materials	17.49

Communications	6.82

Industrial	5.64

Technology	4.65

Consumer Cyclical	3.49

Diversified	2.15

Consumer Non-Cyclical	1.83

Utilities	1.08

Short-Term and Other Net Assets	0.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Royal Bank of Canada	6.01%

Manulife Financial Corp.	5.47

Bank of Nova Scotia	4.46

EnCana Corp.	4.08

Research In Motion Ltd.	3.91

Suncor Energy Inc.	3.76

Canadian Natural Resources Ltd.	3.36

Alcan Inc.	3.31

Bank of Montreal	2.80

Canadian Imperial Bank of Commerce	2.79

TOTAL	39.95%

The iShares MSCI Canada Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 22.33%, while the Index returned 22.69%.

The Canadian stock market enjoyed strong returns for the reporting period. The Canadian economy grew by 2.5% for the 12 months ended June 30, 2007, boosted by strong global demand for commodities such as oil, natural gas, and metals. Rising commodity exports, especially to China and other countries outside of the U.S., helped lower the Canadian unemployment rate to 6%, its lowest level in 30 years, and boosted domestic consumption. In addition, Canada continued to generate a federal budget surplus, as it has every year since 1998. As a result, the Canadian dollar strengthened to a 30-year high versus the U.S. dollar, rising 5% for the reporting period and 35% since its 2002 low.

The Canadian stock market benefited from the favorable economic environment, as well as healthy corporate earnings growth and increasing merger activity. However, Canadian shares fell late in the reporting period amid concerns about the sub-prime lending crisis in the U.S., which is Canada’s largest trading partner.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted positive returns for the reporting period, and two delivered returns of more than 100%. The leading performers were wireless handheld device maker Research In Motion Ltd., which continued to benefit from the success of its Blackberry® wireless device, and aluminum producer Alcan Inc., which was the subject of a bidding war before agreeing to be acquired by Australian mining company Rio Tinto Ltd. Other top performers included energy producer Canadian Natural Resources Ltd. and commercial bank Canadian Imperial Bank of Commerce. The only stock among the ten largest holdings to post a single-digit gain during the reporting period was Bank of Montreal.

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/07			Inception to 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
39.86%	39.06%	43.63%	38.18%	38.06%	38.75%	315.33%	313.67%	322.50%

Total returns for the periods since inception are calculated from the inception date of the Fund (4/7/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/11/03), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	21.12%

Energy	14.95

Basic Materials	14.79

Communications	14.02

Industrial	10.18

Technology	8.90

Utilities	4.48

Consumer Non-Cyclical	4.39

Consumer Cyclical	3.92

Diversified	2.22

Funds	0.55

Short-Term and Other Net Assets	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
POSCO ADR (South Korea)	4.33%

Samsung Electronics Co. Ltd. GDR (South Korea)	3.54

OAO Gazprom SP ADR (Russia)	3.47

Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR (Taiwan)	2.74

China Mobile Ltd. (Hong Kong)	2.33

Siliconware Precision Industries Co. SP ADR (Taiwan)	2.23

Kookmin Bank SP ADR (South Korea)	2.23

Chunghwa Telecom Co. Ltd. ADR (Taiwan)	1.87

United Microelectronics Corp. SP ADR (Taiwan)	1.67

Companhia Vale do Rio Doce Preferred SP ADR (Brazil)	1.63

TOTAL	26.04%

The iShares MSCI Emerging Markets Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index (the “Index”). The Index is designed to measure equity market performance in the global emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 39.86%, while the Index returned 43.63%.

Emerging markets stocks continued to enjoy robust returns during the reporting period, extending a 4 1/2-year rally. From the rally’s start in March 2003 through the end of the reporting period, the Index had a cumulative total return of over 340%.

The key to the strong performance of emerging equity markets during the reporting period was healthy economic growth, particularly in China and India, but also across Latin America and the rest of Asia. With global growth on the rise, demand for energy and commodities increased from already strong levels. Many emerging markets are major exporters of commodities – primarily oil, gas, and metals – and rising prices boosted profits for companies that produce and export these commodities.

Despite the sizable overall returns, however, many emerging markets gave up some of their gains toward the end of the reporting period. Concerns about the sub-prime lending crisis in the U.S. led to a “flight to quality” as many investors shifted assets out of riskier markets, including many emerging markets.

Latin American markets delivered the best returns for the reporting period. Peru was the top performer in the region due to very strong economic growth and a rapidly growing trade surplus. Brazil, the largest market in Latin America, also rallied sharply as base metals exports soared, and Mexico also fared well, led by telecommunications and materials stocks.

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Emerging markets in Asia also produced large-sized returns for the reporting period. In China, the stock market surged, as the Chinese economy continued to grow at a double-digit annualized pace, driven by soaring exports. In addition, outsourcing contributed to the strong performance of the stock markets in the Philippines and India.

Markets in Eastern Europe and the Middle East generally posted sound gains for the reporting period. Russia was one of the weaker performers, rising only slightly for the reporting period. On the positive side, Turkey and the Czech Republic both delivered strong gains.

Among the Fund’s ten largest holdings as of August 31, 2007, eight registered positive returns for the reporting period, and three returned more than 100%. The two best performers were metals companies – the ADR shares of South Korean steelmaker POSCO and the sponsored ADR shares of the preferred shares of the Brazilian nickel and iron-ore producer Companhia Vale do Rio Doce – both of which benefited from strong global demand for metals and rising prices. The other top ten holding with a triple-digit return was Chinese wireless telecommunications services provider China Mobile Ltd., which enjoyed a strong increase in its subscriber base. The only two stocks among the ten largest holdings to decline for the reporting period were OAO Gazprom SP ADR and Samsung Electronics Co. Ltd. GDR.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG INDEX FUND

Performance as of August 31, 2007

			Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
31.44%	32.64%	32.17%	20.50%	20.97%	21.39%	4.70%	4.78%	6.31%

			Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
31.44%	32.64%	32.17%	154.08%	159.02%	163.61%	58.26%	59.54%	84.32%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	47.85%

Diversified	14.05

Consumer Cyclical	13.35

Utilities	9.41

Communications	6.21

Industrial	5.84

Basic Materials	1.32

Consumer Non-Cyclical	0.93

Technology	0.66

Short-Term and Other Net Assets	0.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Cheung Kong (Holdings) Ltd.	8.57%

Hutchison Whampoa Ltd.	8.15

Hong Kong Exchanges and Clearing Ltd.	7.55

Sun Hung Kai Properties Ltd.	7.00

Esprit Holdings Ltd.	5.86

Hang Seng Bank Ltd.	4.61

Swire Pacific Ltd. Class A	3.55

CLP Holdings Ltd.	3.52

BOC Hong Kong Holdings Ltd.	3.43

Hong Kong and China Gas Co. Ltd. (The)	3.23

TOTAL	55.47%

The iShares MSCI Hong Kong Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 31.44%, while the Index returned 32.17%.

The Hong Kong stock market enjoyed robust returns for the reporting period. The Hong Kong economy grew by 6.9% for the 12 months ended June 30, 2007, in line with the 6.8% growth rate for all of 2006. Hong Kong’s close relationship and trade partnership with mainland China appeared to be the key driver behind this healthy growth rate. The Chinese economy surged during the reporting period – its 11.9% annualized growth rate in the second quarter of 2007 was the fastest rate in 12 years – and this helped lift economic activity in Hong Kong. The Hong Kong market also appeared to benefit from the expansion of China’s Qualified Domestic Institutional Investors program, which allows institutional investors (banks, insurance companies, and asset managers) to place funds in foreign securities.

Hong Kong’s ties with China led to some stock market volatility during the reporting period. A sharp drop in the Chinese market in late February 2007 – triggered by a government statement threatening to crackdown on stock market speculation – caused a similar decline in the Hong Kong market. Hong Kong shares also fell late in the reporting period as concerns about the sub-prime lending crisis in the U.S. led to a re-pricing of risk in markets around the world.

Each of the Fund’s ten largest holdings as of August 31, 2007, gained ground for the reporting period. By far, the leading performer was stock exchange Hong Kong Exchanges and Clearing Ltd., which delivered triple-digit gains for the reporting period as increased trading boosted profits. Other top performers included apparel maker Esprit Holdings Ltd. and property developer Cheung Kong (Holdings) Ltd.; the Fund’s largest holding as of August 31, 2007. The class A shares of diversified conglomerate Swire Pacific Ltd. posted the most modest return among the ten largest holdings for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA INDEX FUND

Performance as of August 31, 2007

			Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
44.64%	48.05%	45.66%	16.84%	17.38%	17.80%	5.57%	5.75%	6.64%

			Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
44.64%	48.05%	45.66%	117.72%	122.80%	126.87%	71.88%	74.83%	90.26%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	32.23%

Consumer Non-Cyclical	16.13

Consumer Cyclical	15.90

Industrial	13.33

Diversified	7.17

Utilities	6.92

Communications	5.62

Energy	1.76

Technology	0.28

Short-Term and Other Net Assets	0.66

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Bumiputra-Commerce Holdings Bhd	10.59%

Malayan Banking Bhd	8.62

IOI Corp. Bhd	6.77

Sime Darby Bhd	5.41

Genting Bhd	5.20

Tenaga Nasional Bhd	4.90

Telekom Malaysia Bhd	3.82

MISC Bhd	3.81

Public Bank Bhd	3.74

Resorts World Bhd	3.72

TOTAL	56.58%

The iShares MSCI Malaysia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 44.64%, while the Index returned 45.66%.

The Malaysian stock market enjoyed robust returns for the reporting period. The Malaysian economy grew at a 5.7% annualized rate in the second quarter of 2007, down slightly from its 5.9% growth rate for all of 2006. Exports appeared to be the key to Malaysia’s strong economy and stock market as commodity prices rose sharply during the reporting period. Malaysia is the world’s leading producer of palm oil, whose prices hit record highs during the reporting period. Malaysia’s energy and mining operations also benefited from strong global demand, especially from China. Currency fluctuations enhanced Malaysian stock returns for U.S. investors; the U.S. dollar declined by 4.9% versus the Malaysian ringgit for the reporting period.

Despite its strong overall performance, the Malaysian stock market experienced some volatility during the reporting period. A sharp drop in the Chinese market in late February 2007 – triggered by a government statement threatening to crackdown on stock market speculation – caused a similar decline in the Malaysian market. Malaysian shares also fell late in the reporting period as concerns about the sub-prime lending crisis in the U.S. – Malaysia’s largest trading partner – led to a re-pricing of risk in markets around the world.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted positive returns for the reporting period. The leading performers were commercial bank Bumiputra-Commerce Holdings Bhd, the Fund’s largest holding, and conglomerate Sime Darby Bhd, which benefited from its exposure to both palm oil and energy production. Other top performers included resort operator Resorts World Bhd and Public Bank Bhd. The lowest returns among the ten largest holdings came from Malayan Banking Bhd and shipping company MISC Bhd, although both firms still produced double-digit returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO INDEX FUND

Performance as of August 31, 2007

			Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
42.58%	42.24%	40.85%	36.02%	35.86%	35.10%	16.53%	16.60%	17.69%

			Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
42.58%	42.24%	40.85%	365.59%	362.92%	350.10%	361.89%	364.59%	409.85%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Communications	42.25%

Industrial	18.95

Consumer Cyclical	12.01

Consumer Non-Cyclical	9.81

Basic Materials	8.15

Diversified	4.73

Financial	3.96

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
America Movil SAB de CV Series L	24.09%

Cemex SA de CV Series CPO	14.84

Telefonos de Mexico SA de CV Series L	10.23

Wal-Mart de Mexico SAB de CV Series V	4.97

Grupo Televisa SA Series CPO	4.96

Grupo Mexico SA de CV Series B	4.83

Fomento Economico Mexicano SAB	4.76

Grupo Financiero Banorte SAB de CV Series O	3.96

Carso Global Telecom SAB de CV Class A1	2.97

Grupo Carso SA de CV Series A1	2.91

TOTAL	78.52%

The iShares MSCI Mexico Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 42.58%, while the Index returned 40.85%.

The Mexican stock market enjoyed robust returns for the reporting period, despite a deceleration in the Mexican economy in 2007. The economy grew at a 2.7% annualized rate in the first half of 2007, down from 4.8% for all of 2006. Growth was driven primarily by a strong export market, particularly for commodities such as oil – by volume, Mexico’s government-owned energy company Pemex is the third-largest oil producer in the world. Inflation in Mexico came in at 4% for the reporting period, up from 3.5% for the previous 12 months. Much of the increase resulted from higher food prices as ethanol production in the U.S. and elsewhere led to a sharp increase in the price of corn. The Mexican central bank raised interest rates to 7.25% in April 2007 to keep inflation in check.

The healthy export market provided a lift to the Mexican stock market, as did strong results for companies in the telecommunications and materials sectors. However, Mexico’s close ties with the U.S. led to a decline late in the reporting period amid concerns about the sub-prime lending crisis in the U.S.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted positive returns for the reporting period. The leading performers included the Series B shares of metals producer Grupo Mexico SA de CV, which benefited from a sharp increase in global demand for metals, and the Series L shares of wireless telecommunications services provider America Movil SAB de CV, which reported very strong subscriber growth and better-than-expected profits. Other top performers included Carso Global Telecom SAB de CV Class A1 and the Series L shares of telecommunications provider Telefonos de Mexico SA de CV. The series V shares of the discount retailer Wal-Mart de Mexico SAB de CV posted the most modest return among the ten largest holdings during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
34.86%	36.24%	34.89%	26.27%	26.10%	26.15%	23.17%	23.33%	23.12%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
34.86%	36.24%	34.89%	220.95%	218.79%	219.45%	238.63%	241.21%	237.57%

Total returns for the periods since inception are calculated from the inception date of the Fund (10/25/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/26/01), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	47.33%

Basic Materials	13.28

Consumer Non-Cyclical	8.55

Industrial	8.14

Consumer Cyclical	6.56

Communications	5.76

Diversified	3.75

Energy	2.75

Utilities	2.55

Technology	0.56

Short-Term and Other Net Assets	0.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
BHP Billiton Ltd. (Australia)	8.38%

Commonwealth Bank of Australia (Australia)	4.65

National Australia Bank Ltd. (Australia)	4.22

Australia and New Zealand Banking Group Ltd. (Australia)	3.47

Westpac Banking Corp. (Australia)	3.25

Westfield Group (Australia)	2.36

Woolworths Ltd. (Australia)	2.35

QBE Insurance Group Ltd. (Australia)	1.95

Cheung Kong (Holdings) Ltd. (Hong Kong)	1.82

Rio Tinto Ltd. (Australia)	1.75

TOTAL	34.20%

The iShares MSCI Pacific ex-Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore markets, as measured by the MSCI Pacific ex-Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 34.86%, while the Index returned 34.89%.

The Fund enjoyed robust returns during the reporting period as the four markets comprising the Fund – Australia, Hong Kong, New Zealand, and Singapore – delivered very strong results.

The Australian stock market benefited from the strength of the Australian economy, now in its 16th consecutive year of expansion. The economy grew by 4.3% for the 12 months ended June 30, 2007, paced by strong commodity exports, especially to China but also elsewhere in Asia and Europe. The stock market’s strong gains reflected the favorable economic environment and strength in commodity-based industries, such as mining and metals producers. In addition, currency fluctuations enhanced Australian stock returns for U.S. investors; the U.S. dollar declined by 6.9% versus the Australian dollar during the reporting period.

In Hong Kong, the economy grew by 6.9% for the 12 months ended June 30, 2007, driven largely by its close relationship and trade partnership with mainland China. The Chinese economy surged during the reporting period – its 11.9% annualized growth rate in the second quarter of 2007 was the fastest rate in 12 years – and this helped lift economic activity in Hong Kong. The Hong Kong market also appeared to benefit from the expansion of China’s Qualified Domestic Institutional Investors program, which allows institutional investors (banks, insurance companies, and asset managers) to place funds in foreign securities.

The Singapore economy grew by 7.9% in 2006 and followed that with a 7.6% annualized growth rate in the first half of 2007 – one of the fastest growth rates in Asia. Singapore’s trade-reliant economy appeared to benefit from strong growth in China, as well as solid expansion in Europe and the rest of Asia. The rally in the Singapore stock market was broad-based, producing strong results across a variety of economic sectors. As in Australia, currency fluctuations boosted Singapore stock returns for U.S. investors; the U.S. dollar declined by 3.1% versus the Singaporean dollar for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

The New Zealand market posted the lowest return among the four markets represented in the Fund, though it still gained 25%. The most recent economic growth figures show the New Zealand economy growing by 2.2% for the 12 months ended June 30, 2007, a slower pace than many of the region’s economies. Nonetheless, the New Zealand market benefited from the strength of its trading partners, particularly China and other emerging Asian markets. In addition, investors borrowing at low interest rates in Japan were attracted to the relatively high interest rates in New Zealand – a practice known as the “carry trade.” In part because of this demand, the New Zealand dollar reached a 22-year high against the U.S. dollar in July 2007 and rose 7.3% overall against the U.S. currency for the reporting period.

Each of the Fund’s ten largest holdings (nine of which are Australian companies) as of August 31, 2007, posted double-digit returns for the reporting period. The leading performers included retailer Woolworths Ltd., which reported strong sales and improving profit margins, and QBE Insurance Group Ltd., which exceeded earnings expectations in the first half of 2007. Mining companies BHP Billiton Ltd. and Rio Tinto Ltd. also delivered strong returns due to high demand for metals and minerals. The weakest performers among the ten largest holdings were commercial banks Australia and New Zealand Banking Group Ltd. and National Australia Bank Ltd.

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE INDEX FUND

Performance as of August 31, 2007

			Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
49.92%	50.40%	51.08%	25.00%	24.83%	24.71%	6.88%	6.91%	7.64%

			Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
49.92%	50.40%	51.08%	205.23%	203.12%	201.63%	94.49%	95.06%	108.85%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or ”NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Financial	51.08%

Communications	15.94

Industrial	13.70

Diversified	7.02

Consumer Cyclical	5.75

Consumer Non-Cyclical	4.06

Energy	0.58

Technology	0.51

Short-Term and Other Net Assets	1.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Singapore Telecommunications Ltd.	12.73%

United Overseas Bank Ltd.	11.27

DBS Group Holdings Ltd.	9.85

Oversea-Chinese Banking Corp.	8.96

Keppel Corp. Ltd.	5.82

Singapore Airlines Ltd.	4.78

CapitaLand Ltd.	4.74

City Developments Ltd.	3.67

Singapore Exchange Ltd.	3.47

Singapore Press Holdings Ltd.	3.21

TOTAL	68.50%

The iShares MSCI Singapore Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 49.92%, while the Index returned 51.08%.

The Singapore stock market enjoyed robust returns for the reporting period. The Singapore economy grew by 7.9% in 2006 and followed with a 7.6% annualized growth rate in the first half of 2007 – one of the fastest growth rates in Asia. Singapore’s trade-reliant economy appeared to benefit from strong growth in China, as well as solid expansion in Europe and the rest of Asia. Meanwhile, the inflation rate in Singapore rose to its highest level in 12 years, increasing 2.6% for the 12 months ended July 31, 2007, though much of the increase resulted from a recent sales tax increase.

The rally in the Singapore stock market was broad-based, producing strong results across a variety of economic sectors. In addition, currency fluctuations enhanced Singapore stock returns for U.S. investors; the U.S. dollar declined by 3.1% versus the Singaporean dollar for the reporting period. Despite its steady rise, the Singapore market experienced some volatility during the reporting period. A sharp drop in the Chinese market in late February 2007 – triggered by a government statement threatening to crack down on stock market speculation – caused a similar decline in the Singapore market. Singapore shares also fell late in the reporting period as concerns about the sub-prime lending crisis in the U.S. led to a re-pricing of risk in markets around the world.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted at least double-digit gains for the reporting period. By far, the leading performer was stock exchange Singapore Exchange Ltd., which soared by well over 100% for the reporting period as increased trading boosted profits. Other top performers among the ten largest holdings included energy and shipping conglomerate Keppel Corp. Ltd. and property developer CapitaLand Ltd. The weaker returns among the Fund’s ten largest positions came from financial services provider DBS Group Holdings Ltd. and newspaper publisher Singapore Press Holdings Ltd.

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/07			Inception to 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
30.34%	29.60%	31.42%	31.43%	31.55%	32.90%	249.20%	250.71%	267.91%

Total returns for the periods since inception are calculated from the inception date of the Fund (2/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/7/03), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Basic Materials	24.93%

Financial	20.91

Communications	17.76

Energy	11.07

Consumer Cyclical	7.61

Industrial	6.57

Diversified	5.97

Consumer Non-Cyclical	4.96

Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Sasol Ltd.	11.07%

MTN Group Ltd.	10.42

Standard Bank Group Ltd.	8.27

Impala Platinum Holdings Ltd.	7.32

Gold Fields Ltd.	4.36

Anglo Platinum Ltd.	4.32

FirstRand Ltd.	4.23

Naspers Ltd.	4.01

Telkom South Africa Ltd.	3.33

Sanlam Ltd.	3.18

TOTAL	60.51%

The iShares MSCI South Africa Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 30.34%, while the Index returned 31.42%.

The South African stock market enjoyed robust returns for the reporting period. The South African economy grew by 5% for the 12 months ended June 30, 2007, extending an economic expansion that began in 1999. Exports make up nearly 30% of South African economic output, most notably in commodities such as metals and minerals. Strong global demand for these commodities helped boost both the economy and stock market in South Africa. Currency fluctuations added modestly to South African stock returns for U.S. investors; the U.S. dollar declined by 0.5% versus the South African rand for the reporting period.

Despite its strong overall performance, the South African stock market experienced some volatility during the reporting period. A sharp drop in the Chinese market in late February 2007 – triggered by a government statement threatening to crack down on stock market speculation – caused a similar decline in the South African market. South African shares also fell late in the reporting period as concerns about the sub-prime lending crisis in the U.S. led to a re-pricing of risk in markets around the world.

All but one of the Fund’s ten largest holdings as of August 31, 2007, posted double-digit gains for the reporting period. The leading performers were wireless telecommunications services provider MTN Group Ltd., which benefited from strong subscriber growth across Africa and the Middle East, and diversified financial services company Sanlam Ltd., which reported strong results due to burgeoning growth in its life insurance business. Other top performers included electronic media company Naspers Ltd. and Standard Bank Group Ltd. The only stock among the ten largest holdings to decline for the reporting period was gold producer Gold Fields Ltd.

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
39.18%	41.04%	38.94%	25.25%	25.95%	27.16%	17.38%	17.53%	18.02%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
39.18%	41.04%	38.94%	208.28%	216.90%	232.53%	222.97%	225.86%	236.28%

Total returns for the periods since inception are calculated from the inception date of the Fund (5/9/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Industrial	35.95%

Financial	19.13

Consumer Cyclical	13.87

Basic Materials	13.70

Communications	5.81

Consumer Non-Cyclical	4.97

Energy	3.36

Utilities	2.39

Technology	0.75

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd.	14.26%

POSCO	9.43

Kookmin Bank	5.64

Shinhan Financial Group Ltd.	3.99

Hyundai Heavy Industries Co. Ltd.	3.47

Korea Electric Power Corp.	2.39

Hyundai Motor Co. Ltd.	2.35

Samsung Corp.	1.97

Shinsegae Co. Ltd.	1.93

Samsung Heavy Industries Co. Ltd.	1.85

TOTAL	47.28%

The iShares MSCI South Korea Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 39.18%, while the Index returned 38.94%.

The South Korean stock market enjoyed robust returns for the reporting period. The South Korean economy grew by a stronger-than-expected 4.9% for the 12 months ended June 30, 2007. Exports, which comprise approximately 40% of South Korea’s economy, were a key contributing factor to the solid economic growth, surging by 16%. The economy and stock market also appeared to benefit from the free trade agreement between South Korea and the U.S., signed in April 2007. The accord is South Korea’s largest trade deal ever – as well as the biggest deal for the U.S. in 13 years – and is expected to facilitate trade between the two countries.

Despite its strong overall performance, the South Korean stock market experienced some volatility during the reporting period. Geopolitical instability resulting from tensions between North and South Korea weighed on the market early in the period. North Korea tested a nuclear weapon in October 2006, but later pledged to end its nuclear program. South Korean shares also fell late in the reporting period amid concerns about the sub-prime lending crisis in the U.S. since South Korea has substantial exposure to the U.S. consumer.

Among the Fund’s ten largest holdings as of August 31, 2007, four posted triple-digit returns for the reporting period. The leading performers were shipbuilder Hyundai Heavy Industries Co. Ltd., which reported a record increase in profits, and steelmaker POSCO, which benefited from strong global demand for metals and higher steel prices. Other top performers included conglomerate Samsung Corp. and shipbuilder Samsung Heavy Industries Co. Ltd. The only two stocks among the ten largest holdings to decline during the reporting period were electronics manufacturer Samsung Electronics Co. Ltd. and auto maker Hyundai Motor Co. Ltd.

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN INDEX FUND

Performance as of August 31, 2007

			Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
29.91%	30.70%	30.22%	13.56%	15.17%	14.59%	(1.57)%	(1.53)%	(0.63)%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Inception to 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
29.91%	30.70%	30.22%	88.84%	102.59%	97.61%	(10.79)%	(10.51)%	(4.45)%
Total returns for the periods since inception are calculated from the inception date of the Fund (6/20/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/23/00), the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Technology	36.61%

Industrial	26.20

Financial	14.13

Basic Materials	11.84

Communications	4.32

Consumer Cyclical	3.20

Energy	1.72

Consumer Non-Cyclical	1.01

Short-Term and Other Net Assets	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	10.81%

Hon Hai Precision Industry Co. Ltd.	10.03

MediaTek Inc.	3.90

Cathay Financial Holding Co. Ltd.	3.41

Nan Ya Plastic Corp.	3.26

China Steel Corp.	3.18

Formosa Plastic Co.	2.72

United Microelectronics Corp.	2.65

Chunghwa Telecom Co. Ltd.	2.56

Asustek Computer Inc.	2.52

TOTAL	45.04%

The iShares MSCI Taiwan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 29.91%, while the Index returned 30.22%.

The Taiwanese stock market enjoyed robust returns for the reporting period, though it lagged many other emerging Asian markets. The Taiwan economy grew by 5.1% for the 12 months ended June 30, 2007, exceeding expectations as exports rose sharply. Growing demand from China and Europe more than offset a decline in exports to the U.S. Although inflation remained generally below the government’s target, concerns about rising inflation in the second half of 2007 led the Taiwan central bank to extend its program of interest rate increases. The central bank raised rates four times during the reporting period, for a total of 12 rate hikes since June 2003, boosting its discount rate to a six-year high of 3.125%. Nonetheless, with the exception of Japan, Taiwan still has the lowest interest rates in Asia. As a result, investment outflows have weighed on the Taiwanese dollar, which declined by 0.5% versus the U.S. dollar during the reporting period.

Materials and industrials were the leading export sectors in Taiwan during the reporting period, and consequently they were also the major drivers of equity market performance. Technology, especially contract manufacturing of semiconductors and consumer electronics, also comprised a substantial portion of the country’s exported goods, and a number of technology companies are expanding production capacity.

Each of the Fund’s ten largest holdings as of August 31, 2007, posted positive returns for the reporting period. The leading performer was chipmaker MediaTek Inc., which benefited from strong demand for its wireless and digital media chips. Other top performers included steelmaker China Steel Corp. and plastics manufacturers Nan Ya Plastic Corp. and Formosa Plastic Co. The lowest returns among the ten largest holdings came from chipmakers United Microelectronics Corp. and Taiwan Semiconductor Manufacturing Co. Ltd., the Fund’s largest holding.

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 to August 31, 2007.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/07 to 8/31/07)
Australia
Actual	$1,000.00	$1,126.90	0.51%	$2.73
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Brazil
Actual	1,000.00	1,345.10	0.68	4.02
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68	3.47
Canada
Actual	1,000.00	1,176.00	0.51	2.80
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Emerging Markets
Actual	1,000.00	1,204.70	0.73	4.06
Hypothetical (5% return before expenses)	1,000.00	1,021.50	0.73	3.72

SHAREHOLDER EXPENSES	27

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/07 to 8/31/07)
Hong Kong
Actual	$1,000.00	$1,151.70	0.51%	$2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Malaysia
Actual	1,000.00	1,079.70	0.51	2.67
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Mexico
Actual	1,000.00	1,155.20	0.51	2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Pacific ex-Japan
Actual	1,000.00	1,131.00	0.50	2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.70	0.50	2.55
Singapore
Actual	1,000.00	1,133.10	0.51	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
South Africa
Actual	1,000.00	1,081.00	0.68	3.57
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68	3.47
South Korea
Actual	1,000.00	1,287.20	0.68	3.92
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68	3.47
Taiwan
Actual	1,000.00	1,115.90	0.85	4.53
Hypothetical (5% return before expenses)	1,000.00	1,020.90	0.85	4.33

a	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.11%

AIRLINES – 0.53%
Qantas Airways Ltd.	1,721,765	$7,816,140

		7,816,140
APPAREL – 0.26%
Billabong International Ltd.	293,534	3,785,053

		3,785,053

BANKS – 25.83%
Australia and New Zealand Banking Group Ltd.	3,274,511	77,228,735
Commonwealth Bank of Australia	2,302,179	103,292,515
Macquarie Office Trust	3,511,769	4,485,489
National Australia Bank Ltd.	2,888,682	93,862,484
Suncorp-Metway Ltd.	1,637,020	26,769,132
Westpac Banking Corp.	3,275,736	72,487,321

		378,125,676
BEVERAGES – 1.98%
Coca-Cola Amatil Ltd.	931,010	7,203,095
Foster’s Group Ltd.	3,488,257	17,935,348
Lion Nathan Ltd.	520,008	3,879,392

		29,017,835
BIOTECHNOLOGY – 0.47%
Sonic Healthcare Ltd.	552,672	6,928,741

		6,928,741
BUILDING MATERIALS – 1.13%
Boral Ltd.	1,068,400	6,857,963
CSR Ltd.	1,548,098	4,231,769
James Hardie Industries NV	826,478	5,446,288

		16,536,020
COMMERCIAL SERVICES – 2.93%
A.B.C. Learning Centres Ltd.[a]	667,236	3,729,241
Brambles Ltd.[b]	2,512,783	28,210,990
Transurban Group	1,886,801	10,990,650

		42,930,881
COMPUTERS – 0.51%
Computershare Ltd.	889,998	7,457,796

		7,457,796

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 3.69%
ASX Ltd.	302,230	$11,408,796
Babcock & Brown Ltd.[a]	409,762	7,887,342
Challenger Financial Services Group Ltd.	634,184	2,806,716
Macquarie Bank Ltd.	466,292	27,806,491
Perpetual Ltd.[a]	65,732	4,098,956

		54,008,301
ELECTRIC – 0.66%
AGL Energy Ltd.	767,358	9,613,975

		9,613,975
ENGINEERING & CONSTRUCTION – 1.66%
Downer EDI Ltd.	529,229	2,789,992
Leighton Holdings Ltd.	246,181	8,780,299
Multiplex Group	1,111,701	4,513,077
WorleyParsons Ltd.	261,809	8,221,596

		24,304,964
ENTERTAINMENT – 1.71%
Aristocrat Leisure Ltd.[a]	619,959	7,061,147
Tabcorp Holdings Ltd.	930,943	11,580,167
Tattersall’s Ltd.	1,892,650	6,451,617

		25,092,931
FOOD – 3.82%
Goodman Fielder Ltd.	1,876,457	3,969,138
Woolworths Ltd.	2,137,694	52,034,499

		56,003,637
FOREST PRODUCTS & PAPER – 0.15%
PaperlinX Ltd.	784,337	2,156,769

		2,156,769
HEALTH CARE - PRODUCTS – 0.36%
Cochlear Ltd.	97,201	5,298,217

		5,298,217
HOUSEHOLD PRODUCTS & WARES – 0.17%
Pacific Brands Ltd.	889,291	2,430,902

		2,430,902
INSURANCE – 6.43%
AMP Ltd.	3,319,048	28,406,225
AXA Asia Pacific Holdings Ltd.	1,526,774	9,365,487

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2007

Security	Shares	Value
Insurance Australia Group Ltd.	3,177,513	$13,002,880
QBE Insurance Group Ltd.	1,527,152	43,298,146

		94,072,738
INVESTMENT COMPANIES – 1.39%
Macquarie Airports	1,213,050	4,292,914
Macquarie Communications Infrastructure Group[a]	753,558	3,555,731
Macquarie Infrastructure Group	4,682,683	12,571,669

		20,420,314

IRON & STEEL – 1.21%
BlueScope Steel Ltd.	1,300,278	11,287,165
OneSteel Ltd.	1,310,651	6,461,658

		17,748,823

MANUFACTURING – 2.67%
Ansell Ltd.	259,607	2,766,763
Futuris Corp. Ltd.	1,026,766	2,046,547
Orica Ltd.	548,682	12,784,330
Wesfarmers Ltd.	687,399	21,564,042

		39,161,682

MEDIA – 1.49%
APN News & Media Ltd.	531,014	2,376,035
John Fairfax Holdings Ltd.	2,100,538	7,929,262
Publishing and Broadcasting Ltd.	794,367	11,580,930

		21,886,227

MINING – 18.58%
Alumina Ltd.	1,998,498	11,283,594
BHP Billiton Ltd.	5,940,720	185,686,656
Fortescue Metals Group Ltd.[b]	222,288	6,148,642
Iluka Resources Ltd.	430,732	1,944,842
Newcrest Mining Ltd.	595,301	11,865,525
Paladin Resources Ltd.[a,b]	959,964	4,732,731
Rio Tinto Ltd.[a]	505,922	38,492,163
Zinifex Ltd.	861,852	11,835,576

		271,989,729

OIL & GAS – 4.09%
Caltex Australia Ltd.	238,880	4,703,048
Origin Energy Ltd.	1,544,946	12,531,201
Santos Ltd.	1,065,343	11,483,905
Woodside Petroleum Ltd.	843,973	31,103,625

		59,821,779

Security	Shares	Value
PACKAGING & CONTAINERS – 0.67%
Amcor Ltd.	1,577,776	$9,755,357

		9,755,357

PHARMACEUTICALS – 2.03%
CSL Ltd.	323,748	25,864,425
Symbion Health Ltd.	1,142,400	3,866,302

		29,730,727

REAL ESTATE – 9.99%
Centro Properties Group	1,495,855	9,966,844
CFS Retail Property Trust	2,449,029	4,722,006
Commonwealth Property Office Fund	2,574,206	3,518,332
DB RREEF Trust	5,127,445	8,384,580
Goodman Group	2,546,607	13,963,879
GPT Group	3,633,482	14,129,772
ING Industrial Fund	1,766,951	3,852,508
Lend Lease Corp. Ltd.	637,420	9,961,788
Mirvac Group	1,806,112	7,905,170
Stockland	2,457,500	17,173,980
Westfield Group	3,093,712	52,678,495

		146,257,354

RETAIL – 1.86%
Coles Group Ltd.	2,016,450	23,245,643
Harvey Norman Holdings Ltd.	936,914	4,055,044

		27,300,687

TELECOMMUNICATIONS – 1.66%
Telstra Corp. Ltd.	5,077,496	18,051,582
Telstra Corp. Ltd. Installment Receipt	2,632,079	6,209,851

		24,261,433

TRANSPORTATION – 1.18%
Asciano Group[b]	951,851	6,620,935
Toll Holdings Ltd.	957,426	10,593,229

		17,214,164

TOTAL COMMON STOCKS (Cost: $1,282,017,415)		1,451,128,852

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2007

Security	Shares	Value
SHORT-TERM INVESTMENTS – 4.13%

MONEY MARKET FUNDS – 4.13%
Barclays Global Investors Funds
Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	196,327	$196,327
BGI Cash Premier Fund LLC 5.47%[c,d,e]	60,181,361	60,181,361

		60,377,688

TOTAL SHORT-TERM INVESTMENTS (Cost: $60,377,688)		60,377,688

TOTAL INVESTMENTS IN SECURITIES – 103.24% (Cost: $1,342,395,103)		1,511,506,540

Other Assets, Less Liabilities – (3.24)%		(47,394,064)

NET ASSETS – 100.00%		$1,464,112,476

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 40.17%

AEROSPACE & DEFENSE – 1.63%
Empresa Brasileira de Aeronautica SA	6,449,760	$72,395,265

		72,395,265

AGRICULTURE – 0.61%
Souza Cruz SA	1,296,000	27,103,592

		27,103,592

BANKS – 4.44%
Banco Nossa Caixa SA	720,000	11,020,408
Unibanco-Uniao de Bancos Brasileiros SA	16,560,020	185,877,776

		196,898,184

COMMERCIAL SERVICES – 0.85%
Companhia de Concessoes Rodoviarias	2,160,000	37,469,388

		37,469,388

COSMETICS & PERSONAL CARE – 0.48%
Natura Cosmeticos SA	2,016,000	21,291,429

		21,291,429

DIVERSIFIED FINANCIAL SERVICES – 0.75%
Redecard SAa	2,160,000	33,061,225

		33,061,225

ELECTRIC – 2.41%
Centrais Eletricas Brasileiras SA	3,456,000	44,769,306
CPFL Energia SA	1,259,564	22,569,330
EDP Energias do Brasil SA	1,152,000	18,220,408
Tractebel Energia SA	1,861,800	21,277,714

		106,836,758

FOOD – 0.70%
Cosan SA Industria e Comercio	90	1,001
Perdigao SA	1,584,000	30,871,837

		30,872,838

HEALTH CARE - SERVICES – 0.30%
Diagnosticos da America SA	596,300	13,383,284

		13,383,284

INTERNET – 0.75%
B2W - Companhia Global do Varejo	864,030	33,282,788

		33,282,788

Security	Shares	Value
IRON & STEEL – 2.74%
Companhia Siderurgica Nacional	1,769,784	$100,534,567
Gerdau SA	1,035,600	20,918,063

		121,452,630

MINING – 9.56%
Companhia Vale do Rio Doce ADR	8,595,360	424,009,109

		424,009,109

OIL & GAS – 10.11%
Petroleo Brasileiro SA	14,400,000	448,163,265

		448,163,265

REAL ESTATE – 0.77%
Cyrela Brazil Realty SA	2,448,000	23,168,571
Cyrela Commercial Properties SA Empreendimentose e Participacoes[a]	1,208,700	1,480,041
Gafisa SA	803,500	9,715,791

		34,364,403

RETAIL – 0.73%
Lojas Renner SA	1,872,000	32,311,102

		32,311,102

TELECOMMUNICATIONS – 1.15%
Brasil Telecom Participacoes SA	901,000	20,410,408
Tele Norte Leste Participacoes SA	897,938	30,690,238

		51,100,646

TRANSPORTATION – 1.39%
All America Latina Logistica SA	5,328,000	61,706,939

		61,706,939

WATER – 0.80%
Companhia de Saneamento Basico do Estado de Sao Paulo	1,458,000	35,557,347

		35,557,347

TOTAL COMMON STOCKS (Cost: $1,080,151,400)		1,781,260,192

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2007

Security	Shares	Value
PREFERRED STOCKS – 59.12%

AIRLINES – 0.35%
Gol Linhas Aereas Inteligentes SA	295,000	$6,547,194
Tam SA	399,700	9,105,411

		15,652,605

BANKS – 11.50%
Banco Bradesco SA	11,808,000	294,898,776
Banco Itau Holding Financeira SA	4,896,070	214,827,561

		509,726,337

BEVERAGES – 4.41%
Companhia de Bebidas das Americas	2,819,891	195,665,906

		195,665,906

BUILDING MATERIALS – 0.64%
Duratex SA	1,152,000	28,564,898

		28,564,898

CHEMICALS – 0.48%
Braskem SA Class A	2,304,036	21,277,067

		21,277,067

ELECTRIC – 4.30%
Centrais Eletricas Brasileiras SA Class B	2,880,200	35,561,653
Companhia Energetica de Minas Gerais	3,950,500	76,188,214
Companhia Energetica de Sao Paulo Class Ba	2,016,000,000	34,446,848
Companhia Paranaense de Energia Class B	1,584,000	25,861,225
Eletropaulo Metropolitana Electricidade de Sao Paulo SA Class B	331,200,000	18,689,142

		190,747,082

FOOD – 0.92%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	221,700,000	7,114,761
Sadia SA	6,717,000	33,859,163

		40,973,924

Security	Shares	Value
FOREST PRODUCTS & PAPER – 2.39%
Aracruz Celulose SA Class B	7,200,400	$45,553,551
Klabin SA	8,816,000	25,998,204
Votorantim Celulose e Papel SA	1,440,100	34,400,756

		105,952,511

IRON & STEEL – 4.60%
Gerdau SA	4,464,373	109,331,584
Usinas Siderurgicas de Minas Gerais SA Class A	1,584,000	94,450,041

		203,781,625

MEDIA – 0.82%
Net Servicos de Comunicacao SAa	2,410,560	36,281,388

		36,281,388

MINING – 11.37%
Companhia Vale do Rio Doce Class A	12,164,400	503,953,714

		503,953,714

OIL & GAS – 12.02%
Petroleo Brasileiro SA	20,016,000	533,079,184

		533,079,184

RETAIL – 0.82%
Lojas Americanas SA	4,464,000	36,440,816

		36,440,816

TELECOMMUNICATIONS – 4.30%
Brasil Telecom Participacoes SA	3,312,000	48,159,184
Tele Norte Leste Participacoes SA	3,515,139	78,821,612
Telesp Celular Participacoes SA	6,912,083	32,832,394
TIM Participacoes SA	8,784,000	30,923,265

		190,736,455

TEXTILES – 0.20%
Companhia de Tecidos Norte de Minas	1,467,908	9,062,085

		9,062,085

TOTAL PREFERRED STOCKS (Cost: $1,580,926,937)		2,621,895,597

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2007

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.25%

MONEY MARKET FUNDS – 0.25%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[b,c]	10,991,195	$10,991,195

		10,991,195

TOTAL SHORT-TERM INVESTMENTS (Cost: $10,991,195)		10,991,195

TOTAL INVESTMENTS IN SECURITIES – 99.54% (Cost: $2,672,069,532)		4,414,146,984

Other Assets, Less Liabilities – 0.46%		20,186,654

NET ASSETS – 100.00%		$4,434,333,638

ADR – American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CANADA INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.72%

ADVERTISING – 0.02%
Aeroplan Income Fund[a]	16,282	$325,532

		325,532

AEROSPACE & DEFENSE – 0.30%
CAE Inc.	307,797	3,971,668

		3,971,668

AIRLINES – 0.18%
ACEAviation Holdings Inc. Class Ab	97,520	2,285,315
Jazz Air Income Fund[a]	20,078	146,526

		2,431,841

APPAREL – 0.34%
Gildan Activewear Inc.[b]	137,223	4,442,868

		4,442,868

AUTO PARTS & EQUIPMENT – 0.89%
Magna International Inc. Class A	131,443	11,781,846

		11,781,846

BANKS – 16.82%
Bank of Montreal	604,092	37,090,112
Bank of Nova Scotia	1,196,050	59,064,756
Canadian Imperial Bank of Commerce	407,807	36,892,877
National Bank of Canada	192,913	10,015,392
Royal Bank of Canada	1,547,398	79,487,269

		222,550,406

BEVERAGES – 0.07%
Cott Corp.[b]	86,063	964,888

		964,888

CHEMICALS – 3.59%
Agrium Inc.	161,567	7,369,294
Methanex Corp.	124,684	2,788,697
NOVA Chemicals Corp.	99,266	3,611,805
Potash Corp. of Saskatchewan Inc.	380,897	33,695,081

		47,464,877

COAL – 0.45%
Fording Canadian Coal Trust	179,528	5,907,614

		5,907,614

Security	Shares	Value
COMMERCIAL SERVICES – 0.25%
QuebecorWorld Inc.[b]	101,498	$903,825
Ritchie Bros. Auctioneers Inc.	36,389	2,352,205

		3,256,030

COMPUTERS – 4.21%
CGI Group Inc.[b]	354,768	3,923,794
Research In Motion Ltd.[b]	606,906	51,754,966

		55,678,760

DIVERSIFIED FINANCIAL SERVICES – 0.93%
CI Financial Income Fund	72,118	1,733,668
IGM Financial Inc.	144,438	7,070,000
TSX Group Inc.	83,758	3,523,402

		12,327,070

ELECTRIC – 0.88%
Fortis Inc.	186,560	4,682,297
TransAlta Corp.	245,179	6,929,954

		11,612,251

ELECTRONICS – 0.11%
Celestica Inc.[b]	238,222	1,416,473

		1,416,473

ENGINEERING & CONSTRUCTION – 0.54%
SNC-Lavalin Group Inc.	182,980	7,161,102

		7,161,102

FOOD – 1.06%
George Weston Ltd.	62,209	4,210,582
Loblaw Companies Ltd.	132,040	5,635,587
Saputo Inc.	87,460	4,195,864

		14,042,033

FOREST PRODUCTS & PAPER – 0.17%
Abitibi-Consolidated Inc.[b]	480,623	931,396
Canfor Corp.[b]	111,273	1,300,122

		2,231,518

GAS – 0.20%
Canadian Utilities Ltd. Class A	58,373	2,684,545

		2,684,545

HAND & MACHINE TOOLS – 0.48%
Finning International Inc.	216,531	6,314,677

		6,314,677

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2007

Security	Shares	Value
HEALTH CARE - SERVICES – 0.22%
MDS Inc.	147,560	$2,887,453

		2,887,453

HOLDING COMPANIES - DIVERSIFIED – 2.15%
Brookfield Asset Management Inc. Class A	598,164	20,260,166
Onex Corp.	123,583	4,042,134
Sherritt International Corp.	279,555	4,215,061

		28,517,361

INSURANCE – 11.20%
Fairfax Financial Holdings Ltd.	20,480	4,247,202
Great-West Lifeco Inc.	323,056	10,917,665
Manulife Financial Corp.	1,872,723	72,405,701
Power Corp. of Canada	414,625	15,874,001
Power Financial Corp.	298,681	11,570,589
Sun Life Financial Inc.	690,369	33,146,327

		148,161,485

MANUFACTURING – 0.77%
Bombardier Inc. Class Bb	1,736,208	10,175,819

		10,175,819

MEDIA – 4.15%
Astral Media Inc. Class A	60,237	2,422,918
Rogers Communications Inc. Class B	603,341	27,365,223
Shaw Communications Inc. Class B	422,286	9,788,205
Thomson Corp.	271,575	11,475,542
Yellow Pages Income Fund	305,056	3,933,416

		54,985,304

MINING – 13.73%
Aber Diamond Corp.	71,073	2,529,563
Agnico-Eagle Mines Ltd.	162,213	7,240,817
Alcan Inc.	444,964	43,850,732
Barrick Gold Corp.	1,044,969	33,911,978
Cameco Corp.	428,374	17,271,022
Eldorado Gold Corp.[b]	412,595	2,032,065
First Quantum Minerals Ltd.	81,515	6,164,579
Goldcorp Inc.	851,399	20,064,638
Ivanhoe Mines Ltd.[b]	294,627	3,300,402
Kinross Gold Corp.[b]	717,074	8,757,949
Lundin Mining Corp.[b]	397,780	4,549,925

Security	Shares	Value
Meridian Gold Inc.[b]	121,389	$3,344,982
Pan American Silver Corp.[b]	88,291	2,203,415
Teck Cominco Ltd. Class B	521,737	22,194,229
Yamana Gold Inc.	385,576	4,260,891

		181,677,187

OIL & GAS – 23.39%
ARC Energy Trust	124,175	2,393,466
Canadian Natural Resources Ltd.	652,089	44,499,981
Canadian Oil Sands Trust	284,371	8,196,315
Canetic Resources Trust	276,554	3,845,639
Duvernay Oil Corp.[b]	55,173	1,655,946
EnCana Corp.	922,653	53,980,237
Enerplus Resources Fund	149,748	6,327,679
Ensign Resource Service Group	156,120	2,730,274
First Calgary Petroleums Ltd.[b]	304,964	1,455,847
Harvest Energy Trust	157,816	4,087,686
Husky Energy Inc.	307,301	11,256,713
Imperial Oil Ltd.	396,903	17,337,891
Nexen Inc.	573,128	15,998,932
Niko Resources Ltd.	52,696	4,632,725
OPTI Canada Inc.[b]	208,131	3,836,607
Penn West Energy Trust	287,885	8,283,991
Petro-Canada	599,688	30,532,869
Precision Drilling Trust	74,469	1,445,241
PrimeWest Energy Trust	173,565	3,547,266
Provident Energy Trust	262,104	3,035,188
Suncor Energy Inc.	556,601	49,774,972
Talisman Energy Inc.	1,267,600	21,712,825
UTS Energy Corp.[b]	514,310	2,722,632
Western Oil Sands Inc. Class Ab	175,890	6,221,869

		309,512,791

OIL & GAS SERVICES – 0.20%
Trican Well Service Ltd.	146,893	2,610,567

		2,610,567

PHARMACEUTICALS – 0.23%
Biovail Corp.	174,097	3,064,410

		3,064,410

PIPELINES – 2.78%
Enbridge Inc.	422,887	14,231,486
TransCanada Corp.	648,150	22,547,545

		36,779,031

36	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2007

Security	Shares	Value
REAL ESTATE – 0.59%
Brookfield Properties Corp.	265,232	$6,055,067
MI Developments Inc. Class A	57,383	1,817,748

		7,872,815

REAL ESTATE INVESTMENT TRUSTS – 0.21%
RioCan Real Estate Investment Trust	123,911	2,756,181

		2,756,181

RETAIL – 2.08%
Alimentation Couche-Tard Inc. Class B	167,776	3,441,640
Canadian Tire Corp. Ltd. Class A	93,899	6,888,974
Jean Coutu Group Inc. Class A	173,236	2,546,505
RONA Inc.[b]	137,910	2,804,220
Shoppers Drug Mart Corp.	235,027	11,832,999

		27,514,338

SOFTWARE – 0.44%
Cognos Inc.[b]	109,032	4,364,991
Open Text Corp.[b]	59,140	1,468,088

		5,833,079

TELECOMMUNICATIONS – 2.65%
BCE Inc.	318,891	12,175,646
Nortel Networks Corp.[b]	528,119	9,240,897
TELUS Corp.	70,995	3,748,235
TELUS Corp. NVS	190,624	9,858,713

		35,023,491

TRANSPORTATION – 3.44%
Canadian National Railway Co.	613,600	32,308,475
Canadian Pacific Railway Ltd.	188,276	13,206,106

		45,514,581

TOTAL COMMON STOCKS (Cost: $1,062,442,389)		1,319,451,892

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.02%

MONEY MARKET FUNDS – 0.02%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	234,233	$234,233

		234,233

TOTAL SHORT-TERM INVESTMENTS (Cost: $234,233)		234,233

TOTAL INVESTMENTS IN SECURITIES – 99.74% (Cost: $1,062,676,622)		1,319,686,125

Other Assets, Less Liabilities – 0.26%		3,436,018

NET ASSETS – 100.00%		$1,323,122,143

NVS – Non-Voting Shares

[a]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 91.17%

ARGENTINA – 0.75%
BBVA Banco Frances SA ADR	978,195	$8,960,266
Petrobras Energia Participaciones SA SP ADR	1,840,503	17,061,463
Tenaris SA ADR	2,355,927	110,563,654

		136,585,383

BRAZIL – 3.54%
Companhia Vale do Rio Doce ADR	5,235,650	258,274,615
Empresa Brasileira de Aeronautica SA ADR	1,233,498	55,704,770
Petroleo Brasileiro SA ADR	4,087,010	252,740,698
Unibanco-Uniao de Bancos Brasileiros SA GDR	697,116	77,784,203

		644,504,286

CHILE – 1.88%
Banco Santander
Chile SA ADR	1,788,916	85,152,402
Compania de Telecomunicacionesde Chile SA SP ADR	2,160,444	18,515,005
Enersis SA SP ADR	5,261,514	94,602,022
LAN Airlines SA SP ADR	2,425,110	38,923,016
Sociedad Quimica y Minerade Chile SA SP ADR	655,878	104,540,394

		341,732,839

CHINA – 8.96%
Aluminum Corporation of China Ltd. Class H	5,418,000	14,836,220
BBVA Banco
Angang New Steel Co. Ltd. Class Ha	12,642,000	42,481,855
Bank of China Ltd. Class Ha	153,510,000	78,952,781
Bank of Communications Co. Ltd. Class Ha	42,547,000	47,803,472
Beijing Capital International Airport Co. Ltd. Class Ha	14,452,000	23,503,557
China Communications Construction Co. Ltd. Class H	9,039,000	19,546,290

Security	Shares	Value
China Construction Bank Class Ha	181,503,000	$152,013,928
China Eastern Airlines Corp. Ltd. Class Ha,b,c	62,370,000	29,838,086
China Foods Ltd.[a]	5,424,000	3,457,502
China Life Insurance Co. Ltd. Class H	46,956,000	226,747,478
China Petroleum & Chemical Corp. Class H	117,474,000	128,069,901
China Shenhua Energy Co. Ltd. Class H	5,535,500	23,997,166
China Shipping Development Co. Ltd. Class H	16,272,000	49,149,402
COSCO Pacific Ltd.	7,224,000	20,059,589
Datang International Power Generation Co. Ltd. Class H	14,464,000	15,304,838
Guangshen Railway Co. Ltd. Class Ha	57,862,363	45,344,411
Guangzhou R&F Properties Co. Ltd. Class H	722,400	2,918,601
Huadian Power International Corp. Ltd.[a]	30,736,000	17,700,278
Huaneng Power International Inc. Class Ha	21,672,000	24,933,189
Hunan Non-Ferrous Metal Corp. Ltd. Class Ha	25,312,000	14,739,023
Industrial and Commercial Bank of China Class Ha	186,939,000	121,800,765
Jiangsu Expressway Co. Ltd. Class H	5,424,000	5,648,877
Jiangxi Copper Co. Ltd.[a]	18,078,000	41,782,225
Maanshan Iron & Steel Co. Ltd. Class Ha	19,866,000	17,708,494
PetroChina Co. Ltd. Class H	122,822,000	179,583,904
Ping An Insurance (Group) Co. of China Ltd. Class H	9,936,500	103,357,187
Shanghai Forte Land Co. Class Ha	5,418,000	3,231,308
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	21,696,000	14,776,126
Sinotrans Ltd.[a]	21,672,000	11,896,772

38	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
Travelsky Technology Ltd. Class H	3,616,000	$2,907,919
Tsingtao Brewery Co. Ltd. Class Ha	3,616,000	12,614,897
Weichai Power Co. Ltd. Class Ha	3,613,000	28,730,689
XinAo Gas Holdings Ltd.[a]	3,624,000	5,977,444
Yanzhou Coal Mining Co. Ltd. Class Ha	21,672,800	38,137,790
Zhejiang Expressway Co. Ltd. Class H	21,696,000	28,884,404
Zijin Mining Group Co. Ltd. Class H	36,120,000	31,872,973

		1,630,309,341
CZECH REPUBLIC – 1.83%
Central European Media Enterprises Ltd. Class Ab	17,090	1,539,602
CEZ AS	3,990,357	211,448,909
Komercni Banka AS	253,759	55,035,261
Philip Morris CR AS	10,839	5,202,822
Unipetrol ASb	3,895,100	54,024,615
Zentiva NVa	110,742	6,538,402

		333,789,611
EGYPT – 0.61%
Orascom Construction Industries Co. GDR	497,883	66,218,439
Orascom Telecom Holding SAE GDR	790,829	45,630,833

		111,849,272
HONG KONG – 6.72%
Agile Property Holdings Ltd.[a]	5,418,000	9,867,650
Air China Ltd.[a]	27,090,000	33,702,889
Beijing Enterprises Holdings Ltd.[a]	3,616,000	15,745,432
Brilliance China Automotive Holdings Ltd.[a,b]	23,214,000	5,537,954
Chaoda Modern Agriculture (Holdings) Ltd.	1,806,000	1,392,126
China Agri-Industries Holdings Ltd.[a,b]	5,424,000	3,123,579

Security	Shares	Value
China Everbright Pacific Ltd.[a,b]	20,094,000	$62,884,356
China Mengniu Dairy Co. Ltd.	3,612,000	13,620,137
China Merchants Holdings International Co. Ltd.	7,224,000	37,756,501
China Mobile Ltd.	31,153,500	423,544,554
China Overseas Land & Investment Ltd.	28,954,000	60,531,658
China Resources Enterprises Ltd.	12,656,000	51,537,884
China Resources Land Ltd.	28,928,000	50,014,357
China Resources Power Holdings Co. Ltd.	5,418,000	15,287,908
China Travel International Investment Hong Kong Ltd.[a]	63,496,951	40,068,618
Citic Pacific Ltd.	9,933,000	54,335,775
CNOOC Ltd.	108,360,000	132,448,880
Country Garden Holdings Co.[b]	18,060,000	27,796,197
Denway Motors Ltd.[a]	34,314,000	16,063,886
FU JI Food and Catering Services Holdings Ltd.[a]	2,709,000	7,991,407
Global Bio-Chem Technology Group Co. Ltd.	9,030,000	3,949,376
GOME Electrical Appliances Holdings Ltd.[a]	8,127,000	12,820,996
Guangdong Investment Ltd.	12,646,110	7,931,443
Guangzhou Investment Co. Ltd.	30,702,000	8,505,636
Lenovo Group Ltd.[a]	37,926,000	25,148,609
Li Ning Co. Ltd.[a]	3,612,000	10,261,430
Nine Dragons Paper Holdings Ltd.[a]	9,933,000	29,684,022
Shanghai Industrial Holdings Ltd.[a]	3,616,000	15,815,000
Shenzhen Investment Ltd.	28,918,000	23,737,480
Sinofert Holdings Ltd.[a]	30,390,000	21,554,712

		1,222,660,452
HUNGARY – 1.72%
Gedeon Richter Rta	421,983	83,476,843
Magyar Telekom Telecommunications PLC	2,848,512	14,285,328

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
MOL Magyar Olaj-es Gazipari Rta	571,046	$81,822,967
OTP Bank Ltd.[a]	2,643,081	133,540,076

		313,125,214

INDIA – 5.79%
HDFC Bank Ltd. ADR	2,289,105	202,929,158
ICICI Bank Ltd. SP ADR	3,666,180	162,961,701
Infosys Technologies Ltd. SP ADR	3,635,868	173,467,262
Mahanagar Telephone Nigam Ltd. ADR	5,410,951	37,443,781
Reliance Industries Ltd. GDR[d]	1,749,557	167,082,694
Satyam Computer Services Ltd. ADR	5,298,860	135,014,953
Videsh Sanchar Nigam Ltd. ADR[a]	4,958,373	100,109,551
Wipro Ltd. ADR[a]	5,142,042	75,228,074

		1,054,237,174

INDONESIA – 2.19%
PT Aneka Tambang Tbk	228,007,500	54,634,384
PT Astra Agro Lestari Tbk	2,257,500	3,437,939
PT Astra International Inc. Tbk	14,003,500	26,620,072
PT Bank Central Asia Tbk	40,670,000	25,987,221
PT Bank Danamon Indonesia Tbk	14,007,487	12,008,548
PT Bank Internasional Indonesia Tbk	126,871,500	2,729,291
PT Bank Mandiri Tbk	30,250,500	10,470,088
PT Bank Pan Indonesia Tbk[b]	228,533,522	16,306,438
PT Bank Rakyat Indonesia Tbk	36,449,061	24,260,557
PT Berlian Laju Tanker Tbk	23,956,000	3,954,398
PT Bumi Resources Tbk	133,403,500	36,227,788
PT Indosat Tbk	1,354,500	1,038,594
PT Kalbe Farma Tbk	262,863,156	38,071,767
PT Perusahaan Gas Negara Tbk	17,157,000	18,728,355
PT Ramayana Lestari Sentosa Tbk	90,409,870	8,184,067
PT Semen Gresik (Persero) Tbk	4,675,000	2,464,457
PT Telekomunikasi Indonesia Tbk	84,882,000	98,079,840
PT United Tractors Tbk	17,672,271	15,244,451

		398,448,255

Security	Shares	Value
ISRAEL – 3.26%
Africa Israel Investments Ltd.	82,264	$6,995,663
Aladdin Knowledge Systems Ltd.[b]	90,300	1,928,808
Alvarion Ltd.[b]	605,913	7,131,596
AudioCodes Ltd.[b]	202,156	1,000,672
Bank Hapoalim Ltd.	10,488,512	49,438,652
Bank Leumi Le-Israel	13,732,076	53,049,871
Check Point Software Technologies Ltd.[b]	1,461,957	34,297,511
Clal Industries and Investments Ltd.	492,135	2,682,036
Clal Insurance Co. Ltd.	89,397	2,098,220
Discount Investment Corp. Ltd.	75,936	2,193,717
ECI Telecom Ltd.[b]	443,373	4,145,538
Elbit Systems Ltd.	691,698	30,755,205
Elite Industries Ltd.	203,175	2,396,683
Israel Chemicals Ltd.	7,385,637	57,710,523
Israel Corp. Ltd. (The)	9,933	6,902,358
Israel Discount Bank Class Ab	15,504,067	31,454,525
Koor Industries Ltd.	292,629	20,121,243
Makhteshim-Agan Industries Ltd.[b]	3,175,072	24,300,497
Mizrahi Tefahot Bank Ltd.	4,941,388	34,013,125
NICE Systems Ltd.[b]	180,800	6,215,927
Orbotech Ltd.[b]	610,281	13,212,584
Super-Sol Ltd.[b]	1,774,538	6,527,730
Syneron Medical Ltd.[a,b]	180,600	4,085,172
Teva Pharmaceutical Industries Ltd.	4,457,208	190,060,136

		592,717,992

MEXICO – 6.43%
Alfa SAB de CV Class Aa	3,882,900	27,936,987
America Movil SAB de CV Series La	96,621,000	292,056,267
Carso Infraestructura y Construccion SA de CVa,b	3,044,400	3,176,823
Cemex SA de CV Series CPO[a,b]	43,184,664	139,218,300
Consorcio ARA SAB de CVa	25,312,000	38,610,671
Controladora Comercial Mexicana SA de CVa	10,113,600	27,913,675

40	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
Corporacion Geo SAB de CV Series Ba,b	6,035,100	$31,395,115
Desarrolladora Homex SAB de CVa,b	1,160,700	10,708,282
Empresas ICA SAB de CVa,b	5,556,000	30,583,717
Fomento Economico Mexicano SAB[a]	16,543,200	57,527,622
Grupo Carso SA de CV Series A1[a]	814,341	3,212,427
Grupo Financiero Banorte SAB de CV Series Oa	10,852,456	44,226,526
Grupo Mexico SA de CV Series Ba	9,842,700	61,544,736
Grupo Modelo SAB de CV Series Ca	11,856,598	58,027,499
Grupo Televisa SA Series CPO[a]	18,692,100	97,779,740
Industrias Penoles SAB de CVa	814,588	10,870,962
Kimberly-Clark de Mexico SA de CV Class Aa	6,682,200	28,472,498
Telefonos de Mexico SA de CV Series La	50,846,600	90,088,543
Urbi Desarrollos Urbanos SA de CVa,b	3,672,300	13,748,090
Wal-Mart de Mexico SAB de CV Series Va	29,076,600	103,402,898

		1,170,501,378
PERU – 0.34%
Compania de Minas Buenaventura SA ADR	1,598,312	61,103,468

		61,103,468
PHILIPPINE ISLANDS – 1.56%
Ayala Corp.	3,283,248	34,744,298
Ayala Land Inc. Class B	40,089,200	12,490,189
Bank of the Philippine Islands	21,452,100	27,886,808
Filinvest Land Inc.[b]	352,234,375	11,958,107
Globe Telecom Inc.	415,380	12,272,185
Jollibee Foods Corp.	34,285,500	40,149,543
Manila Electric Co. Class B	10,023,300	22,398,436
Megaworld Corp.	254,420,040	19,133,438
Metropolitan Bank & Trust Co.	40	47
Petron Corp.	181,503,000	22,229,633

Security	Shares	Value
Philippine Long Distance Telephone Co.	577,920	$32,969,007
SM Investments Corp.	1,798,401	14,297,558
SM Prime Holdings Inc.	126,636,820	32,652,382

		283,181,631
RUSSIA – 9.08%
Comstar United Telesystems GDR	210,399	2,310,181
JSC MMC Norilsk Nickel ADR	548,240	122,257,520
LUKOIL SP ADR	3,250,805	241,209,731
Mobile TeleSystems SP ADR	812,700	53,768,232
OAO NOVATEK SP GDR Reg S	434,343	21,717,150
OAO Gazprom SP ADR	15,193,758	631,300,645
OAO Tatneft SP ADR	255,530	25,808,530
Polyus Gold SP ADR	589,659	23,704,292
RAO Unified Energy System of Russia GDR[b]	491,232	61,895,232
Rostelecom SP ADR[a]	646,551	38,560,302
Sberbank GDR[a]	356,685	152,925,885
Surgutneftegaz SP ADR[a]	1,742,790	108,924,375
Vimpel-Communications SP ADR	4,257,645	103,886,538
VTB Bank OJSC GDR Reg Sa,b	4,018,350	37,732,307
Wimm-Bill-Dann Foods OJSC ADR	261,870	26,805,013

		1,652,805,933
SOUTH AFRICA – 8.26%
African Bank Investments Ltd.[a]	8,789,897	38,590,987
Anglo Platinum Ltd.	381,801	50,782,594
AVI Ltd.	3,641,296	9,899,655
Barloworld Ltd.	1,895,565	32,374,585
Bidvest Group Ltd.	2,253,179	43,697,065
FirstRand Ltd.	23,865,399	77,693,561
Foschini Ltd.	5,042,704	40,742,377
Gold Fields Ltd.	2,975,431	45,424,844
Harmony Gold Mining Co. Ltd.[b]	1,303,932	11,653,125
Impala Platinum Holdings Ltd.	3,417,344	101,055,233
Imperial Holdings Ltd.	2,171,293	43,289,634
Investec Ltd.	3,758,630	42,184,694
Liberty Group Ltd.	669,125	8,369,077
Metropolitan Holdings Ltd.	7,999,844	16,507,172
Mittal Steel South Africa Ltd.	2,911,272	50,127,862

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
MTN Group Ltd.	9,423,756	$142,949,412
Nampak Ltd.	6,253,548	17,655,538
Naspers Ltd.	3,111,213	77,688,149
Nedbank Group Ltd.	2,846,257	53,472,726
Network Healthcare Holdings Ltd.[b]	15,623,850	27,816,879
Pick’n Pay Stores Ltd.	4,139,366	19,160,258
Pretoria Portland Cement Co. Ltd.	3,517,200	22,189,376
Reunert Ltd.	1,433,061	13,346,598
Sanlam Ltd.	14,461,545	43,470,326
Sappi Ltd.	369,821	5,787,718
Sasol Ltd.	3,881,498	156,396,364
Shoprite Holdings Ltd.	9,424,611	44,807,143
SPAR Group Ltd. (The)	1,452,148	10,566,414
Standard Bank Group Ltd.	8,119,858	118,291,246
Steinhoff International Holdings Ltd.	1,517,943	4,865,460
Telkom South Africa Ltd.	1,093,684	26,867,497
Tiger Brands Ltd.	1,393,901	36,390,096
Truworths International Ltd.	8,070,114	36,871,054
Woolworths Holdings Ltd.	11,731,037	32,220,485

		1,503,205,204

SOUTH KOREA – 15.44%
Hyundai Heavy Industries Co. Ltd.	375,500	148,078,870
Kookmin Bank SP ADR	4,989,075	406,360,159
Korea Electric Power Corp. SP ADR	11,966,556	269,606,507
KT Corp. SP ADR	6,388,725	152,179,430
LG.Philips LCD Co. Ltd. ADR[a,b]	5,661,810	120,936,262
POSCO ADR	5,145,610	788,873,469
Samsung Electronics Co. Ltd. GDR[d]	2,031,750	645,080,627
Samsung Heavy Industries Co. Ltd.	2,036,070	102,644,403
Shinhan Financial Group Co. Ltd. ADR	144,480	17,915,520
SK Telecom Co. Ltd. ADR	5,790,192	158,477,555

		2,810,152,802

Security	Shares	Value
TAIWAN – 9.55%
AU Optronics Corp. SP ADR	12,752,778	$187,338,309
Chunghwa Telecom Co. Ltd. ADR	19,469,678	341,108,759
Siliconware Precision Industries Co. SP ADR[a,e]	37,663,985	406,394,398
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	50,258,465	498,563,973
United Microelectronics Corp. SP ADR[a]	92,121,351	304,000,458

		1,737,405,897

THAILAND – 2.12%
Aromatics Thailand PCL	9,068,300	19,955,018
Bangkok Bank PCL	7,865,600	27,280,863
Bangkok Expressway PCL	16,719,900	11,841,841
Banpu PCL	2,511,000	21,955,698
Charoen Pokphand Foods PCL	28,000	3,819
Electricity Generating PCL	3,378,700	11,620,128
IRPC PCL[b]	71,156,400	13,791,607
Kasikornbank PCL	12,854,200	29,597,254
Krung Thai Bank PCL	14,309,100	4,712,703
Precious Shipping PCL	1,514,300	1,489,584
PTT Chemical PCL	5,485,968	17,588,355
PTT Exploration & Production PCL	14,382,500	51,141,504
PTT PCL	7,990,700	68,005,957
Ratchaburi Electricity Generating Holding PCL	29,642,800	39,526,613
Siam Cement PCL	2,511,000	18,589,158
Siam City Cement PCL	543,800	4,342,792
Siam Makro PCL	9,842,700	25,818,799
Thai Airways International PCL	2,512,900	3,204,296
Thanachart Capital PCL	16,175,000	7,307,272
True Corp. PCL[b]	27,157,400	5,421,982
United Broadcasting Corp. PCL[b,c]	5,658,800	2,968,767

		386,164,010

TURKEY – 1.14%
Adana Cimento Sanayi TAS Class Aa	3,360,689	23,332,746
Akbank TAS[a]	4,267,752	27,174,792

42	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
Akcansa Cimento Sanayi ve Ticaret ASa	459,737	$3,509,311
Arcelik ASa	824,370	5,786,717
Dogan Yayin Holding ASa,b	2,437,800	8,864,727
Eregli Demir ve Celik Fabrikalari TAS[a]	2,722,214	21,301,558
Hurriyet Gazetecilik ve Matbaacilik ASa,b	1,944,181	5,160,619
Migros Turk TAS	381,000	6,313,464
Tofas Turk Otomobil Fabrikasi ASa	5,811,462	26,527,195
Trakya Cam Sanayii ASa	151,272	515,264
Tupras-Turkiye Petrol Rafinerileri ASa	780,302	17,808,964
Turk Sise ve Cam Fabrikalari ASa	2,968,351	12,410,827
Turkiye Garanti Bankasi ASa	4,155,257	26,617,872
Yapi ve Kredi Bankasi ASa,b	7,872,518	22,587,814

		207,911,870

TOTAL COMMON STOCKS (Cost: $12,952,900,255)		16,592,392,012

PREFERRED STOCKS – 7.79%

BRAZIL – 7.79%
Aracruz Celulose SA SP ADR	599,620	37,434,277
Banco Bradesco SA SP ADR	10,345,042	255,315,636
Banco Itau Holding Financiera SA ADR	5,891,485	256,456,342
Brasil Telecom Participacoes SA ADR	721,660	51,584,257
Companhia Brasileira de Distribuicao Grupo Pao de Acucar SP ADR	878,744	28,234,045
Companhia de Bebidas das Americas ADR	1,117,011	78,157,260
Companhia Energetica de Minas Gerais SP ADR	447,008	8,493,152
Companhia Vale do Rio Doce SP ADR	7,123,911	297,423,284
Gerdau SA SP ADR	1,964,025	47,215,161
Net Servicos de Comunicacao SA ADR	641,384	9,678,484

Security	Shares	Value
Petroleo Brasileiro SA SPADR	5,313,572	$282,841,438
Tele Norte Leste Participacoes SA ADR	2,053,192	45,355,011
Votorantim Celulose e Papel SA SP ADR	832,566	19,465,393

		1,417,653,740

TOTAL PREFERRED STOCKS (Cost: $998,200,522)		1,417,653,740

RIGHTS – 0.00%

HONG KONG – 0.00%
Global Bio-chem Technology Group Co. Ltd.[c]	58,636	1

		1

PHILIPPINE ISLANDS – 0.00%
Ayala Land Inc.[c]	41,453,200	89

		89

TOTAL RIGHTS (Cost: $0)		90

WARRANTS – 0.01%

HONG KONG – 0.01%
China Overseas Land & Investment Ltd. (Expires 8/27/08)	2,421,333	1,509,306

		1,509,306

TOTAL WARRANTS (Cost: $0)		1,509,306

EXCHANGE-TRADED FUNDS – 0.55%
iShares MSCI Malaysia Index Fund[a,e]	1,099,526	12,182,748
iShares MSCI South Korea Index Fund[a,e]	601,591	38,561,983
iShares MSCI Taiwan Index Fund[e]	3,100,003	49,414,048

TOTAL EXCHANGE-TRADED FUNDS (Cost: $79,935,148)		100,158,779

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2007

Security	Shares	Value
SHORT-TERM INVESTMENTS – 7.78%

MONEY MARKET FUNDS – 7.78%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[e,f]	25,663,971	$25,663,971
BGI Cash Premier Fund LLC
5.47%[e,f,g]	1,389,487,748	1,389,487,748

		1,415,151,719

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,415,151,719)		1,415,151,719

TOTAL INVESTMENTS
IN SECURITIES – 107.30%
(Cost: $15,446,187,644)		19,526,865,646
Other Assets, Less Liabilities – (7.30)%		(1,328,494,514)

NET ASSETS – 100.00%		$18,198,371,132

ADR – American Depositary Receipts

GDR – Global Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.62%

AIRLINES – 1.39%
Cathay Pacific Airways Ltd.[a]	7,641,000	$20,041,485

		20,041,485

APPAREL – 0.67%
Yue Yuen Industrial Holdings Ltd.[a]	3,215,000	9,710,873

		9,710,873

BANKS – 11.94%
Bank of East Asia Ltd.[a]	7,792,300	43,475,172
BOC Hong Kong Holdings Ltd.	20,641,500	49,560,250
Hang Seng Bank Ltd.[a]	4,251,000	66,681,284
Wing Hang Bank Ltd.	985,500	12,842,120

		172,558,826

CHEMICALS – 1.32%
Kingboard Chemical Holdings Co. Ltd.	3,235,500	19,089,108

		19,089,108

DISTRIBUTION & WHOLESALE – 9.02%
Esprit Holdings Ltd.	5,815,000	84,650,976
Li & Fung Ltd.	12,311,000	45,632,847

		130,283,823

DIVERSIFIED FINANCIAL SERVICES – 7.55%
Hong Kong Exchanges and Clearing Ltd.[a]	5,931,000	109,160,676

		109,160,676

ELECTRIC – 6.18%
CLP Holdings Ltd.	7,371,200	50,816,302
Hongkong Electric Holdings Ltd.	7,678,500	38,506,987

		89,323,289

ELECTRICAL COMPONENTS & EQUIPMENT – 0.30%
Johnson Electric Holdings Ltd.[a]	8,424,000	4,386,628

		4,386,628

ENGINEERING & CONSTRUCTION – 2.83%
Cheung Kong Infrastructure Holdings Ltd.[a]	2,471,000	9,143,342
New World Development Co. Ltd.[a]	13,310,800	31,788,514

		40,931,856

Security	Shares	Value
FOOD – 0.93%
Tingyi (Cayman Islands) Holding Corp.[a]	9,346,000	$13,425,491

		13,425,491

GAS – 3.23%
Hong Kong and China Gas Co. Ltd. (The)[a]	20,203,829	46,643,656

		46,643,656

HAND & MACHINE TOOLS – 0.48%
Techtronic Industries Co. Ltd.[a]	6,197,500	6,994,966

		6,994,966

HOLDING COMPANIES - DIVERSIFIED – 14.05%
Hutchison Whampoa Ltd.	11,842,800	117,793,842
Melco International Development Ltd.[a]	4,069,000	6,231,296
Swire Pacific Ltd. Class A	4,646,000	51,365,659
Wharf Holdings Ltd. (The)	6,733,000	27,720,435

		203,111,232

INTERNET – 1.77%
Tencent Holdings Ltd.[a]	4,930,000	25,608,747

		25,608,747

LODGING – 1.07%
Shangri-La Asia Ltd.[a]	6,440,000	15,396,364

		15,396,364

MEDIA – 0.66%
Television Broadcasts Ltd.	1,557,000	9,505,653

		9,505,653

REAL ESTATE – 26.71%
Cheung Kong (Holdings) Ltd.	8,424,000	123,927,637
Hang Lung Properties Ltd.	11,583,000	42,414,423
Henderson Land Development Co. Ltd.	4,820,000	33,444,961
Hopewell Holdings Ltd.	3,477,000	16,567,230
Hysan Development Co. Ltd.	3,474,000	8,751,000
Kerry Properties Ltd.[a]	3,180,000	23,533,652
Shui On Land Ltd.[a]	10,530,000	11,128,637
Shun Tak Holdings Ltd.[a]	4,815,000	7,237,862
Sino Land Co. Ltd.	7,618,000	17,821,826
Sun Hung Kai Properties Ltd.	7,587,000	101,202,167

		386,029,395

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2007

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 1.65%
Link REIT (The)	11,966,000	$23,880,586

		23,880,586

RETAIL – 1.20%
Belle International Holdings Ltd.[a,b]	11,583,000	13,296,290
Giordano International Ltd.[a]	8,424,000	4,073,297

		17,369,587

SEMICONDUCTORS – 0.66%
ASM Pacific Technology Ltd.[a]	1,073,000	9,516,523

		9,516,523

TELECOMMUNICATIONS – 3.78%
Foxconn International Holdings Ltd.[a,b]	11,671,000	30,462,032
Hutchison Telecommunications International Ltd.[a]	8,066,000	10,531,552
PCCW Ltd.	22,463,576	13,656,633

		54,650,217

TRANSPORTATION – 2.23%
MTR Corp. Ltd.[a]	7,830,083	19,061,144
Orient Overseas International Ltd.	1,216,200	13,173,193

		32,234,337

TOTAL COMMON STOCKS (Cost: $1,206,634,031)		1,439,853,318

SHORT-TERM INVESTMENTS – 19.17%

MONEY MARKET FUNDS – 19.17%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	3,139,655	3,139,655
BGI Cash Premier Fund LLC 5.47%[c,d,e]	273,919,378	273,919,378

		277,059,033

TOTAL SHORT-TERM INVESTMENTS (Cost: $277,059,033)		277,059,033

Value

TOTAL INVESTMENTS IN SECURITIES – 118.79% (Cost: $1,483,693,064)	$1,716,912,351

Other Assets, Less Liabilities – (18.79)%	(271,603,459)

NET ASSETS – 100.00%	$1,445,308,892

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.34%

AGRICULTURE – 12.76%
British American Tobacco (Malaysia) Bhd	1,271,400	$15,159,489
Golden Hope Plantations Bhd	5,766,400	13,010,013
Highlands & Lowlands Bhd	1,441,600	2,923,136
IOI Corp. Bhd	35,139,030	50,177,110
Kuala Lumpur Kepong Bhd	4,234,800	13,303,670

		94,573,418

AIRLINES – 1.04%
AirAsia Bhd[a]	8,289,200	4,474,250
Malaysian Airline System Bhd[a]	2,432,700	3,209,788

		7,684,038

AUTO MANUFACTURERS – 0.95%
DRB-Hicom Bhd[b]	6,036,700	2,999,817
Proton Holdings Bhd	2,703,000	4,014,165

		7,013,982

AUTO PARTS & EQUIPMENT – 1.26%
UMW Holdings Bhd	2,342,600	9,299,483

		9,299,483

BANKS – 27.07%
AMMB Holdings Bhd[a]	13,695,200	16,974,773
Bumiputra-Commerce Holdings Bhd	25,228,032	78,533,642
Hong Leong Bank Bhd	4,685,200	7,961,428
Malayan Banking Bhd	19,281,400	63,876,693
Public Bank Bhd	10,271,400	27,720,900
RHB Capital Bhd	3,694,100	5,644,277

		200,711,713

BEVERAGES – 0.27%
Guinness Anchor Bhd	1,261,400	1,999,363

		1,999,363

BUILDING MATERIALS – 0.71%
Lafarge Malayan Cement Bhd	11,352,600	5,252,381

		5,252,381

COMMERCIAL SERVICES – 1.82%
PLUS Expressways Bhd	14,866,500	13,501,491

		13,501,491

Security	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 2.09%
Bursa Malaysia Bhd	3,063,400	$8,836,310
Hong Leong Credit Bhd	2,072,300	3,314,260
TA Enterprise Bhd	7,568,400	3,350,284

		15,500,854

ELECTRIC – 4.90%
Tenaga Nasional Bhd	12,794,250	36,356,644

		36,356,644

ENGINEERING & CONSTRUCTION – 7.93%
Gamuda Bhd	7,658,500	16,404,041
IJM Corp. Bhd	5,856,500	12,209,753
Malaysian Resources Corp. Bhd[a]	8,289,200	6,226,073
MMC Corp. Bhd	3,063,400	6,430,384
YTL Corp. Bhd	8,289,288	17,518,415

		58,788,666

ENTERTAINMENT – 3.73%
Berjaya Sports Toto Bhd	7,388,200	10,507,850
Magnum Corp. Bhd	8,018,900	6,366,569
Tanjong PLC	2,252,500	10,807,368

		27,681,787

FOOD – 1.28%
PPB Group Bhd	4,595,166	9,514,481

		9,514,481

GAS – 2.02%
Petronas Gas Bhd	4,955,500	15,001,656

		15,001,656

HOLDING COMPANIES - DIVERSIFIED – 7.17%
Mulpha International Bhd[a]	7,388,200	2,954,014
Multi-Purpose Holdings Bhd	5,586,200	2,791,903
Sime Darby Bhd	14,956,600	40,151,946
UEM World Bhd	6,216,900	7,279,535

		53,177,398

LODGING – 8.92%
Genting Bhd	18,380,400	38,582,305
Resorts World Bhd	25,408,200	27,574,228

		66,156,533

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2007

Security	Shares	Value
MEDIA – 1.80%
Astro All Asia Networks PLC	3,694,100	$3,587,017
Media Prima Bhd	6,847,600	5,280,171
Star Publications (Malaysia) Bhd	4,595,160	4,461,958

		13,329,146

OIL & GAS – 1.39%
Petronas Dagangan Bhd	2,522,800	6,052,126
Shell Refining Co.	1,351,500	4,207,154

		10,259,280

OIL & GAS SERVICES – 0.37%
Scomi Group Bhd	6,577,300	2,761,283

		2,761,283

REAL ESTATE – 3.07%
IGB Corp. Bhd	7,388,200	5,169,524
IOI Properties Bhd	818,150	3,294,564
KLCC Property Holdings Bhd	4,144,600	4,095,478
SP Setia Bhd	4,955,500	10,189,804

		22,749,370

SEMICONDUCTORS – 0.28%
Malaysian Pacific Industries Bhd	810,900	2,095,858

		2,095,858

TELECOMMUNICATIONS – 3.82%
Telekom Malaysia Bhd	10,181,300	28,350,043

		28,350,043

TRANSPORTATION – 4.69%
Malaysian Bulk Carriers Bhd	3,063,450	3,412,096
MISC Bhd	10,992,200	28,253,549
Pos Malaysia Bhd[a]	3,604,000	3,128,990

		34,794,635

TOTAL COMMON STOCKS (Cost: $479,638,443)		736,553,503

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.09%

MONEY MARKET FUNDS – 0.09%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	643,520	$643,520

		643,520

TOTAL SHORT-TERM INVESTMENTS (Cost: $643,520)		643,520

TOTAL INVESTMENTS IN SECURITIES – 99.43% (Cost: $480,281,963)		737,197,023

Other Assets, Less Liabilities – 0.57%		4,242,498

NET ASSETS – 100.00%		$741,439,521

[a]	Non-income earning security.
[b]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

48	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MEXICO INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.86%

BEVERAGES – 7.87%
Coca-Cola FEMSA SAB de CV SP ADR[a]	284,400	$11,546,640
Fomento Economico Mexicano SAB[a]	18,912,608	65,767,045
Grupo Modelo SAB de CV Series Ca	6,446,400	31,549,393

		108,863,078

BUILDING MATERIALS – 14.84%
Cemex SA de CV Series CPO[a,b]	63,647,903	205,187,492

		205,187,492

DIVERSIFIED FINANCIAL SERVICES – 3.96%
Grupo Financiero Banorte SAB de CV Series Oa	13,437,900	54,762,869

		54,762,869

ENGINEERING & CONSTRUCTION – 4.61%
Carso Infraestructura y Construccion SA de CVa,b	6,612,300	6,899,916
Empresas ICA SAB de CVa,b	3,294,374	18,134,306
Grupo Aeroportuario del Pacifico SA de CV Class Ha	4,527,400	22,850,661
Grupo Aeroportuario del Sureste SA de CV ADR[a]	317,817	15,776,436

		63,661,319

FOOD – 1.94%
Grupo Bimbo SAB de CV Series Aa	4,550,400	26,775,302

		26,775,302

FOREST PRODUCTS & PAPER – 1.95%
Kimberly-Clark de Mexico SA de CV Class Aa	6,332,900	26,984,150

		26,984,150

HOLDING COMPANIES - DIVERSIFIED – 4.73%
Alfa SAB de CV Class Aa	3,507,600	25,236,751
Grupo Carso SA de CV Series A1[a]	10,191,030	40,201,757

		65,438,508

Security	Shares	Value
HOME BUILDERS – 4.70%
Consorcio ARA SAB de CVa	10,238,400	$15,617,552
Corporacion Geo SAB de CV Series Ba,b	4,005,300	20,835,919
Desarrolladora Homex SAB de CVa,b	1,493,130	13,775,185
Urbi Desarrollos Urbanos SA de CVa,b	3,934,200	14,728,572

		64,957,228

MEDIA – 4.96%
Grupo Televisa SA Series CPO[a]	13,106,199	68,559,484

		68,559,484

MINING – 5.70%
Grupo Mexico SA de CV Series Ba	10,688,700	66,834,631
Industrias Penoles SAB de CVa	900,600	12,018,823

		78,853,454

RETAIL – 7.31%
Controladora Comercial Mexicana SA de CVa	5,166,600	14,259,887
Organizacion Soriana SAB de CV Class Ba	5,611,565	18,049,845
Wal-Mart de Mexico SAB de CV Series Va	19,339,200	68,774,524

		101,084,256

TELECOMMUNICATIONS – 37.29%
America Movil SAB de CV Series La	110,205,040	333,116,740
Carso Global Telecom SAB de CV Class A1[a,b]	8,655,031	41,096,462
Telefonos de Mexico SA de CV Series La	79,845,300	141,467,605

		515,680,807

TOTAL COMMON STOCKS (Cost: $1,354,172,287)		1,380,807,947

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO INDEX FUND

August 31, 2007

Security	Shares	Value
SHORT-TERM INVESTMENTS – 10.23%

MONEY MARKET FUNDS – 10.23%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	568,513	$568,513
BGI Cash Premier Fund LLC 5.47%[c,d,e]	140,955,798	140,955,798

		141,524,311

TOTAL SHORT-TERM INVESTMENTS (Cost: $141,524,311)		141,524,311

TOTAL INVESTMENTS IN SECURITIES – 110.09% (Cost: $1,495,696,598)		1,522,332,258

Other Assets, Less Liabilities – (10.09)%		(139,522,608)

NET ASSETS – 100.00%		$1,382,809,650

ADR – American Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.23%

AUSTRALIA – 65.41%
A.B.C. Learning Centres Ltd.[a]	1,078,724	$6,029,084
AGL Energy Ltd.	1,232,154	15,437,251
Alumina Ltd.	3,341,568	18,866,617
Amcor Ltd.	2,590,304	16,015,798
AMP Ltd.	5,283,330	45,217,623
Ansell Ltd.	419,904	4,475,129
APN News & Media Ltd.	861,362	3,854,186
Aristocrat Leisure Ltd.[a]	987,396	11,246,144
Asciano Group[b]	1,573,068	10,942,029
ASX Ltd.	493,856	18,642,432
Australia and New Zealand Banking Group Ltd.	5,196,813	122,565,871
AXA Asia Pacific Holdings Ltd.	2,452,500	15,044,044
Babcock & Brown Ltd.	656,576	12,638,164
BHP Billiton Ltd.	9,483,768	296,430,258
Billabong International Ltd.	469,101	6,048,948
BlueScope Steel Ltd.	2,215,244	19,229,599
Boral Ltd.	1,715,808	11,013,616
Brambles Ltd.[b]	4,029,430	45,238,370
Caltex Australia Ltd.	384,972	7,579,294
Centro Properties Group	2,402,668	16,008,915
CFS Retail Property Trust	3,896,697	7,513,274
Challenger Financial Services Group Ltd.	1,053,104	4,660,735
Coca-Cola Amatil Ltd.	1,490,840	11,534,421
Cochlear Ltd.[a]	154,501	8,421,517
Coles Group Ltd.	3,201,768	36,909,993
Commonwealth Bank of Australia	3,663,720	164,381,160
Commonwealth Property Office Fund	4,099,389	5,602,897
Computershare Ltd.	1,456,924	12,208,389
CSL Ltd.	518,256	41,403,788
CSR Ltd.	2,533,120	6,924,355
DB RREEF Trust	8,144,964	13,318,934
Downer EDI Ltd.	871,711	4,595,490
Foster’s Group Ltd.	5,606,304	28,825,575
Futuris Corp. Ltd.	1,701,920	3,392,263
Goodman Fielder Ltd.	3,000,315	6,346,356
Goodman Group	4,053,192	22,224,977
GPT Group	5,728,323	22,276,125

Security	Shares	Value
Harvey Norman Holdings Ltd.	1,549,876	$6,707,997
Iluka Resources Ltd.[a]	721,503	3,257,732
ING Industrial Fund[a]	2,662,941	5,806,048
Insurance Australia Group Ltd.	5,044,117	20,641,316
James Hardie Industries NV	1,368,596	9,018,712
John Fairfax Holdings Ltd.	3,405,996	12,857,199
Leighton Holdings Ltd.	398,208	14,202,499
Lend Lease Corp. Ltd.	1,026,996	16,050,197
Lion Nathan Ltd.	832,179	6,208,266
Macquarie Airports	1,949,457	6,899,016
Macquarie Bank Ltd.	739,972	44,126,910
Macquarie Communications Infrastructure Group	1,236,104	5,832,668
Macquarie Infrastructure Group	7,514,193	20,173,467
Macquarie Office Trust	5,360,274	6,846,536
Mirvac Group	2,857,728	12,507,987
Multiplex Group	1,783,659	7,240,968
National Australia Bank Ltd.	4,590,277	149,152,729
Newcrest Mining Ltd.	952,820	18,991,584
OneSteel Ltd.[a]	2,430,484	11,982,561
Orica Ltd.	894,992	20,853,378
Origin Energy Ltd.	2,489,288	20,190,848
Pacific Brands Ltd.	1,542,812	4,217,320
Paladin Resources Ltd.[a,b]	1,532,917	7,557,454
PaperlinX Ltd.	1,305,400	3,589,588
Perpetual Ltd.	105,531	6,580,766
Publishing and Broadcasting Ltd.	1,264,872	18,440,336
Qantas Airways Ltd.	2,866,268	13,011,736
QBE Insurance Group Ltd.	2,431,816	68,947,376
Rio Tinto Ltd.[a]	814,032	61,934,156
Santos Ltd.	1,699,216	18,316,763
Sonic Healthcare Ltd.	862,333	10,810,901
Stockland	4,023,316	28,116,519
Suncorp-Metway Ltd.	2,587,379	42,309,740
Symbion Health Ltd.	1,815,941	6,145,813
Tabcorp Holdings Ltd.	1,474,698	18,344,033
Tattersall’s Ltd.	3,128,324	10,663,751
Telstra Corp. Ltd.	8,120,564	28,870,339
Telstra Corp. Ltd. Installment Receipt	4,191,144	9,888,145
Toll Holdings Ltd.[a]	1,543,300	17,075,503
Transurban Group	3,049,316	17,762,320

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Wesfarmers Ltd.[a]	1,098,295	$34,454,050
Westfield Group	4,896,932	83,383,006
Westpac Banking Corp.	5,201,348	115,098,341
Woodside Petroleum Ltd.	1,346,775	49,633,797
Woolworths Ltd.	3,408,360	82,964,309
WorleyParsons Ltd.	429,928	13,501,042
Zinifex Ltd.	1,366,225	18,761,991

		2,312,991,334

HONG KONG – 20.77%
ASM Pacific Technology Ltd.[a]	610,000	5,410,139
Bank of East Asia Ltd.[a]	3,998,000	22,305,832
Belle International Holdings Ltd.[a,b]	5,860,000	6,726,777
BOC Hong Kong Holdings Ltd.	10,332,000	24,807,136
Cathay Pacific Airways Ltd.[a]	3,997,000	10,483,682
Cheung Kong (Holdings) Ltd.[a]	4,363,000	64,185,218
Cheung Kong Infrastructure Holdings Ltd.[a]	1,235,000	4,569,821
CLP Holdings Ltd.	3,690,500	25,441,931
Esprit Holdings Ltd.	2,952,000	42,973,290
Foxconn International Holdings Ltd.[a,b]	5,966,000	15,571,629
Giordano International Ltd.[a]	4,428,000	2,141,092
Hang Lung Properties Ltd.	5,968,736	21,856,211
Hang Seng Bank Ltd.	2,140,200	33,571,227
Henderson Land Development Co. Ltd.[a]	2,460,000	17,069,420
Hong Kong and China Gas Co. Ltd. (The)[a]	10,223,419	23,602,340
Hong Kong Exchanges and Clearing Ltd.	3,050,000	56,135,569
Hongkong Electric Holdings Ltd.[a]	3,867,500	19,395,165
Hopewell Holdings Ltd.	1,793,000	8,543,297
Hutchison Telecommunications International Ltd.[a]	4,273,000	5,579,138
Hutchison Whampoa Ltd.	6,150,000	61,170,680
Hysan Development Co. Ltd.	1,781,000	4,486,336
Kerry Properties Ltd.	1,628,000	12,048,046
Kingboard Chemical Holdings Co. Ltd.	1,638,500	9,666,977

Security	Shares	Value
Li & Fung Ltd.[a]	6,397,600	$23,713,809
Link REIT (The)	6,075,500	12,124,896
MTR Corp. Ltd.[a]	3,905,500	9,507,345
New World Development Co. Ltd.[a]	6,774,941	16,179,742
Noble Group Ltd.[a]	2,856,000	3,130,017
Orient Overseas International Ltd.	634,000	6,867,130
PCCW Ltd.	11,838,845	7,197,374
Shangri-La Asia Ltd.[a]	3,444,000	8,233,708
Shui On Land Ltd.[a]	5,450,000	5,759,836
Shun Tak Holdings Ltd.[a]	2,460,000	3,697,848
Sino Land Co. Ltd.[a]	3,936,000	9,208,021
Sun Hung Kai Properties Ltd.[a]	3,808,000	50,794,498
Swire Pacific Ltd. Class A	2,353,000	26,014,506
Techtronic Industries Co. Ltd.[a]	3,217,500	3,631,513
Television Broadcasts Ltd.	811,000	4,951,242
Tencent Holdings Ltd.	2,530,000	13,142,014
Tingyi (Cayman Islands) Holding Corp.[a]	4,790,000	6,880,816
Wharf Holdings Ltd. (The)	3,395,000	13,977,555
Wing Hang Bank Ltd.	510,000	6,645,846
Yue Yuen Industrial Holdings Ltd.[a]	1,677,500	5,066,871

		734,465,540

NEW ZEALAND – 1.54%
Auckland International Airport Ltd.	2,797,654	5,947,811
Contact Energy Ltd.	794,036	5,097,789
Fisher & Paykel Appliances Holdings Ltd.	758,965	1,965,028
Fisher & Paykel Healthcare Corp. Ltd.	1,486,260	3,524,780
Fletcher Building Ltd.	1,460,064	12,047,578
Kiwi Income Property Trust	1,999,019	2,033,787
Sky City Entertainment Group Ltd.	1,228,188	3,946,852
Sky NetworkTelevision Ltd.	541,060	2,118,362
Telecom Corp. of New Zealand Ltd.	5,567,631	16,719,941
Vector Ltd.	699,515	1,251,577

		54,653,505

SINGAPORE – 11.51%
Allgreen Properties Ltd.	2,196,000	2,464,339

52	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Ascendas Real Estate Investment Trust[a]	2,952,000	$4,552,566
CapitaCommercial Trust[a]	2,706,000	4,475,075
CapitaLand Ltd.	4,392,000	21,328,783
CapitaMall Trust Management Ltd.[a]	2,928,622	6,534,529
Chartered Semiconductor Manufacturing Ltd.[a,b]	2,931,000	2,077,359
City Developments Ltd.	1,442,000	14,100,144
ComfortDelGro Corp. Ltd.	5,166,000	6,610,907
COSCO Corp. (Singapore) Ltd.	2,264,104	7,503,429
DBS Group Holdings Ltd.	3,198,000	41,974,012
Fraser and Neave Ltd.	2,291,150	7,457,740
Haw Par Corp. Ltd.	278,397	1,461,593
Jardine Cycle & Carriage Ltd.	382,000	3,935,818
Keppel Corp. Ltd.	3,172,000	26,644,967
Keppel Land Ltd.[a]	1,020,000	5,154,220
Neptune Orient Lines Ltd.	1,288,000	4,141,751
Olam International Ltd.[a]	1,730,000	3,428,665
Oversea-Chinese Banking Corp.	7,107,600	39,880,548
Parkway Holdings Ltd.[a]	1,722,251	4,475,728
SembCorp Industries Ltd.	2,505,240	9,289,018
SembCorp Marine Ltd.[a]	2,391,200	6,559,401
Singapore Airlines Ltd.	1,578,000	19,675,811
Singapore Exchange Ltd.	2,249,000	14,390,176
Singapore Land Ltd.[a]	343,000	2,228,442
Singapore Petroleum Co. Ltd.[a]	492,000	1,904,974
Singapore Post Ltd.	3,936,000	3,202,940
Singapore Press Holdings Ltd.[a]	4,119,517	11,732,973
Singapore Technologies Engineering Ltd.[a]	3,690,000	8,911,406
Singapore Telecommunications Ltd.[a]	22,207,328	53,048,086
SMRT Corp. Ltd.	1,952,000	2,228,954
Suntec REIT	2,952,000	3,428,954
United Overseas Bank Ltd.[a]	3,444,000	47,010,894
UOL Group Ltd.	1,426,000	4,660,376

Security	Shares	Value
Venture Corp. Ltd.	732,695	$7,501,012
Wing Tai Holdings Ltd.	1,302,333	2,974,222

		406,949,812

TOTAL COMMON STOCKS (Cost: $2,497,886,231)		3,509,060,191

SHORT-TERM INVESTMENTS – 9.39%

MONEY MARKET FUNDS – 9.39%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	555,636	555,636
BGI Cash Premier Fund LLC 5.47%[c,d,e]	331,361,817	331,361,817

		331,917,453

TOTAL SHORT-TERM INVESTMENTS (Cost: $331,917,453)		331,917,453

TOTAL INVESTMENTS IN SECURITIES – 108.62% (Cost: $2,829,803,684)		3,840,977,644

Other Assets, Less Liabilities – (8.62)%		(304,682,341)

NET ASSETS – 100.00%		$3,536,295,303

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 98.64%

AIRLINES – 4.78%
Singapore Airlines Ltd.	6,398,000	$79,775,561

		79,775,561

BANKS – 30.08%
DBS Group Holdings Ltd.	12,530,000	164,457,278
Oversea-Chinese Banking Corp.[a]	26,633,000	149,437,033
United Overseas Bank Ltd.[a]	13,784,000	188,152,776

		502,047,087

BEVERAGES – 1.98%
Fraser and Neave Ltd.	10,128,000	32,966,846

		32,966,846

DISTRIBUTION & WHOLESALE – 0.97%
Jardine Cycle & Carriage Ltd.[a]	1,577,000	16,248,130

		16,248,130

DIVERSIFIED FINANCIAL SERVICES – 3.47%
Singapore Exchange Ltd.[a]	9,043,000	57,861,432

		57,861,432

ELECTRONICS – 1.62%
Venture Corp. Ltd.	2,646,522	27,093,938

		27,093,938

ENGINEERING & CONSTRUCTION – 4.67%
SembCorp Industries Ltd.	10,418,000	38,628,232
Singapore Technologies Engineering Ltd.[a]	16,289,000	39,338,181

		77,966,413

FOOD – 0.90%
Olam International Ltd.	7,558,000	14,979,105

		14,979,105

HEALTH CARE - SERVICES – 1.18%
Parkway Holdings Ltd.[a]	7,596,500	19,741,528

		19,741,528

HOLDING COMPANIES - DIVERSIFIED – 7.02%
Haw Par Corp. Ltd.[a]	1,443,000	7,575,797
Keppel Corp. Ltd.	11,571,000	97,197,008
Noble Group Ltd.[a]	11,394,000	12,487,190

		117,259,995

MEDIA – 3.21%
Singapore Press Holdings Ltd.	18,795,000	53,530,844

		53,530,844

Security	Shares	Value
OIL & GAS – 0.58%
Singapore Petroleum Co. Ltd.[a]	2,506,000	$9,702,980

		9,702,980

REAL ESTATE – 13.93%
Allgreen Properties Ltd.	8,771,000	9,842,768
CapitaCommercial Trust[a]	11,394,000	18,842,945
CapitaLand Ltd.[a]	16,289,000	79,103,951
City Developments Ltd.	6,266,000	61,270,114
Keppel Land Ltd.[a]	4,162,000	21,031,238
Singapore Land Ltd.	1,569,000	10,193,660
UOL Group Ltd.	6,330,000	20,687,361
Wing Tai Holdings Ltd.[a]	5,064,000	11,564,982

		232,537,019

REAL ESTATE INVESTMENT TRUSTS – 3.60%
Ascendas Real Estate Investment Trust[a]	11,394,000	17,571,794
CapitaMall Trust Management Ltd.[a]	12,530,000	27,957,737
Suntec REIT	12,530,000	14,554,469

		60,084,000

SEMICONDUCTORS – 0.51%
Chartered Semiconductor Manufacturing Ltd.[a,b]	12,050,000	8,540,491

		8,540,491

SHIPBUILDING – 1.54%
SembCorp Marine Ltd.[a]	9,375,000	25,716,957

		25,716,957

TELECOMMUNICATIONS – 12.73%
Singapore Telecommunications Ltd.	88,963,568	212,513,051

		212,513,051

TRANSPORTATION – 5.87%
ComfortDelGro Corp. Ltd.[a]	21,922,000	28,053,484
COSCO Corp. (Singapore) Ltd.[a]	8,862,000	29,369,405
Neptune Orient Lines Ltd.[a]	5,064,000	16,284,027
Singapore Post Ltd.	17,542,000	14,274,892
SMRT Corp. Ltd.[a]	8,771,000	10,015,448

		97,997,256

TOTAL COMMON STOCKS (Cost: $1,420,262,590)		1,646,562,633

54	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2007

Security	Shares	Value
SHORT-TERM INVESTMENTS – 17.84%

MONEY MARKET FUNDS – 17.84%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	759,387	$759,387
BGI Cash Premier Fund LLC 5.47%[c,d,e]	297,019,475	297,019,475

		297,778,862

TOTAL SHORT-TERM INVESTMENTS (Cost: $297,778,862)		297,778,862

TOTAL INVESTMENTS IN SECURITIES – 116.48% (Cost: $1,718,041,452)		1,944,341,495

Other Assets, Less Liabilities – (16.48)%		(275,131,311)

NET ASSETS – 100.00%		$1,669,210,184

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.78%

BANKS – 14.28%
FirstRand Ltd.	6,072,225	$19,768,066
Nedbank Group Ltd.	441,150	8,287,900
Standard Bank Group Ltd.	2,652,225	38,637,991

		66,693,957

BUILDING MATERIALS – 1.57%
Pretoria Portland Cement Co. Ltd.	1,162,050	7,331,162

		7,331,162

DIVERSIFIED FINANCIAL SERVICES – 1.80%
African Bank Investments Ltd.	966,825	4,244,729
Investec Ltd.	369,300	4,144,810

		8,389,539

ELECTRONICS – 0.76%
Reunert Ltd.	380,550	3,544,195

		3,544,195

ENGINEERING & CONSTRUCTION – 2.80%
Aveng Ltd.	855,825	6,312,045
Murray & Roberts Holdings Ltd.	643,275	6,753,379

		13,065,424

FOOD – 3.49%
Shoprite Holdings Ltd.	936,750	4,453,562
SPAR Group Ltd. (The)	369,600	2,689,358
Tiger Brands Ltd.	350,775	9,157,563

		16,300,483

FOREST PRODUCTS & PAPER – 2.14%
Mondi Ltd.	321,300	3,090,931
Sappi Ltd.	441,375	6,907,542

		9,998,473

HEALTH CARE - PRODUCTS – 0.49%
Aspen Pharmacare Holdings Ltd.[a]	461,325	2,278,164

		2,278,164

HEALTH CARE - SERVICES – 0.98%
Network Healthcare Holdings Ltd.[a]	2,576,625	4,587,452

		4,587,452

HOLDING COMPANIES - DIVERSIFIED – 5.97%
AVI Ltd.	709,050	1,927,707
Barloworld Ltd.	438,000	7,480,655
Bidvest Group Ltd.	561,675	10,892,854
Imperial Holdings Ltd.	381,000	7,596,096

		27,897,312

Security	Shares	Value
HOME FURNISHINGS – 1.82%
Lewis Group Ltd.	203,775	$1,758,616
Steinhoff International Holdings Ltd.	2,098,650	6,726,799

		8,485,415

INSURANCE – 4.41%
Liberty Group Ltd.	250,050	3,127,499
Metropolitan Holdings Ltd.	1,265,325	2,610,918
Sanlam Ltd.	4,934,250	14,831,987

		20,570,404

IRON & STEEL – 2.65%
Kumba Iron Ore Ltd.	169,800	4,924,141
Mittal Steel South Africa Ltd.	432,975	7,455,199

		12,379,340

MEDIA – 4.01%
Naspers Ltd.	749,625	18,718,416

		18,718,416

MINING – 20.14%
Anglo Platinum Ltd.	151,800	20,190,617
AngloGold Ashanti Ltd.	327,750	12,758,603
Gold Fields Ltd.	1,332,675	20,345,474
Harmony Gold Mining Co. Ltd.[a]	734,025	6,559,917
Impala Platinum Holdings Ltd.	1,156,350	34,194,749

		94,049,360

OIL & GAS – 11.07%
Sasol Ltd.	1,283,100	51,699,672

		51,699,672

PACKAGING & CONTAINERS – 0.69%
Nampak Ltd.	1,137,075	3,210,285

		3,210,285

REAL ESTATE – 0.42%
Fountainhead Property Trust	2,181,750	1,946,769

		1,946,769

RETAIL – 5.79%
Ellerine Holdings Ltd.	265,575	2,777,013
Foschini Ltd.	440,175	3,556,381
JD Group Ltd.	388,125	3,771,671
Massmart Holdings Ltd.	434,175	5,569,062
Pick’n Pay Stores Ltd.	473,550	2,191,964
Truworths International Ltd.	967,875	4,422,065
Woolworths Holdings Ltd.	1,733,400	4,760,959

		27,049,115

56	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2007

Security	Shares	Value
TELECOMMUNICATIONS – 13.75%
MTN Group Ltd.	3,208,725	$48,673,305
Telkom South Africa Ltd.	632,175	15,530,043

		64,203,348

TRANSPORTATION – 0.75%
Grindrod Ltd.	716,100	2,465,041
Super Group Ltd.	619,200	1,061,856

		3,526,897

TOTAL COMMON STOCKS (Cost: $432,895,740)		465,925,182

SHORT-TERM INVESTMENTS – 0.03%

MONEY MARKET FUNDS – 0.03%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[b,c]	116,686	116,686

		116,686

TOTAL SHORT-TERM INVESTMENTS (Cost: $116,686)		116,686

TOTAL INVESTMENTS IN SECURITIES – 99.81% (Cost: $433,012,426)		466,041,868

Other Assets, Less Liabilities – 0.19%		898,388

NET ASSETS – 100.00%		$466,940,256

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 97.54%

ADVERTISING – 0.18%
Cheil Communications Inc.	15,280	$4,429,694

		4,429,694

AEROSPACE & DEFENSE – 0.42%
Hyundai Merchant Marine Co. Ltd.[a]	191,000	10,117,453

		10,117,453

AGRICULTURE – 1.78%
KT&G Corp.	567,652	43,197,818

		43,197,818

AIRLINES – 0.73%
Asiana Airlines Inc.	473,680	4,573,984
Korean Air Co. Ltd.	192,642	13,037,854

		17,611,838

APPAREL – 0.15%
LG Fashion Corp.[a]	124,194	3,699,677

		3,699,677

AUTO MANUFACTURERS – 2.88%
Hyundai Motor Co. Ltd.[a]	771,640	57,240,761
Kia Motors Corp.[a,b]	947,360	12,823,312

		70,064,073

AUTO PARTS & EQUIPMENT – 1.74%
Hankook Tire Co. Ltd.[a]	504,240	11,044,105
Hyundai Mobis	290,326	31,252,785

		42,296,890

BANKS – 7.31%
Daegu Bank[a]	611,200	11,399,947
Kookmin Bank	1,696,089	137,024,829
Korea Exchange Bank	1,191,840	18,863,655
Pusan Bank	550,080	10,259,952

		177,548,383

BEVERAGES – 0.38%
Hite Brewery Co. Ltd.[a]	53,480	6,982,467
Lotte Chilsung Beverage Co. Ltd.	1,500	2,310,152

		9,292,619

CHEMICALS – 3.05%
Hanwha Chemical Corp.	252,120	6,596,905
Honam Petrochemical Corp.	68,760	10,626,379
KCC Corp.[a]	22,920	11,725,659

Security	Shares	Value
Korea Zinc Co. Ltd.[a]	61,120	$12,246,800
LG Chem Ltd.[a]	229,200	23,866,603
LG Petrochemical Co. Ltd.[a]	106,975	5,176,302
Samsung Fine Chemicals Co. Ltd.[a]	68,760	3,884,125

		74,122,773

COMMERCIAL SERVICES – 0.22%
S1 Corp.[a]	99,320	5,441,032

		5,441,032

COSMETICS & PERSONAL CARE – 0.56%
AmorePacific Corp.[a]	17,030	12,070,290
Pacific Corp.[a]	7,649	1,520,425

		13,590,715

DISTRIBUTION & WHOLESALE – 3.42%
Daewoo International Corp.[a]	221,560	9,374,828
Hanwha Corp.	213,920	13,771,136
Hyosung Corp.	91,685	6,703,534
LG International Corp.[a]	160,445	5,318,241
Samsung Corp.[a]	702,880	47,870,005

		83,037,744

DIVERSIFIED FINANCIAL SERVICES – 9.51%
Daewoo Securities Co. Ltd.[a]	588,280	18,151,565
Daishin Securities Co. Ltd.[a]	191,000	6,493,898
Hana Financial Group Inc.	588,281	27,838,717
Hyundai Securities Co. Ltd.[a]	565,360	17,233,462
Korea Investment Holdings Co. Ltd.[a]	191,005	12,295,979
Mirae Asset Securities Co. Ltd.[a]	90,274	8,033,977
Samsung Securities Co.[a]	275,040	23,422,005
Shinhan Financial Group Ltd.[a]	1,589,120	96,880,004
Tong Yang Investment Bank[a]	404,922	7,660,395
Woori Investment & Securities Co. Ltd.[a]	466,040	13,088,360

		231,098,362

ELECTRIC – 2.39%
Korea Electric Power Corp.[a]	1,298,800	58,001,300

		58,001,300

ELECTRICAL COMPONENTS & EQUIPMENT – 16.20%
LG Electronics Inc.[a]	481,326	36,936,288
LS Cable Ltd.[a]	99,320	10,204,581
Samsung Electronics Co. Ltd.	550,080	346,493,237

		393,634,106

58	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2007

Security	Shares	Value
ELECTRONICS – 2.34%
Hyundai Autonet Co. Ltd.[a]	504,240	$3,976,953
LG.Philips LCD Co. Ltd.[a,b]	504,240	21,443,300
Samsung Electro-Mechanics Co. Ltd.[a]	366,720	20,285,391
Samsung SDI Co. Ltd.[a]	168,080	11,053,063

		56,758,707

ENGINEERING & CONSTRUCTION – 5.78%
Daelim Industrial Co. Ltd.[a]	129,880	21,733,184
Daewoo Engineering & Construction Co. Ltd.[a]	786,920	22,561,309
Doosan Heavy Industries & Construction Co. Ltd.[a]	137,520	13,191,367
GS Engineering & Construction Corp.[a]	183,360	28,923,293
Hanjin Heavy Industries & Construction Co. Ltd.[a,b]	174,966	15,011,738
Hanjin Heavy Industries & Construction Holdings Co. Ltd.[a]	64,714	2,941,702
Hyundai Engineering & Construction Co. Inc.[a,b]	213,920	17,282,319
Samsung Engineering Co. Ltd.	162,710	18,729,209

		140,374,121

ENVIRONMENTAL CONTROL – 0.28%
Woongjin Coway Co. Ltd.[a]	213,920	6,725,969

		6,725,969

FOOD – 1.08%
CJ Corp.[a,c]	91,680	12,116,515
Lotte Confectionery Co. Ltd.[a]	3,500	5,968,558
Nong Shim Co. Ltd.[a]	15,282	3,909,065
ORION Corp.[a]	15,289	4,138,989

		26,133,127

HOME BUILDERS – 1.21%
Hyundai Development Co.[a]	328,527	29,412,489

		29,412,489

HOUSEHOLD PRODUCTS & WARES – 0.38%
LG Household & Health Care Ltd.[a]	61,120	9,315,385

		9,315,385

INSURANCE – 2.31%
Dongbu Insurance Co. Ltd.	191,000	7,990,141
Hyundai Marine & Fire Insurance Co. Ltd.[a]	374,360	7,660,764
Korean Reinsurance Co.	359,080	4,879,584

Security	Shares	Value
Samsung Fire & Marine Insurance Co. Ltd.[a]	183,360	$35,665,548

		56,196,037

INTERNET – 1.90%
Daum Communications Corp.[a,b]	50,424	3,584,632
NCsoft Corp.[a,b]	76,400	6,351,399
NHN Corp.[b]	187,944	36,256,716

		46,192,747

IRON & STEEL – 10.54%
Dongkuk Steel Mill Co. Ltd.	175,731	8,081,847
Hyundai Steel Co.	236,840	18,932,054
POSCO	374,360	229,024,929

		256,038,830

LODGING – 0.54%
Kangwon Land Inc.[a]	542,442	13,008,201

		13,008,201

MACHINERY - DIVERSIFIED – 0.49%
Doosan Infracore Co. Ltd.[a]	328,520	11,957,323

		11,957,323

MANUFACTURING – 0.52%
Cheil Industries Inc.[a]	229,200	12,556,227

		12,556,227

MINING – 0.11%
Poongsan Corp.[a]	99,338	2,699,834

		2,699,834

MULTIPLE UTILITIES – 0.51%
KT Freetel Co. Ltd.	382,000	12,417,799

		12,417,799

OIL & GAS – 3.36%
SK Corp.[a]	131,284	20,219,065
SK Energy Co. Ltd.[b]	313,244	42,900,990
S-Oil Corp.[a]	229,200	18,467,914

		81,587,969

PHARMACEUTICALS – 0.57%
Hanmi Pharm Co. Ltd.[a]	31,873	5,197,516
Yuhan Corp.[a]	39,848	8,706,464

		13,903,980

RETAIL – 2.88%
Hyundai Department Store Co. Ltd.	76,400	8,631,388
Lotte Shopping Co. Ltd.[a]	38,200	14,270,290
Shinsegae Co. Ltd.[a]	71,090	46,976,605

		69,878,283

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2007

Security	Shares	Value
SEMICONDUCTORS – 0.75%
Samsung Techwin Co. Ltd.[a]	252,120	$18,218,743

		18,218,743

SHIPBUILDING – 7.27%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	488,960	29,183,864
Hyundai Heavy Industries Co. Ltd.[a]	213,920	84,359,606
Hyundai Mipo Dockyard Co. Ltd.	61,120	18,109,630
Samsung Heavy Industries Co. Ltd.[a]	893,880	45,063,175

		176,716,275

TELECOMMUNICATIONS – 3.22%
KT Corp.	474,501	22,530,263
KT Corp. SP ADR	458,400	10,919,088
SKTelecom Co. Ltd.	117,540	25,869,448
SKTelecom Co. Ltd. ADR	688,364	18,840,523

		78,159,322

TRANSPORTATION – 0.58%
Hanjin Shipping Co. Ltd.[a]	252,120	14,107,434

		14,107,434

TOTAL COMMON STOCKS (Cost: $1,260,633,830)		2,369,543,279

PREFERRED STOCKS – 2.39%

AUTO MANUFACTURERS – 0.32%
Hyundai Motor Co. Ltd.	198,640	7,907,492

		7,907,492

ELECTRICAL COMPONENTS & EQUIPMENT – 2.07%
LG Electronics Inc.	122,240	5,393,803
Samsung Electronics Co. Ltd.[a]	95,680	44,818,929

		50,212,732

TOTAL PREFERRED STOCKS (Cost: $57,446,069)		58,120,224

Security	Shares	Value
SHORT-TERM INVESTMENTS – 24.06%

MONEY MARKET FUNDS – 24.06%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[d,e]	2,202,657	$2,202,657
BGI Cash Premier Fund LLC 5.47%[d,e,f]	582,296,616	582,296,616

		584,499,273

TOTAL SHORT-TERM INVESTMENTS (Cost: $584,499,273)		584,499,273

TOTAL INVESTMENTS IN SECURITIES – 123.99% (Cost: $1,902,579,172)		3,012,162,776

Other Assets, Less Liabilities – (23.99)%		(582,709,987)

NET ASSETS – 100.00%		$2,429,452,789

ADR – American Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

60	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.03%

AIRLINES – 0.27%
China Airlines	9,809,588	$3,849,637
EVA Airways Corp.[a]	9,526,396	3,521,986

		7,371,623

APPAREL – 0.53%
Pou Chen Corp.	14,722,272	14,722,718

		14,722,718

AUTO MANUFACTURERS – 0.35%
China Motor Co. Ltd.	4,352,287	3,857,826
Yulon Motor Co. Ltd.	5,274,838	5,770,528

		9,628,354

AUTO PARTS & EQUIPMENT – 0.34%
Cheng Shin Rubber Industry Co. Ltd.	5,196,291	9,526,822

		9,526,822

BANKS – 5.96%
Chang Hwa Commercial Bank Ltd.	26,846,446	16,840,554
Chinatrust Financial Holding Co. Ltd.[a]	51,960,566	39,050,336
E.Sun Financial Holding Co. Ltd.[a]	20,784,378	10,959,368
First Financial Holding Co. Ltd.	32,042,324	22,139,004
Hua Nan Financial Holdings Co. Ltd.	25,114,965	16,553,547
Mega Financial Holding Co. Ltd.	63,218,136	39,273,063
Taishin Financial Holdings Co. Ltd.[a]	40,703,439	20,352,336

		165,168,208

BUILDING MATERIALS – 1.66%
Asia Cement Corp.	11,234,848	15,763,310
Taiwan Cement Corp.	19,246,197	24,729,196
Taiwan Glass Industrial Corp.	6,062,923	5,511,915

		46,004,421

CHEMICALS – 8.53%
Eternal Chemical Co. Ltd.	4,330,060	5,025,646
Formosa Chemicals & Fibre Co.	20,784,393	50,639,874

Security	Shares	Value
Formosa Plastic Co.	30,310,111	$75,318,316
Nan Ya Plastic Corp.	37,238,447	90,277,759
Oriental Union Chemical Corp.	4,330,704	4,396,454
Taiwan Fertilizer Co. Ltd.	5,196,000	10,628,504

		236,286,553

COMMERCIAL SERVICES – 0.16%
Taiwan Secom Co. Ltd.	2,598,610	4,291,774

		4,291,774

COMPUTER SYSTEMS – 0.30%
Mosel Vitelic Inc.	6,928,750	8,220,266

		8,220,266

COMPUTERS – 11.51%
Acer Inc.	17,320,617	30,390,731
Advantech Co. Ltd.	1,820,588	5,500,549
CMC Magnetics Corp.[a]	20,784,400	9,164,309
Compal Electronics Inc.	23,500,944	26,136,690
Foxconn Technology Co. Ltd.	2,991,824	27,199,224
High Tech Computer Corp.	3,464,760	46,985,669
Innolux Display Corp.	14,722,648	62,015,457
Inotera Memories Inc.	22,516,000	22,482,566
Inventec Co. Ltd.	10,895,098	6,949,963
Lite-On Technology Corp.	13,856,998	21,877,923
MiTAC International Corp.	8,422,952	10,490,722
Qisda Corp.[a]	15,588,019	7,321,867
Quanta Computer Inc.	14,136,716	23,004,990
Ritek Corp.[a]	17,320,389	5,206,772
Wistron Corp.	7,794,884	14,172,946

		318,900,378

DIVERSIFIED FINANCIAL SERVICES – 2.79%
Fubon Financial Holding Co. Ltd.	25,980,000	22,398,588
Polaris Securities Co. Ltd.[a]	12,990,227	6,633,090
SinoPac Financial Holdings Co. Ltd.	45,898,193	21,767,530
Waterland Financial Holdings	10,602,000	3,277,081
Yuanta Financial Holdings Co. Ltd.[a]	40,702,076	23,188,552

		77,264,841

ELECTRICAL COMPONENTS & EQUIPMENT – 2.35%
Delta Electronics Inc.	11,258,675	41,965,424
Pacific Electric Wire & Cable Co. Ltd.[b]	986	–

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2007

Security	Shares	Value
Tatung Co. Ltd.[a]	28,578,120	$13,423,463
Walsin Lihwa Corp.	19,918,069	9,778,258

		65,167,145

ELECTRONICS – 20.10%
Asia Optical Co. Inc.	874,672	3,246,987
Asustek Computer Inc.	23,382,764	69,796,123
AU Optronics Corp.	46,813,097	67,810,116
Cheng Uei Precision Industry Co. Ltd.	1,821,500	4,454,530
Chi Mei Optoelectronics Corp.	31,176,504	31,555,357
Chunghwa Picture Tubes Ltd.[a]	43,300,105	11,127,152
Compeq Manufacturing Co. Ltd.	6,928,200	2,970,818
Gigabyte Technology Co. Ltd.	4,330,017	3,936,498
HannStar Display Corp.[a]	36,372,000	9,798,693
Hon Hai Precision Industry Co. Ltd.	37,409,860	277,748,286
Kinsus Interconnect Technology Corp.	1,905,600	6,583,181
Micro-Star International Co. Ltd.	5,510,989	5,703,211
Nan Ya Printed Circuit Board Corp.	866,000	5,629,171
Phoenix Precision Technology Corp.	4,352,698	5,038,730
Synnex Technology International Corp.	5,460,093	14,990,891
Tripod Technology Corp.	2,598,039	10,707,394
Unimicron Technology Corp.	6,185,480	9,709,623
Wintek Corp.	6,928,537	7,936,565
Ya Hsin Industrial Co. Ltd.[b]	6,845,461	1,236,369
Yageo Corp.	17,320,100	6,639,573

		556,619,268

ENERGY - ALTERNATE SOURCES – 0.32%
Motech Industries Inc.	1,052,366	8,993,218

		8,993,218

FOOD – 0.85%
Uni-President Enterprises Co.	20,198,675	23,412,810

		23,412,810

FOREST PRODUCTS & PAPER – 0.13%
Yuen Foong Yu Paper Manufacturing Co. Ltd.	8,747,863	3,698,072

		3,698,072

Security	Shares	Value
HOME FURNISHINGS – 0.26%
Teco Electric and Machinery Co. Ltd.	12,990,092	$7,282,545

		7,282,545

INSURANCE – 4.32%
Cathay Financial Holding Co. Ltd.	42,434,905	94,516,971
Shin Kong Financial Holding Co. Ltd.	25,844,772	25,140,676

		119,657,647

INVESTMENT COMPANIES – 0.94%
China Development Financial Holding Co.	64,084,808	26,120,206

		26,120,206

IRON & STEEL – 3.18%
China Steel Corp.	64,950,762	88,178,252

		88,178,252

MANUFACTURING – 0.26%
Largan Precision Co. Ltd.	883,540	7,189,021

		7,189,021

METAL FABRICATE & HARDWARE – 0.86%
Catcher Technology Co. Ltd.[a]	2,598,707	20,790,286
Yieh Phui Enterprise Co. Ltd.	6,928,413	3,065,391

		23,855,677

OFFICE & BUSINESS EQUIPMENT – 0.12%
Kinpo Electronics Inc.	8,660,624	3,306,884

		3,306,884

OIL & GAS – 1.40%
Formosa Petrochemical Corp.	13,856,000	38,630,019

		38,630,019

REAL ESTATE – 0.12%
Cathay Real Estate Development Co. Ltd.	6,928,493	3,233,395

		3,233,395

RETAIL – 0.33%
President Chain Store Corp.	3,464,640	8,997,838

		8,997,838

SEMICONDUCTORS – 24.68%
Advanced Semiconductor Engineering Inc.	27,834,715	27,540,333
Epistar Corp.	2,648,364	12,439,662
Macronix International Co. Ltd.[a]	20,784,492	12,911,970

62	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2007

Security	Shares	Value
MediaTek Inc.	6,371,535	$108,126,295
Nanya Technology Corp.	18,186,690	13,392,423
Novatek Microelectronics Corp. Ltd.	3,533,718	14,242,386
Powerchip Semiconductor Corp.	54,232,901	26,788,578
Powertech Technology Inc.	2,992,650	12,016,307
ProMOS Technologies Inc.	45,032,000	13,919,404
Realtek Semiconductor Corp.	2,727,623	13,349,226
Siliconware Precision Industries Co. Ltd.	18,552,074	37,386,373
Taiwan Semiconductor Manufacturing Co. Ltd.	157,612,920	299,473,624
United Microelectronics Corp.	130,766,262	73,310,581
Vanguard International Semiconductor Corp.	6,928,156	5,899,609
Via Technologies Inc.[a]	6,928,861	4,955,336
Winbond Electronics Corp.	25,980,280	7,817,939

		683,570,046

TELECOMMUNICATIONS – 4.32%
Chunghwa Telecom Co. Ltd.	39,836,180	70,741,542
Compal Communications Inc.	1,794,200	4,219,216
D-Link Corp.	5,301,961	11,680,735
Inventec Appliances Corp.	1,817,800	3,679,779
Taiwan Cellular Corp.	18,186,920	23,147,691
Zyxel Communications Corp.	3,534,255	6,147,648

		119,616,611

TEXTILES – 1.12%
Far Eastern Textile Ltd.	20,509,270	24,114,660
Formosa Taffeta Co. Ltd.	6,062,515	6,889,430

		31,004,090

TRANSPORTATION – 0.97%
Evergreen Marine Corp. Ltd.	7,794,467	5,054,747
U-Ming Marine Transport Corp.[a]	3,464,800	10,310,717
Wan Hai Lines Ltd.	7,794,794	5,503,764
Yang Ming Marine Transport Corp.[a]	8,660,667	6,115,141

		26,984,369

TOTAL COMMON STOCKS (Cost: $2,051,841,836)		2,742,903,071

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.05%

MONEY MARKET FUNDS – 0.05%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[c,d]	1,473,944	$1,473,944

		1,473,944

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,473,944)		1,473,944

TOTAL INVESTMENTS IN SECURITIES – 99.08% (Cost: $2,053,315,780)		2,744,377,015

Other Assets, Less Liabilities – 0.92%		25,387,339

NET ASSETS – 100.00%		$2,769,764,354

[a]	Non-income earning security.
[b]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2007

	iShares MSCI
	Australia Index Fund	Brazil Index Fund	Canada Index Fund	Emerging Markets Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$1,282,017,415	$2,661,078,337	$1,062,442,389	$13,693,701,783
Affiliated issuers (Note 2)	60,377,688	10,991,195	234,233	1,752,485,861

Total cost of investments	$1,342,395,103	$2,672,069,532	$1,062,676,622	$15,446,187,644

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,451,128,852	$4,403,155,789	$1,319,451,892	$17,605,160,750
Affiliated issuers (Note 2)	60,377,688	10,991,195	234,233	1,921,704,896

Total value of investments	1,511,506,540	4,414,146,984	1,319,686,125	19,526,865,646
Foreign currencies, at value[b]	2,369,836	771,599	2,523,950	22,225,245
Receivables:
Investment securities sold	10,776,108	32,369,210	2,991,746	103,415,275
Due from custodian (Note 4)	–	25,436	–	59,253,280
Dividends and interest	11,197,575	18,123,550	1,543,610	57,659,042
Capital shares sold	–	2,961,474	–	–

Total Assets	1,535,850,059	4,468,398,253	1,326,745,431	19,769,418,488

LIABILITIES
Payables:
Investment securities purchased	10,906,703	31,681,662	3,054,114	152,148,819
Securities related to in-kind transactions (Note 4)	–	–	–	18,588,207
Collateral for securities on loan (Note 5)	60,181,361	–	–	1,389,487,748
Investment advisory fees (Note 2)	649,519	2,382,953	569,174	10,822,582

Total Liabilities	71,737,583	34,064,615	3,623,288	1,571,047,356

NET ASSETS	$1,464,112,476	$4,434,333,638	$1,323,122,143	$18,198,371,132

Net assets consist of:
Paid-in capital	$1,288,847,470	$2,656,731,679	$1,074,106,349	$14,032,237,942
Undistributed net investment income	21,502,107	45,390,560	10,427,097	203,060,062
Accumulated net realized loss	(15,263,042)	(10,244,694)	(18,426,256)	(117,716,143)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	169,025,941	1,742,456,093	257,014,953	4,080,789,271

NET ASSETS	$1,464,112,476	$4,434,333,638	$1,323,122,143	$18,198,371,132

Shares outstanding[c]	53,000,000	72,000,000	44,300,000	135,450,000

Net asset value per share	$27.62	$61.59	$29.87	$134.35

[a]	Securities on loan with market values of $56,427,222, $–, $– and $1,324,090,538, respectively. See Note 5.
[b]	Cost of foreign currencies: $2,374,791, $758,337, $2,524,260 and $22,177,947, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million, 500 million, 340.2 million and 500 million, respectively.

See notes to financial statements.

64	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2007

	iShares MSCI
	Hong Kong Index Fund	Malaysia Index Fund	Mexico Index Fund	Pacific ex-Japan Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$1,206,634,031	$479,638,443	$1,354,172,287	$2,497,886,231
Affiliated issuers (Note 2)	277,059,033	643,520	141,524,311	331,917,453

Total cost of investments	$1,483,693,064	$480,281,963	$1,495,696,598	$2,829,803,684

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,439,853,318	$736,553,503	$1,380,807,947	$3,509,060,191
Affiliated issuers (Note 2)	277,059,033	643,520	141,524,311	331,917,453

Total value of investments	1,716,912,351	737,197,023	1,522,332,258	3,840,977,644
Foreign currencies, at value[b]	759,021	6,857,327	902,579	5,483,670
Receivables:
Investment securities sold	–	3,967,415	87,001,405	16,585,998
Due from custodian (Note 4)	–	–	–	43,695
Dividends and interest	2,121,544	2,338,682	1,080,030	23,532,797

Total Assets	1,719,792,916	750,360,447	1,611,316,272	3,886,623,804

LIABILITIES
Payables:
Investment securities purchased	–	8,567,036	29,940,986	17,503,349
Securities related to in-kind transactions (Note 4)	–	–	57,009,952	–
Collateral for securities on loan (Note 5)	273,919,378	–	140,955,798	331,361,817
Capital shares redeemed	–	–	14,929	–
Investment advisory fees (Note 2)	564,646	353,890	584,957	1,463,335

Total Liabilities	274,484,024	8,920,926	228,506,622	350,328,501

NET ASSETS	$1,445,308,892	$741,439,521	$1,382,809,650	$3,536,295,303

Net assets consist of:
Paid-in capital	$1,211,576,260	$508,503,278	$1,358,519,960	$2,494,602,481
Undistributed net investment income	25,204,852	18,518,153	8,312,387	43,439,186
Accumulated net realized loss	(24,694,158)	(42,481,828)	(10,662,263)	(12,768,262)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	233,221,938	256,899,918	26,639,566	1,011,021,898

NET ASSETS	$1,445,308,892	$741,439,521	$1,382,809,650	$3,536,295,303

Shares outstanding[c]	78,975,000	67,575,000	23,700,000	24,400,000

Net asset value per share	$18.30	$10.97	$58.35	$144.93

[a]	Securities on loan with market values of $259,750,524, $–, $136,818,025 and $312,297,872, respectively. See Note 5.
[b]	Cost of foreign currencies: $758,636, $6,864,034, $907,838 and $5,483,916, respectively.
[c]	$0.001 par value, number of shares authorized: 191.4 million, 127.8 million, 255 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2007

	iShares MSCI
	Singapore Index Fund	South Africa Index Fund	South Korea Index Fund	Taiwan Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$1,420,262,590	$432,895,740	$1,318,079,899	$2,051,841,836
Affiliated issuers (Note 2)	297,778,862	116,686	584,499,273	1,473,944

Total cost of investments	$1,718,041,452	$433,012,426	$1,902,579,172	$2,053,315,780

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,646,562,633	$465,925,182	$2,427,663,503	$2,742,903,071
Affiliated issuers (Note 2)	297,778,862	116,686	584,499,273	1,473,944

Total value of investments	1,944,341,495	466,041,868	3,012,162,776	2,744,377,015
Foreign currencies, at value[b]	3,009,105	1,023,342	–	8,973,167
Receivables:
Investment securities sold	28,815,954	638,645	11,761,430	–
Due from custodian (Note 4)	1,069,002	–	–	–
Dividends and interest	18,186,459	747,774	408,246	22,126,432
Capital shares sold	–	82,877	–	31,983,365

Total Assets	1,995,422,015	468,534,506	3,024,332,452	2,807,459,979

LIABILITIES
Payables:
Investment securities purchased	28,442,512	1,361,508	11,224,870	34,796,821
Collateral for securities on loan (Note 5)	297,019,475	–	582,296,616	–
Foreign taxes	–	–	–	1,357,643
Investment advisory fees (Note 2)	749,844	232,742	1,358,177	1,541,161

Total Liabilities	326,211,831	1,594,250	594,879,663	37,695,625

NET ASSETS	$1,669,210,184	$466,940,256	$2,429,452,789	$2,769,764,354

Net assets consist of:
Paid-in capital	$1,419,146,376	$433,562,025	$1,391,792,758	$2,214,305,017
Undistributed net investment income	43,749,612	6,792,504	17,559,332	58,442,597
Accumulated net realized loss	(19,930,006)	(6,449,874)	(89,482,762)	(193,998,132)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	226,244,202	33,035,601	1,109,583,461	691,014,872

NET ASSETS	$1,669,210,184	$466,940,256	$2,429,452,789	$2,769,764,354

Shares outstanding[c]	125,700,000	3,750,000	38,200,000	173,200,000

Net asset value per share	$13.28	$124.52	$63.60	$15.99

[a]	Securities on loan with market values of $283,623,758, $–, $558,597,793 and $–, respectively. See Note 5.
[b]	Cost of foreign currencies: $3,007,837, $1,021,969, $– and $8,969,798, respectively.
[c]	$0.001 par value, number of shares authorized: 191.4 million, 200 million, 200 million and 200 million, respectively.

See notes to financial statements.

66	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2007

	iShares MSCI
	Australia Index Fund	Brazil Index Fund	Canada Index Fund	Emerging Markets Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$41,724,172	$90,135,763	$21,176,330	$332,793,891
Dividends from affiliated issuers (Note 2)	–	–	–	20,955,667
Interest from affiliated issuers (Note 2)	32,120	323,866	36,407	1,096,015
Securities lending income from unaffiliated issuers	73,270	–	–	6,730,075
Securities lending income from affiliated issuers (Note 2)	43,383	2,245	–	3,308,502

Total investment income	41,872,945	90,461,874	21,212,737	364,884,150

EXPENSES
Investment advisory fees (Note 2)	5,418,181	21,514,644	5,946,553	114,234,720
Foreign taxes (Note 1)	–	279,113	1,367	293,974

Total expenses	5,418,181	21,793,757	5,947,920	114,528,694
Less investment advisory fees waived	–	–	–	(558,945)

Net expenses	5,418,181	21,793,757	5,947,920	113,969,749

Net investment income	36,454,764	68,668,117	15,264,817	250,914,401

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(4,442,009)	58,029,884	(8,223,785)	(79,804,856)
Investments in affiliated issuers (Note 2)	–	–	–	79,689,076
In-kind redemptions	127,522,283	–	118,324,552	2,360,331,511
Foreign currency transactions	774,109	914,930	82,541	(524,668)

Net realized gain	123,854,383	58,944,814	110,183,308	2,359,691,063

Net change in unrealized appreciation (depreciation) on:
Investments	84,194,178	1,248,875,549	94,925,393	2,303,531,678
Translation of assets and liabilities in foreign currencies	(111,228)	365,370	(5,592)	(148,417)

Net change in unrealized appreciation (depreciation)	84,082,950	1,249,240,919	94,919,801	2,303,383,261

Net realized and unrealized gain	207,937,333	1,308,185,733	205,103,109	4,663,074,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$244,392,097	$1,376,853,850	$220,367,926	$4,913,988,725

[a]	Net of foreign withholding tax of $1,455,873, $9,911,889, $3,482,219 and $41,650,645, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2007

	iShares MSCI
	Hong Kong Index Fund	Malaysia Index Fund	Mexico Index Fund	Pacific ex-Japan Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$40,759,039	$27,897,087	$19,218,567	$111,776,834
Interest from affiliated issuers (Note 2)	72,567	32,747	52,760	80,986
Securities lending income from unaffiliated issuers	258,233	–	734,949	276,064
Securities lending income from affiliated issuers (Note 2)	164,887	–	265,465	188,656

Total investment income	41,254,726	27,929,834	20,271,741	112,322,540

EXPENSES
Investment advisory fees (Note 2)	6,192,082	3,843,835	6,123,156	14,285,783

Total expenses	6,192,082	3,843,835	6,123,156	14,285,783

Net investment income	35,062,644	24,085,999	14,148,585	98,036,757

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(10,005,877)	7,596,414	(2,275,522)	8,721,822
In-kind redemptions	160,693,706	–	291,090,456	97,532,116
Foreign currency transactions	(10,842)	80,874	(110,850)	1,717,017

Net realized gain	150,676,987	7,677,288	288,704,084	107,970,955

Net change in unrealized appreciation (depreciation) on:
Investments	128,691,119	151,608,958	6,644,711	559,947,642
Translation of assets and liabilities in foreign currencies	2,499	(13,663)	3,860	(265,518)

Net change in unrealized appreciation (depreciation)	128,693,618	151,595,295	6,648,571	559,682,124

Net realized and unrealized gain	279,370,605	159,272,583	295,352,655	667,653,079

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,433,249	$183,358,582	$309,501,240	$765,689,836

[a]	Net of foreign withholding tax of $–, $–, $– and $3,025,859, respectively.

See notes to financial statements.

68	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2007

	iShares MSCI
	Singapore Index Fund	South Africa Index Fund	South Korea Index Fund	Taiwan Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$58,666,324	$12,249,206	$28,271,826	$76,016,901
Interest from affiliated issuers (Note 2)	65,855	6,986	135,118	108,920
Securities lending income from unaffiliated issuers	253,867	–	704,305	–
Securities lending income from affiliated issuers (Note 2)	207,027	–	1,071,014	–

Total investment income	59,193,073	12,256,192	30,182,263	76,125,821

EXPENSES
Investment advisory fees (Note 2)	7,038,174	2,554,012	12,507,997	15,295,138
Foreign taxes (Note 1)	–	–	5,918	2,144,022

Total expenses	7,038,174	2,554,012	12,513,915	17,439,160

Net investment income	52,154,899	9,702,180	17,668,348	58,686,661

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(3,745,050)	(2,392,410)	(2,011,293)	(35,817,797)
In-kind redemptions	209,375,938	11,763,327	–	–
Foreign currency transactions	(172,828)	(12,770)	(159,049)	(244,063)

Net realized gain (loss)	205,458,060	9,358,147	(2,170,342)	(36,061,860)

Net change in unrealized appreciation (depreciation) on:
Investments	154,100,193	76,026,963	592,662,922	510,479,175
Translation of assets and liabilities in foreign currencies	(77,951)	15,911	(143)	79,920

Net change in unrealized appreciation (depreciation)	154,022,242	76,042,874	592,662,779	510,559,095

Net realized and unrealized gain	359,480,302	85,401,021	590,492,437	474,497,235

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$411,635,201	$95,103,201	$608,160,785	$533,183,896

[a]	Net of foreign withholding tax of $–, $–, $5,452,858 and $18,113,281, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Australia Index Fund		iShares MSCI Brazil Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$36,454,764	$20,156,434	$68,668,117	$43,261,595
Net realized gain (loss)	123,854,383	30,254,258	58,944,814	(13,454,900)
Net change in unrealized appreciation (depreciation)	84,082,950	40,835,313	1,249,240,919	276,489,590

Net increase in net assets resulting from operations	244,392,097	91,246,005	1,376,853,850	306,296,285

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(35,850,508)	(16,397,050)	(59,308,876)	(20,219,476)

Total distributions to shareholders	(35,850,508)	(16,397,050)	(59,308,876)	(20,219,476)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	964,074,872	336,128,324	1,012,054,259	1,649,177,320
Cost of shares redeemed	(394,910,991)	(93,925,541)	(363,560,519)	(19,244,643)

Net increase in net assets from capital share transactions	569,163,881	242,202,783	648,493,740	1,629,932,677

INCREASE IN NET ASSETS	777,705,470	317,051,738	1,966,038,714	1,916,009,486

NET ASSETS
Beginning of year	686,407,006	369,355,268	2,468,294,924	552,285,438

End of year	$1,464,112,476	$686,407,006	$4,434,333,638	$2,468,294,924

Undistributed net investment income included in net assets at end of year	$21,502,107	$13,312,374	$45,390,560	$35,080,996

SHARES ISSUED AND REDEEMED
Shares sold	37,000,000	16,200,000	16,700,000	44,050,000
Shares redeemed	(15,800,000)	(4,600,000)	(7,850,000)	(500,000)

Net increase in shares outstanding	21,200,000	11,600,000	8,850,000	43,550,000

See notes to financial statements.

70	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Canada Index Fund		iShares MSCI Emerging Markets Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,264,817	$9,118,778	$250,914,401	$192,922,376
Net realized gain	110,183,308	88,304,312	2,359,691,063	1,340,943,115
Net change in unrealized appreciation (depreciation)	94,919,801	43,740,392	2,303,383,261	667,014,214

Net increase in net assets resulting from operations	220,367,926	141,163,482	4,913,988,725	2,200,879,705

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,092,201)	(4,108,502)	(209,458,860)	(113,762,995)

Total distributions to shareholders	(12,092,201)	(4,108,502)	(209,458,860)	(113,762,995)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	285,559,364	727,046,964	7,873,614,616	6,532,568,942
Cost of shares redeemed	(271,873,681)	(183,241,984)	(6,349,153,507)	(3,651,163,544)

Net increase in net assets from capital share transactions	13,685,683	543,804,980	1,524,461,109	2,881,405,398

INCREASE IN NET ASSETS	221,961,408	680,859,960	6,228,990,974	4,968,522,108

NET ASSETS
Beginning of year	1,101,160,735	420,300,775	11,969,380,158	7,000,858,050

End of year	$1,323,122,143	$1,101,160,735	$18,198,371,132	$11,969,380,158

Undistributed net investment income included in net assets at end of year	$10,427,097	$7,159,513	$203,060,062	$156,423,079

SHARES ISSUED AND REDEEMED
Shares sold	9,900,000	31,900,000	67,200,000	71,850,000
Shares redeemed	(10,200,000)	(8,000,000)	(54,600,000)	(38,850,000)

Net increase (decrease) in shares outstanding	(300,000)	23,900,000	12,600,000	33,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Hong Kong Index Fund		iShares MSCI Malaysia Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$35,062,644	$21,409,153	$24,085,999	$14,348,448
Net realized gain (loss)	150,676,987	45,228,751	7,677,288	(17,343,416)
Net change in unrealized appreciation (depreciation)	128,693,618	17,114,750	151,595,295	40,249,132

Net increase in net assets resulting from operations	314,433,249	83,752,654	183,358,582	37,254,164

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,623,625)	(17,872,090)	(11,518,123)	(14,088,338)

Total distributions to shareholders	(25,623,625)	(17,872,090)	(11,518,123)	(14,088,338)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	828,936,976	385,690,233	709,128,181	210,424,492
Cost of shares redeemed	(555,149,687)	(206,843,656)	(513,863,061)	(246,831,356)

Net increase (decrease) in net assets from capital share transactions	273,787,289	178,846,577	195,265,120	(36,406,864)

INCREASE (DECREASE) IN NET ASSETS	562,596,913	244,727,141	367,105,579	(13,241,038)

NET ASSETS
Beginning of year	882,711,979	637,984,838	374,333,942	387,574,980

End of year	$1,445,308,892	$882,711,979	$741,439,521	$374,333,942

Undistributed net investment income included in net assets at end of year	$25,204,852	$14,227,248	$18,518,153	$5,608,095

SHARES ISSUED AND REDEEMED
Shares sold	51,075,000	28,575,000	68,475,000	27,900,000
Shares redeemed	(34,275,000)	(15,450,000)	(49,200,000)	(33,525,000)

Net increase (decrease) in shares outstanding	16,800,000	13,125,000	19,275,000	(5,625,000)

See notes to financial statements.

72	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Mexico Index Fund		iShares MSCI Pacific ex-Japan Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,148,585	$9,375,502	$98,036,757	$67,346,500
Net realized gain	288,704,084	128,613,827	107,970,955	71,241,794
Net change in unrealized appreciation (depreciation)	6,648,571	(14,767,360)	559,682,124	163,112,452

Net increase in net assets resulting from operations	309,501,240	123,221,969	765,689,836	301,700,746

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,694,155)	(6,377,728)	(101,866,512)	(62,872,256)

Total distributions to shareholders	(11,694,155)	(6,377,728)	(101,866,512)	(62,872,256)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,841,107,484	939,038,789	979,796,715	508,919,684
Cost of shares redeemed	(1,520,212,071)	(547,333,327)	(202,255,658)	(174,924,729)

Net increase in net assets from capital share transactions	320,895,413	391,705,462	777,541,057	333,994,955

INCREASE IN NET ASSETS	618,702,498	508,549,703	1,441,364,381	572,823,445

NET ASSETS
Beginning of year	764,107,152	255,557,449	2,094,930,922	1,522,107,477

End of year	$1,382,809,650	$764,107,152	$3,536,295,303	$2,094,930,922

Undistributed net investment income included in net assets at end of year	$8,312,387	$5,968,807	$43,439,186	$37,257,104

SHARES ISSUED AND REDEEMED
Shares sold	34,500,000	24,400,000	7,300,000	4,800,000
Shares redeemed	(29,300,000)	(14,700,000)	(1,600,000)	(1,700,000)

Net increase in shares outstanding	5,200,000	9,700,000	5,700,000	3,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Singapore Index Fund		iShares MSCI South Africa Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$52,154,899	$22,841,028	$9,702,180	$8,177,584
Net realized gain	205,458,060	31,826,561	9,358,147	99,303,479
Net change in unrealized appreciation (depreciation)	154,022,242	28,410,392	76,042,874	(95,009,170)

Net increase in net assets resulting from operations	411,635,201	83,077,981	95,103,201	12,471,893

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,331,787)	(14,378,298)	(9,144,852)	(4,618,354)

Total distributions to shareholders	(29,331,787)	(14,378,298)	(9,144,852)	(4,618,354)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,229,979,919	245,347,020	151,649,200	395,411,010
Cost of shares redeemed	(517,692,912)	(80,563,776)	(68,565,161)	(258,896,840)

Net increase in net assets from capital share transactions	712,287,007	164,783,244	83,084,039	136,514,170

INCREASE IN NET ASSETS	1,094,590,421	233,482,927	169,042,388	144,367,709

NET ASSETS
Beginning of year	574,619,763	341,136,836	297,897,868	153,530,159

End of year	$1,669,210,184	$574,619,763	$466,940,256	$297,897,868

Undistributed net investment income included in net assets at end of year	$43,749,612	$18,893,779	$6,792,504	$6,243,135

SHARES ISSUED AND REDEEMED
Shares sold	105,300,000	28,700,000	1,300,000	3,650,000
Shares redeemed	(42,700,000)	(9,500,000)	(600,000)	(2,450,000)

Net increase in shares outstanding	62,600,000	19,200,000	700,000	1,200,000

See notes to financial statements.

74	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Korea Index Fund		iShares MSCI Taiwan Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,668,348	$10,350,623	$58,686,661	$45,072,947
Net realized loss	(2,170,342)	(54,701,832)	(36,061,860)	(76,184,152)
Net change in unrealized appreciation (depreciation)	592,662,779	299,045,492	510,559,095	123,093,505

Net increase in net assets resulting from operations	608,160,785	254,694,283	533,183,896	91,982,300

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,954,387)	(7,841,332)	(44,460,389)	(16,050,567)

Total distributions to shareholders	(10,954,387)	(7,841,332)	(44,460,389)	(16,050,567)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	471,567,107	1,159,560,093	890,014,349	1,391,773,216
Cost of shares redeemed	(260,654,404)	(483,534,641)	(502,724,067)	(326,594,755)

Net increase in net assets from capital share transactions	210,912,703	676,025,452	387,290,282	1,065,178,461

INCREASE IN NET ASSETS	808,119,101	922,878,403	876,013,789	1,141,110,194

NET ASSETS
Beginning of year	1,621,333,688	698,455,285	1,893,750,565	752,640,371

End of year	$2,429,452,789	$1,621,333,688	$2,769,764,354	$1,893,750,565

Undistributed net investment income included in net assets at end of year	$17,559,332	$10,954,387	$58,442,597	$44,460,389

SHARES ISSUED AND REDEEMED
Shares sold	8,200,000	26,100,000	58,100,000	111,950,000
Shares redeemed	(5,250,000)	(10,950,000)	(35,550,000)	(26,350,000)

Net increase in shares outstanding	2,950,000	15,150,000	22,550,000	85,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$21.59	$18.28	$13.56	$11.22	$9.36

Income from investment operations:
Net investment income[a]	0.89	0.75	0.70	0.45	0.32
Net realized and unrealized gain[b]	6.24	3.23	4.60	2.32	1.81

Total from investment operations	7.13	3.98	5.30	2.77	2.13

Less distributions from:
Net investment income	(1.10)	(0.67)	(0.58)	(0.43)	(0.27)

Total distributions	(1.10)	(0.67)	(0.58)	(0.43)	(0.27)

Net asset value, end of year	$27.62	$21.59	$18.28	$13.56	$11.22

Total return	33.97%	22.35%	39.58%	24.95%	23.33%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,464,112	$686,407	$369,355	$178,998	$87,541
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.79%	0.84%
Ratio of net investment income to average net assets	3.46%	3.75%	4.13%	3.37%	3.21%
Portfolio turnover rate[c]	10%	7%	17%	9%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$39.09	$28.18	$16.96	$12.19	$8.30

Income from investment operations:
Net investment income[a]	1.09	1.00	0.89	0.55	0.32
Net realized and unrealized gain[b]	22.35	10.49	10.79	4.49	3.68

Total from investment operations	23.44	11.49	11.68	5.04	4.00

Less distributions from:
Net investment income	(0.94)	(0.58)	(0.46)	(0.27)	(0.11)

Total distributions	(0.94)	(0.58)	(0.46)	(0.27)	(0.11)

Net asset value, end of year	$61.59	$39.09	$28.18	$16.96	$12.19

Total return	60.82%	41.13%	69.72%	41.42%	48.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,434,334	$2,468,295	$552,285	$209,504	$103,035
Ratio of expenses to average net assets	0.69%	0.70%	0.74%	0.96%	0.99%
Ratio of expenses to average net assets exclusive of foreign taxes	0.68%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.17%	2.65%	3.94%	3.59%	3.59%
Portfolio turnover rate[c]	22%	15%	48%	106%	85%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turn over rate for the years ended August 31, 2007, August 31, 2006 and August 31, 2005 would have been 6%, 13% and 9%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$24.69	$20.30	$14.33	$12.25	$9.49

Income from investment operations:
Net investment income[a]	0.35	0.25	0.17	0.11	0.10
Net realized and unrealized gain[b]	5.11	4.29	6.00	2.17	2.69

Total from investment operations	5.46	4.54	6.17	2.28	2.79

Less distributions from:
Net investment income	(0.28)	(0.15)	(0.20)	(0.20)	(0.03)

Total distributions	(0.28)	(0.15)	(0.20)	(0.20)	(0.03)

Net asset value, end of year	$29.87	$24.69	$20.30	$14.33	$12.25

Total return	22.33%	22.46%	43.35%	18.70%	29.47%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,323,122	$1,101,161	$420,301	$325,298	$503,407
Ratio of expenses to average net assets	0.52%	0.54%	0.57%	0.70%[c]	0.84%
Ratio of expenses to average net assets exclusive of foreign taxes	0.52%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.32%	1.09%	1.00%	0.81%	0.98%
Portfolio turnover rate[d]	8%	20%	9%	10%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Ratio of expenses to average net assets prior to voluntary reimbursed distribution fees for the year ended August 31, 2004 was 0.80%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Period from Apr. 7, 2003[a] to Aug. 31, 2003

Net asset value, beginning of period	$97.43	$77.92	$53.96	$45.13	$33.75

Income from investment operations:
Net investment income[b]	1.91	1.65	1.65	1.13	0.26
Net realized and unrealized gain[c]	36.58	18.85	24.72	7.97	11.12

Total from investment operations	38.49	20.50	26.37	9.10	11.38

Less distributions from:
Net investment income	(1.57)	(0.99)	(2.41)	(0.27)	–

Total distributions	(1.57)	(0.99)	(2.41)	(0.27)	–

Net asset value, end of period	$134.35	$97.43	$77.92	$53.96	$45.13

Total return	39.86%	26.44%	46.17%	20.21%	33.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,198,371	$11,969,380	$7,000,858	$1,958,596	$297,846
Ratio of expenses to average net assets prior to waived fees[e]	0.74%	0.77%	0.78%	0.77%	0.78%
Ratio of expenses to average net assets after waived fees[e]	0.74%	0.77%	0.77%	0.76%	0.78%
Ratio of expenses to average net assets after waived fees and exclusive of foreign taxes[e]	0.74%	0.75%	0.74%	0.74%	0.72%
Ratio of net investment income to average net assets[e]	1.63%	1.77%	2.40%	2.10%	1.58%
Portfolio turnover rate[f]	5%	12%	9%	8%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$14.20	$13.01	$10.91	$9.03	$7.99

Income from investment operations:
Net investment income[a]	0.47	0.38	0.33	0.28	0.23
Net realized and unrealized gain[b]	3.94	1.17	2.04	1.75	0.95

Total from investment operations	4.41	1.55	2.37	2.03	1.18

Less distributions from:
Net investment income	(0.31)	(0.36)	(0.27)	(0.15)	(0.14)

Total distributions	(0.31)	(0.36)	(0.27)	(0.15)	(0.14)

Net asset value, end of year	$18.30	$14.20	$13.01	$10.91	$9.03

Total return	31.44%	12.20%	21.96%	22.69%	15.14%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,445,309	$882,712	$637,985	$449,923	$250,627
Ratio of expenses to average net assets	0.52%	0.54%	0.57%	0.80%	0.84%
Ratio of net investment income to average net assets	2.92%	2.87%	2.75%	2.78%	3.06%
Portfolio turnover rate[c]	9%	10%	6%	5%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$7.75	$7.19	$6.54	$5.99	$5.68

Income from investment operations:
Net investment income[a]	0.34	0.26	0.20	0.13	0.10
Net realized and unrealized gain[b]	3.08	0.59	0.61	0.52	0.30

Total from investment operations	3.42	0.85	0.81	0.65	0.40

Less distributions from:
Net investment income	(0.20)	(0.29)	(0.16)	(0.10)	(0.09)

Total distributions	(0.20)	(0.29)	(0.16)	(0.10)	(0.09)

Net asset value, end of year	$10.97	$7.75	$7.19	$6.54	$5.99

Total return	44.64%	12.35%	12.39%	11.01%	7.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$741,440	$374,334	$387,575	$224,218	$99,730
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.79%	0.84%
Ratio of net investment income to average net assets	3.21%	3.46%	2.85%	1.97%	1.91%
Portfolio turnover rate[c]	87%	60%	15%	39%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2007, August 31, 2006 and August 31, 2005 would have been 3%, 9% and 9%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$41.30	$29.04	$19.35	$15.04	$13.65

Income from investment operations:
Net investment income[a]	0.64	0.76	0.42	0.26	0.19
Net realized and unrealized gain[b]	16.87	11.98	9.55	4.26	1.72

Total from investment operations	17.51	12.74	9.97	4.52	1.91

Less distributions from:
Net investment income	(0.46)	(0.48)	(0.28)	(0.21)	(0.52)

Total distributions	(0.46)	(0.48)	(0.28)	(0.21)	(0.52)

Net asset value, end of year	$58.35	$41.30	$29.04	$19.35	$15.04

Total return	42.58%	44.11%	51.77%	30.28%	14.60%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,382,810	$764,107	$255,557	$129,623	$60,155
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.78%	0.84%
Ratio of net investment income to average net assets	1.19%	2.06%	1.70%	1.40%	1.43%
Portfolio turnover rate[c]	14%	12%	9%	12%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex-Japan Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$112.03	$97.57	$75.73	$62.03	$52.51

Income from investment operations:
Net investment income[a]	4.55	3.83	3.70	2.68	1.87
Net realized and unrealized gain[b]	33.55	14.33	21.15	12.53	8.53

Total from investment operations	38.10	18.16	24.85	15.21	10.40

Less distributions from:
Net investment income	(5.20)	(3.70)	(3.01)	(1.51)	(0.88)

Total distributions	(5.20)	(3.70)	(3.01)	(1.51)	(0.88)

Net asset value, end of year	$144.93	$112.03	$97.57	$75.73	$62.03

Total return	34.86%	19.17%	33.27%	24.74%	20.15%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,536,295	$2,094,931	$1,522,107	$651,250	$223,298
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.43%	3.67%	4.09%	3.68%	3.47%
Portfolio turnover rate[c]	11%	8%	16%	8%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$9.11	$7.77	$6.52	$5.38	$5.01

Income from investment operations:
Net investment income[a]	0.47	0.40	0.38	0.22	0.12
Net realized and unrealized gain[b]	4.01	1.23	1.15	1.04	0.33

Total from investment operations	4.48	1.63	1.53	1.26	0.45

Less distributions from:
Net investment income	(0.31)	(0.29)	(0.28)	(0.12)	(0.08)

Total distributions	(0.31)	(0.29)	(0.28)	(0.12)	(0.08)

Net asset value, end of year	$13.28	$9.11	$7.77	$6.52	$5.38

Total return	49.92%	21.61%	24.06%	23.47%	9.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,669,210	$574,620	$341,137	$170,047	$108,202
Ratio of expenses to average net assets	0.51%	0.54%	0.57%	0.79%	0.84%
Ratio of net investment income to average net assets	3.80%	4.74%	5.19%	3.50%	2.67%
Portfolio turnover rate[c]	8%	6%	8%	9%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Period from Feb. 3, 2003[a] to Aug. 31, 2003

Net asset value, beginning of period	$97.67	$82.99	$59.92	$46.81	$38.72

Income from investment operations:
Net investment income[b]	2.99	2.87	1.92	1.23	0.89
Net realized and unrealized gain[c]	26.37	13.78	22.36	13.24	7.20

Total from investment operations	29.36	16.65	24.28	14.47	8.09

Less distributions from:
Net investment income	(2.51)	(1.97)	(1.21)	(1.36)	–

Total distributions	(2.51)	(1.97)	(1.21)	(1.36)	–

Net asset value, end of period	$124.52	$97.67	$82.99	$59.92	$46.81

Total return	30.34%	20.06%	40.62%	31.30%	20.89%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$466,940	$297,898	$153,530	$92,882	$81,914
Ratio of expenses to average net assets[e]	0.68%	0.70%	0.74%	0.95%	0.99%
Ratio of net investment income to average net assets[e]	2.58%	2.79%	2.62%	2.23%	3.86%
Portfolio turnover rate[f]	8%	7%	32%	13%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$46.00	$34.75	$24.17	$23.06	$21.17

Income from investment operations:
Net investment income[a]	0.51	0.31	0.46	0.22	0.19
Net realized and unrealized gain[b]	17.42	11.20	10.22	1.13	1.70

Total from investment operations	17.93	11.51	10.68	1.35	1.89

Less distributions from:
Net investment income	(0.33)	(0.26)	(0.10)	(0.24)	–

Total distributions	(0.33)	(0.26)	(0.10)	(0.24)	–

Net asset value, end of year	$63.60	$46.00	$34.75	$24.17	$23.06

Total return	39.18%	33.16%	44.29%	5.83%	8.93%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,429,453	$1,621,334	$698,455	$315,464	$154,486
Ratio of expenses to average net assets	0.68%	0.70%	0.74%	0.94%	0.99%
Ratio of expenses to average net assets exclusive of foreign taxes	0.68%	0.70%	0.74%	0.94%	0.99%
Ratio of net investment income to average net assets	0.96%	0.71%	1.49%	0.87%	0.98%
Portfolio turnover rate[c]	20%	47%	30%	29%	39%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2007, August 31, 2006 and August 31, 2005 would have been 6%, 14% and 9%, respectively. See Note 4.

See notes to financial statements.

86	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$12.57	$11.57	$10.66	$10.79	$8.82

Income from investment operations:
Net investment income[a]	0.38	0.34	0.27	0.14	0.04
Net realized and unrealized gain (loss)[b]	3.34	0.80	0.72	(0.25)	1.93

Total from investment operations	3.72	1.14	0.99	(0.11)	1.97

Less distributions from:
Net investment income	(0.30)	(0.14)	(0.08)	(0.02)	–

Total distributions	(0.30)	(0.14)	(0.08)	(0.02)	–

Net asset value, end of year	$15.99	$12.57	$11.57	$10.66	$10.79

Total return	29.91%	9.84%	9.28%	(1.10)%	22.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,769,764	$1,893,751	$752,640	$390,228	$234,727
Ratio of expenses to average net assets	0.77%	0.85%	1.03%	1.19%[c]	1.31%
Ratio of expenses to average net assets exclusive of foreign taxes	0.68%	0.70%	0.74%	0.92%	0.99%
Ratio of net investment income to average net assets	2.61%	2.74%	2.34%	1.23%	0.43%
Portfolio turnover rate[d]	35%	29%	20%	19%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Ratio of expenses to average net assets prior to voluntary reimbursed distribution fees for the year ended August 31, 2004 was 1.22%.
[d]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2007, August 31, 2006 and August 31, 2005 would have been 12%, 10% and 10%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation. As of August 31, 2007, the Company offered 24 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Australia, iShares MSCI Brazil, iShares MSCI Canada, iShares MSCI Emerging Markets, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Each Fund invests in the securities of foreign issuers of a single country or region, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations

88	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect a Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2007, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2007, the tax year-end of the Funds, the components of net distributable earnings on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains		Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings
Australia	$37,193,706	$–		$145,879,476	$(7,808,176)	$175,265,006
Brazil	45,390,657	4,077,697	[a]	1,728,133,605	–	1,777,601,959
Canada	12,448,856	–		250,094,438	(13,527,499)	249,015,795
Emerging Markets	208,631,193	–		4,019,851,898	(62,349,901)	4,166,133,190
Hong Kong	25,472,751	–		225,411,678	(17,151,797)	233,732,632
Malaysia	24,207,294	–		234,010,029	(25,281,080)	232,936,243
Mexico	8,312,387	–		22,203,236	(6,225,933)	24,289,690
Pacific ex-Japan	103,374,975	4,616,285	[a]	933,701,562	–	1,041,692,822
Singapore	49,324,253	–		213,916,759	(13,177,204)	250,063,808
South Africa	6,809,623	–		28,964,804	(2,396,196)	33,378,231
South Korea	19,890,901	–		1,075,719,901	(57,950,771)	1,037,660,031
Taiwan	58,442,597	–		630,624,792	(133,608,052)	555,459,337

[a]	The Undistributed Long-Term Capital Gains have been reduced by the application of tax equalization.

For the years ended August 31, 2007 and August 31, 2006, the tax characterization of distributions paid for each Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2007.

From November 1, 2006 to August 31, 2007, certain Funds incurred net realized capital losses and net foreign currency losses. As permitted by tax regulations, these Funds have elected to defer these losses and treat them as arising in the year ending August 31, 2008, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
Australia	$502,148
Canada	5,232,560
Hong Kong	3,185,408
Mexico	67,468
Taiwan	11,797,863

90	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds had tax basis net capital loss carryforwards as of August 31, 2007, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Total
Australia	$71,019	$1,971,994	$3,625,203	$650,082	$596,240	$384,424	$–	$7,066	$7,306,028
Canada	–	–	–	–	–	2,931,648	–	5,363,291	8,294,939
Emerging Markets	–	–	–	–	840,778	20,296,564	11,239,258	29,973,301	62,349,901
Hong Kong	–	–	4,971,970	2,870,602	2,330,414	468,716	425,440	2,899,247	13,966,389
Malaysia	–	–	9,819,029	2,898,105	775,477	6,820,474	1,543,708	3,424,287	25,281,080
Mexico	–	–	47,326	2,329,290	3,136,171	12,912	632,766	–	6,158,465
Singapore	–	–	1,934,119	4,428,316	4,256,421	2,558,348	–	–	13,177,204
South Africa	–	–	–	–	527,613	–	260,738	1,607,845	2,396,196
South Korea	–	556,540	666,642	504,041	3,363,449	11,590,303	3,172,573	38,097,223	57,950,771
Taiwan	–	–	12,532,361	8,689,663	9,129,874	12,022,719	14,435,986	64,999,586	121,810,189

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of August 31, 2007, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Australia	$1,365,541,568	$158,620,888	$(12,655,916)	$145,964,972
Brazil	2,686,392,020	1,732,147,892	(4,392,928)	1,727,754,964
Canada	1,069,597,137	270,399,632	(20,310,644)	250,088,988
Emerging Markets	15,507,125,017	4,179,384,280	(159,643,651)	4,019,740,629
Hong Kong	1,491,503,324	244,912,176	(19,503,149)	225,409,027
Malaysia	503,171,852	235,608,418	(1,583,247)	234,025,171
Mexico	1,500,132,928	70,467,640	(48,268,310)	22,199,330
Pacific ex-Japan	2,907,124,020	943,347,886	(9,494,262)	933,853,624
Singapore	1,730,368,895	223,709,356	(9,736,756)	213,972,600
South Africa	437,083,223	49,222,977	(20,264,332)	28,958,645
South Korea	1,936,442,732	1,084,586,972	(8,866,928)	1,075,720,044
Taiwan	2,113,705,860	676,898,860	(46,227,705)	630,671,155

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES®, INC.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of each of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Hong Kong, iShares MSCI Malaysia, iShares MSCI Mexico and iShares MSCI Singapore Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Emerging Markets, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds) as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion

For its investment advisory services to the iShares MSCI Brazil, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, BGFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these four Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion

92	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Board approved a change to the investment advisory fee rates for the iShares MSCI Brazil, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds effective September 1, 2007. For its investment advisory services to each Fund, BGFA will be entitled to be paid annual investment advisory fees based on each Fund’s allocable portion of the aggregate of the average daily net assets of these four Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion

For its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

BGFA voluntarily waived its advisory fees for the iShares MSCI Emerging Markets Index Fund in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares MSCI Index Funds.

For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is entitled to an annual investment advisory fee of 0.50% of the average daily net assets of the Fund.

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Company. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2007, BGI earned securities lending agent fees as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees

Australia	$116,653

Brazil	2,245

Emerging Markets	10,038,577

Hong Kong	423,120

iShares MSCI Index Fund	Securities Lending Agent Fees

Mexico	$1,000,414

Pacific ex-Japan	464,720

Singapore	460,894

South Korea	1,775,319

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES®, INC.

Cross trades for the year ended August 31, 2007, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. Although the Premier Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 5 for additional information regarding the Premier Fund.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest in shares of other iShares MSCI Index Funds that invest in securities in the Fund’s benchmark index. As of August 31, 2007, the iShares MSCI Emerging Markets Index Fund held shares of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds.

The following table provides information about the direct investment by the iShares Emerging Markets Index Fund (exclusive of short-term investments) in issuers of which BGFA is an affiliate, or issuers of which the Fund owns 5% or more of the outstanding voting securities, for the year ended August 31, 2007.

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income	Net Realized Gain
iShares MSCI Malaysia Index Fund	1,039	198	137	1,100	$12,182,748	$176,251	$101,664
iShares MSCI South Korea Index Fund	546	298	242	602	38,561,983	197,279	5,959,835
iShares MSCI Taiwan Index Fund	2,812	1,538	1,250	3,100	49,414,048	919,525	3,282,492
Siliconware Precision Industries Co. ADR	33,802	19,285	15,423	37,664	406,394,398	19,662,612	70,345,085

As of August 31, 2007, certain directors and officers of the Company are also officers of BGI and/or BGFA.

94	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2007, were as follows:

iShares MSCI Index Fund	Purchases	Sales
Australia	$100,573,052	$102,158,798
Brazil	1,325,204,669	688,314,722
Canada	121,617,566	94,150,958
Emerging Markets	991,726,211	820,839,488
Hong Kong	121,269,474	103,949,189
Malaysia	866,465,379	639,940,015
Mexico	157,179,215	159,800,238
Pacific ex-Japan	323,311,070	334,558,347
Singapore	126,972,940	102,565,312
South Africa	38,493,274	28,871,556
South Korea	581,062,061	363,946,916
Taiwan	1,177,379,851	775,307,045

In-kind transactions (see Note 4) for the year ended August 31, 2007, were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Australia	$952,619,920	$390,898,487
Canada	281,931,122	269,944,712
Emerging Markets	7,704,491,920	6,220,866,034
Hong Kong	791,910,891	529,276,727
Mexico	1,835,948,165	1,511,706,332
Pacific ex-Japan	967,839,366	195,826,583
Singapore	1,203,283,551	507,053,313
South Africa	151,100,541	68,462,949

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation, of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Brazil, iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds which are offered in Creation Units solely for cash in U.S. dollars). Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES®, INC.

in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

During the year ended August 31, 2007, certain Funds received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and/or in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of August 31, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. ”FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Company is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

96	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2007, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2007, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

Australia	$43,055,749	$1,455,873

Brazil	100,047,652	9,136,802

Canada	24,646,130	3,477,925

Emerging Markets	394,107,148	41,646,422

Pacific ex-Japan	114,802,692	3,006,614

South Korea	33,724,684	5,264,974

Taiwan	94,130,182	20,157,009

Under Section 852(b)(3)(C) of the Code, the iShares MSCI Brazil and iShares MSCI Pacific ex-Japan Index Funds designate $225,864 and $661,407, respectively, as long-term capital gain dividends for the fiscal year ended August 31, 2007.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007:

iShares MSCI Index Fund	Qualified Dividend Income

Australia	$31,659,633

Brazil	3,799,329

Canada	12,092,201

Emerging Markets	209,458,860

iShares MSCI Index Fund	Qualified Dividend Income

Mexico	$11,694,155

Pacific ex-Japan	61,097,971

South Africa	9,144,852

South Korea	10,954,387

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

98	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 13, 2007, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

The Board determined that there would be no diminution in the scope of services required of BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Funds. The Board also considered BGFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Funds; therefore, comparative performance information was generally not available. However, the Board also noted that the Funds had met their investment objectives consistently since their respective inception dates. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Funds under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUNDS’ EXPENSES AND PERFORMANCE OF THE FUNDS

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act objectively selected solely by Lipper as comprising each Fund’s applicable peer group (the “Lipper Group”). In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, and the “last quarter” period ended March 31, 2007, and a comparison of each Fund’s performance to that of the funds in its Lipper Group for the same periods. Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Groups included in part, at the request of BGFA, mutual funds, closed-end funds, exchange traded funds, and funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds. The Board noted that most of the Funds generally performed in line with the funds in their respective Lipper Groups over the relevant periods; however, certain of the Funds may have underperformed or outperformed funds in the irrespective Lipper Groups over such periods. In considering this information, the Board noted that the Lipper Groups include funds that may have different

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track an index and that during the prior year the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

The Board also noted that the investment advisory fees and overall expense components for the Funds were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in their respective Lipper Groups. The Board also reviewed statistical information from Lipper displaying the effects of the proposed extension of breakpoints in the investment advisory fee rates for certain of the Funds (as discussed below) at various assets levels of such Funds as compared to their respective Lipper Groups. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO FUNDS AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Funds based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Funds). The Board also discussed BGFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board was also presented with materials regarding the proposed extension of breakpoints in the investment advisory fee rates at certain asset levels for the iShares MSCI Brazil Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund. The Board noted that the Advisory Contract already provided for breakpoints in the investment advisory fee rates for most of the Funds as the assets of such Funds, on an aggregated basis with the assets of certain other iShares funds, increased, but also noted that the Advisory Contract did not currently provide for any breakpoints in the investment advisory fee rates for the iShares MSCI Pacific ex-Japan Index Fund as possible future economies of scale for that Fund had been taken into consideration by fixing the investment advisory fees at rates at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders would have received from a fee structure with declining breakpoints where the initial fee was higher. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had made a significant investment in the iShares funds and had incurred operating losses during earlier years when the iShares funds, including the Funds, had not yet reached scale. In light of this history, the Board determined that the proposed extension of breakpoints was appropriate and warranted at this juncture for the identified Funds but that reductions in fee rates or further extensions of breakpoints were not warranted at this juncture for the other Funds. Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees, with the proposed extension of breakpoints for certain of the Funds, reflects the current sharing and potential further sharing of economies of scale with the Funds’ shareholders.

100	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Funds’ annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that comparative investment advisory/management fee information was not available, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as the Funds. However, the Board noted that BGFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Funds. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contracts, with the proposed extension of breakpoints, do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contracts are fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Funds by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Funds in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BGFA affiliate are reported to the Board pursuant to Rule 10f-3 and Rule 17e-1, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates, with the proposed extension of breakpoints, is fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract, with the fee schedule to the Advisory Contract as proposed to be amended to reflect the extension of breakpoints, for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Supplemental Information (Unaudited)

iSHARES®, INC.

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading (the “Exchange”), as of the time that the Fund’s NAV is calculated. In the case of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, the NAVs of which are determined prior to the opening of the regular trading day on the Exchange, the Market Price is determined using the midpoint of the bid/ask spread as of the opening of regular trading on the Exchange. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	127	9.20
Greater than 0.5% and Less than 1.0%	323	23.39
Between 0.5% and –0.5%	682	49.38
Less than –0.5% and Greater than –1.0%	121	8.76
Less than –1.0% and Greater than –1.5%	50	3.62
Less than –1.5% and Greater than –2.0%	19	1.38
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	3	0.22

	1,381	100.00%

102	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Brazil Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	61	4.42
Greater than 0.5% and Less than 1.0%	157	11.37
Between 0.5% and –0.5%	870	63.00
Less than –0.5% and Greater than –1.0%	128	9.27
Less than –1.0% and Greater than –1.5%	32	2.32
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	23	1.67
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	7	0.51
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	6	0.43
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	2	0.14

	1,381	100.00%

iShares MSCI Canada Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	61	4.42
Greater than 0.5% and Less than 1.0%	184	13.32
Between 0.5% and –0.5%	1,019	73.80
Less than –0.5% and Greater than –1.0%	62	4.49
Less than –1.0% and Greater than –1.5%	6	0.43
Less than –1.5%	1	0.07

	1,381	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Index Fund

Period Covered: July 1, 2003 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.10%
Greater than 2.0% and Less than 2.5%	1	0.10
Greater than 1.5% and Less than 2.0%	17	1.69
Greater than 1.0% and Less than 1.5%	53	5.27
Greater than 0.5% and Less than 1.0%	247	24.55
Between 0.5% and –0.5%	537	53.38
Less than –0.5% and Greater than –1.0%	100	9.94
Less than –1.0% and Greater than –1.5%	30	2.98
Less than –1.5% and Greater than –2.0%	15	1.49
Less than –2.0% and Greater than –2.5%	4	0.40
Less than –2.5%	1	0.10

	1,006	100.00%

iShares MSCI Hong Kong Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	17	1.23
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	111	8.04
Greater than 0.5% and Less than 1.0%	249	18.03
Between 0.5% and –0.5%	644	46.63
Less than –0.5% and Greater than –1.0%	149	10.79
Less than –1.0% and Greater than –1.5%	73	5.29
Less than –1.5% and Greater than –2.0%	48	3.48
Less than –2.0% and Greater than –2.5%	16	1.16
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0%	3	0.22

	1,381	100.00%

104	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Malaysia Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	35	2.53
Greater than 1.5% and Less than 2.0%	63	4.56
Greater than 1.0% and Less than 1.5%	136	9.85
Greater than 0.5% and Less than 1.0%	210	15.21
Between 0.5% and –0.5%	468	33.90
Less than –0.5% and Greater than –1.0%	180	13.03
Less than –1.0% and Greater than –1.5%	135	9.78
Less than –1.5% and Greater than –2.0%	70	5.07
Less than –2.0% and Greater than –2.5%	45	3.26
Less than –2.5% and Greater than –3.0%	18	1.30
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5%	1	0.07

	1,381	100.00%

iShares MSCI Mexico Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	175	12.67
Between 0.5% and –0.5%	891	64.53
Less than –0.5% and Greater than –1.0%	170	12.31
Less than –1.0% and Greater than –1.5%	64	4.63
Less than –1.5% and Greater than –2.0%	19	1.38
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	2	0.14

	1,381	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Pacific ex-Japan Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.14%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	62	4.49
Greater than 1.0% and Less than 1.5%	212	15.35
Greater than 0.5% and Less than 1.0%	329	23.82
Between 0.5% and –0.5%	642	46.51
Less than –0.5% and Greater than –1.0%	72	5.21
Less than –1.0% and Greater than –1.5%	27	1.96
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0%	1	0.07

	1,381	100.00%

iShares MSCI Singapore Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	23	1.67
Greater than 1.5% and Less than 2.0%	70	5.07
Greater than 1.0% and Less than 1.5%	182	13.18
Greater than 0.5% and Less than 1.0%	252	18.25
Between 0.5% and –0.5%	525	38.02
Less than –0.5% and Greater than –1.0%	121	8.76
Less than –1.0% and Greater than –1.5%	95	6.88
Less than –1.5% and Greater than –2.0%	40	2.90
Less than –2.0% and Greater than –2.5%	24	1.74
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	8	0.58
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	1	0.07

	1,381	100.00%

106	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa Index Fund

Period Covered: April 1, 2003 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.19%
Greater than 2.5% and Less than 3.0%	6	0.56
Greater than 2.0% and Less than 2.5%	9	0.84
Greater than 1.5% and Less than 2.0%	25	2.34
Greater than 1.0% and Less than 1.5%	83	7.77
Greater than 0.5% and Less than 1.0%	212	19.85
Between 0.5% and –0.5%	576	53.94
Less than –0.5% and Greater than –1.0%	77	7.21
Less than –1.0% and Greater than –1.5%	42	3.93
Less than –1.5% and Greater than –2.0%	15	1.40
Less than –2.0% and Greater than –2.5%	10	0.94
Less than –2.5% and Greater than –3.0%	5	0.47
Less than –3.0% and Greater than –3.5%	3	0.28
Less than –3.5%	3	0.28

	1,068	100.00%

iShares MSCI South Korea Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	6	0.43
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	40	2.90
Greater than 1.5% and Less than 2.0%	75	5.43
Greater than 1.0% and Less than 1.5%	147	10.64
Greater than 0.5% and Less than 1.0%	241	17.45
Between 0.5% and –0.5%	504	36.51
Less than –0.5% and Greater than –1.0%	148	10.72
Less than –1.0% and Greater than –1.5%	91	6.59
Less than –1.5% and Greater than –2.0%	44	3.19
Less than –2.0% and Greater than –2.5%	28	2.03
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	4	0.29

	1,381	100.00%

SUPPLEMENTAL INFORMATION	107

Supplement Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Taiwan Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	4	0.29%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	8	0.58
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	15	1.09
Greater than 3.0% and Less than 3.5%	20	1.45
Greater than 2.5% and Less than 3.0%	31	2.24
Greater than 2.0% and Less than 2.5%	45	3.26
Greater than 1.5% and Less than 2.0%	104	7.53
Greater than 1.0% and Less than 1.5%	130	9.41
Greater than 0.5% and Less than 1.0%	211	15.28
Between 0.5% and –0.5%	421	30.49
Less than –0.5% and Greater than –1.0%	156	11.30
Less than –1.0% and Greater than –1.5%	99	7.17
Less than –1.5% and Greater than –2.0%	62	4.49
Less than –2.0% and Greater than –2.5%	17	1.23
Less than –2.5% and Greater than –3.0%	30	2.17
Less than –3.0% and Greater than –3.5%	10	0.72
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	3	0.22

	1,381	100.00%

108	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”), Master Investment Portfolio (“MIP”) and Barclays Foundry Investment Trust (“BFIT”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 138 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF, MIP and BFIT and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Director and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Director and Chairman (since 2003).	Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisers (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGIF and MIP; Trustee (since 2007) of BFIT; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Director, (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003).	Trustee (since 2003) of iShares Trust; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

DIRECTOR AND OFFICER INFORMATION	109

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Director (since 2002). Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994).	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Director (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999- 2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) and Chair of Finance and Investment Committee (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust.

Charles A. Hurty, 1943	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Trustee (since 2005) of iShares Trust; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

110	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006).	Trustee (since 2007) of iShares Trust; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officers
Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 1965	President (since 2007).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

Geoffrey D. Flynn, 1956	Treasurer and Chief Financial Officer (since 2007).	Director of Mutual Fund Operations of BGI (since 2007); President of Van Kampen Investor Services (2003-2007); Managing Director of Morgan Stanley (2002-2007); President of Morgan Stanley Trust, FSB (2002-2007).	None.

DIRECTOR AND OFFICER INFORMATION	111

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Eilleen M. Clavere, 1952	Secretary (since 2007).	Head of Legal Administration of Intermediary Investor Business of BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).	None.

Ira P. Shapiro, 1963	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel of BGI (since 2004); First Vice President of Merrill Lynch Investment Managers (1993-2004).	None.

Amy Schioldager, 1962	Executive Vice President (since 2007).	Head of U.S. Indexing of BGI (since 2006); Head of Domestic Equity Portfolio Management of BGI (2001-2006).	None.

H. Michael Williams, 1960	Executive Vice President (since 2007).	Head of Global Index and Markets Group of BGI (since 2006); Global Head of Securities Lending of BGI (2002-2006).	Trustee (since 2007) of BFIT.

Patrick O’Connor, 1967	Vice President (since 2007).	Head of iShares Portfolio Management of BGI (since 2006); Senior Portfolio Manager of BGI (1999-2006).	None.

Lee Sterne, 1965	Vice President (since 2007).	Senior Portfolio Manager of BGI (since 2004); Portfolio Manager of BGI (2001-2004).	None.

Matt Tucker, 1972	Vice President (since 2007).	Head of U.S. Fixed-Income Investment Solutions of BGI (since 2005); Fixed- Income Investment Strategist of BGI (2003-2005); Fixed-Income Portfolio Manager of BGI (1997-2003).	None.

112	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	113

Notes:

114	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	115

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSITM Natural Resources (IGE)

iShares S&P GSTITM Networking (IGN)

iShares S&P GSTITM Semiconductor (IGW)

iShares S&P GSTITM Software (IGV)

iShares S&P GSTITM Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell MicrocapTM (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares S&P National Municipal (MUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares Specialty Index Funds

iShares KLD Select Social SM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares S&P World ex-U.S. Property (WPS)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trademark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., MSCI Inc., Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor

NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This advertising section does not constitute part of the 2007 Annual Report.

5508-iS-1007

116	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the company listed above.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds' website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds, Forms N-Q are available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds' website.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-005-10007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

BARCLAYS

iSHARES® MSCI SERIES

2007 Annual Report to Shareholders – August 31, 2007

iShares MSCI Japan Index Fund

iShares™

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN INDEX FUND

Performance as of August 31, 2007

Average Annual Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.68%	2.98%	2.94%	12.96%	12.75%	13.53%	1.71%	1.73%	2.46%

Cumulative Total Returns

Year Ended 8/31/07			Five Years Ended 8/31/07			Ten Years Ended 8/31/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.68%	2.98%	2.94%	83.92%	82.24%	88.57%	18.48%	18.75%	27.51%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/07
Sector	Percentage of Net Assets
Consumer Cyclical	24.13%

Industrial	23.38

Financial	18.50

Consumer Non-Cyclical	10.10

Basic Materials	9.35

Technology	5.21

Communications	4.10

Utilities	4.03

Energy	1.10

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/07
Security	Percentage of Net Assets
Toyota Motor Corp.	5.53%

Mitsubishi UFJ Financial Group Inc.	2.72

Mizuho Financial Group Inc.	2.10

Canon Inc.	2.10

Takeda Pharmaceutical Co. Ltd.	2.02

Honda Motor Co. Ltd.	1.80

Sumitomo Mitsui Financial Group Inc.	1.79

Sony Corp.	1.71

Nintendo Co. Ltd.	1.65

Nippon Steel Corp.	1.41

TOTAL	22.83%

The iShares MSCI Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2007 (the “reporting period”), the Fund returned 2.68%, while the Index returned 2.94%.

The Japanese equity market delivered almost flat returns for the reporting period, lagging the returns of many other developed markets. After more than a decade of economic recession, Japan had appeared to be in economic recovery in the early part of the reporting period. Fourth quarter2006 gross domestic product (GDP) growth was reported at a healthy 5.50% rate. In February 2007, the Bank of Japan raised its key interest rate from 0.25% to 0.50%, its highest level in a decade. As the reporting period progressed, however, Japan’s economy made little progress; consumer spending remained low as wages declined. Business investment dipped, raising concerns that the economy might slow.

By late summer, the same concerns surrounding sub-prime mortgage lenders in the U.S. appeared to contribute further problems to Japan’s economy, as several Japanese banks reported large losses linked to sub-prime investments. As a cautionary measure, the Bank of Japan, which had been expected by many to raise rates again, kept its key interest rate unchanged at 0.50% throughout the remainder of the reporting period.

Among the Fund’s ten largest holdings as of August 31, 2007, performance was mixed for the reporting period. The strongest performer by far was video game maker Nintendo Co. Ltd., which logged triple-digit gains. Nintendo’s interactive Wii® game console was launched during the reporting period. Nippon Steel Corp. also posted strong results for the reporting period. Canon Inc. and consumer electronics company Sony Corp. both posted solid gains. The three financial companies among the ten largest holdings – Mitsubishi UFJ Financial Group Inc., Mizuho Financial Group Inc., and Sumitomo Mitsui Financial Group Inc. – all posted sharp declines for the reporting period.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 to August 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/07)	Ending Account Value (8/31/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/07 to 8/31/07)
Actual	$1,000.00	$949.40	0.51%	$2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	3

Schedule of Investments

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
COMMON STOCKS – 99.89%

ADVERTISING – 0.26%
Asatsu-DK Inc.	139,500	$4,669,456
Dentsu Inc.	6,975	19,436,009
Hakuhodo DY Holdings Inc.	97,650	6,781,542

		30,887,007

AGRICULTURE – 0.92%
Japan Tobacco Inc.	19,530	108,336,195

		108,336,195

AIRLINES – 0.15%
All Nippon Airways Co. Ltd.	2,790,000	11,120,045
Japan Airlines Corp.[a,b]	2,790,000	6,354,311

		17,474,356

APPAREL – 0.22%
ASICS Corp.	461,000	5,965,578
Gunze Ltd.	1,395,000	7,004,184
Onward Kashiyama Co. Ltd.	1,105,000	13,050,468

		26,020,230

AUTO MANUFACTURERS – 8.17%
Hino Motors Ltd.	1,395,000	9,976,750
Honda Motor Co. Ltd.	6,417,000	211,473,407
Nissan Motor Co. Ltd.	9,346,800	89,827,332
Toyota Motor Corp.	11,160,000	650,835,521

		962,113,010

AUTO PARTS & EQUIPMENT – 1.74%
Aisin Seiki Co. Ltd.	837,200	31,562,472
Bridgestone Corp.	2,511,000	50,256,826
Denso Corp.	2,093,200	73,315,723
JTEKT Corp.	418,500	6,643,144
NGK Spark Plug Co. Ltd.	629,000	10,391,537
NHK Spring Co. Ltd.	406,000	3,635,664
NOK Corp.	418,500	8,105,357
Sumitomo Rubber Industries Inc.	418,500	4,650,201
Tokai Rika Co. Ltd.	139,500	3,742,786
Toyoda Gosei Co. Ltd.	279,000	9,001,941
Toyota Boshoku Corp.	139,500	4,248,242

		205,553,893

BANKS – 9.80%
Bank of Kyoto Ltd. (The)	1,395,000	16,619,894
Bank of Yokohama Ltd. (The)	5,580,000	39,618,168

Security	Shares	Value
Chiba Bank Ltd. (The)	2,790,000	$22,480,783
Fukuoka Financial Group Inc.[a]	2,796,000	16,016,426
Gunma Bank Ltd.	1,395,000	9,663,849
Hachijuni Bank Ltd. (The)	1,395,000	10,783,074
Hiroshima Bank Ltd. (The)	1,395,000	7,942,889
Hokuhoku Financial Group Inc.	5,585,000	16,333,649
Joyo Bank Ltd. (The)	2,790,000	15,284,045
Mitsubishi UFJ Financial Group Inc.	33,480	320,603,891
Mitsubishi UFJ Securities Co. Ltd.	1,395,000	13,502,912
Mitsui Trust Holdings Inc.	2,795,000	23,292,672
Mizuho Financial Group Inc.	39,060	246,999,784
Nishi-Nippon City Bank Ltd. (The)	2,790,000	8,761,247
Resona Holdings Inc.[b]	22,320	46,983,393
Sapporo Hokuyo Holdings Inc.	1,395	14,923,004
77 Bank Ltd. (The)	1,395,000	9,411,120
Shinsei Bank Ltd.	5,580,000	18,629,686
Shizuoka Bank Ltd. (The)	2,790,000	29,147,996
Sumitomo Mitsui Financial Group Inc.	26,695	210,722,728
Sumitomo Trust and Banking Co. Ltd. (The)	5,580,000	46,020,618
Suruga Bank Ltd.	776,000	10,182,427

		1,153,924,255

BEVERAGES – 0.65%
Asahi Breweries Ltd.	1,395,000	20,663,547
Coca-Cola West Japan Co. Ltd.	279,000	6,173,791
ITO EN Ltd.[b]	279,000	6,980,115
Kirin Holdings Co. Ltd.	2,790,000	34,732,088
Sapporo Holdings Ltd.[b]	1,395,000	8,003,062

		76,552,603

BUILDING MATERIALS – 1.46%
Asahi Glass Co. Ltd.	4,185,000	52,386,965
Daikin Industries Ltd.	983,500	44,120,260
JS Group Corp.	1,116,000	22,143,812
Matsushita Electric Works Ltd.	1,395,000	17,053,142
Nippon Sheet Glass Co. Ltd.	2,790,000	16,439,374
Sumitomo Osaka Cement Co. Ltd.	1,395,000	3,441,919

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Taiheiyo Cement Corp.	4,185,000	$16,535,651

		172,121,123

CHEMICALS – 4.15%
Asahi Kasei Corp.	5,580,000	41,880,689
Daicel Chemical Industries Ltd.	1,395,000	9,844,369
Dainippon Ink & Chemical Inc.	2,790,000	11,529,224
Denki Kagaku Kogyo Kabushiki Kaisha	2,790,000	14,224,993
Hitachi Chemical Co. Ltd.	279,000	5,692,404
JSR Corp.	697,500	15,614,998
Kaneka Corp.	1,395,000	11,300,565
Mitsubishi Chemical Holdings Corp.	4,882,500	45,659,578
Mitsubishi Gas Chemical Co. Inc.	1,395,000	11,757,883
Mitsui Chemicals Inc.	2,790,000	25,320,968
Nippon Kayaku Co. Ltd.	1,395,000	11,095,975
Nissan Chemical Industries Ltd.	1,103,000	13,797,610
Nitto Denko Corp.	697,500	32,493,637
Shin-Etsu Chemical Co. Ltd.	1,674,000	121,020,748
Showa Denko K.K.	4,185,000	15,235,906
Sumitomo Chemical Co. Ltd.	5,580,000	41,639,995
Taiyo Nippon Sanso Corp.	1,395,000	12,323,513
Tokuyama Corp.[b]	908,000	12,321,822
Tosoh Corp.	2,790,000	17,065,177
Ube Industries Ltd.	4,193,000	13,130,821
Zeon Corp.	566,000	5,732,511

		488,683,386

COMMERCIAL SERVICES – 0.88%
Benesse Corp.	279,000	10,229,479
Dai Nippon Printing Co. Ltd.	2,790,000	40,701,290
Goodwill Group Inc. (The)[a,b]	5,580	1,160,625
Kamigumi Co. Ltd.	1,395,000	11,974,507
KK DaVinci Advisors[a]	4,185	2,902,765
Park 24 Co. Ltd.[b]	279,000	2,683,734
TIS Inc.	279,000	6,017,340
Toppan Printing Co. Ltd.	2,790,000	27,968,597

		103,638,337

COMPUTERS – 1.05%
CSK Holdings Corp.	279,000	10,229,479
Fujitsu Ltd.	6,975,000	47,597,162
Itochu Techno-Science Corp.	139,500	5,487,814

Security	Shares	Value
Meitec Corp.[b]	139,500	$4,476,901
Obic Co. Ltd.	13,950	2,755,942
Otsuka Corp.	62,000	6,252,685
TDK Corp.	558,000	47,416,641

		124,216,624

COSMETICS & PERSONAL CARE – 0.90%
Aderans Co. Ltd.[b]	139,500	2,545,335
Kao Corp.	2,325,000	65,990,165
Shiseido Co. Ltd.	1,395,000	29,063,753
Uni-Charm Corp.	139,500	8,039,167

		105,638,420

DISTRIBUTION & WHOLESALE – 4.38%
Canon Marketing Japan Inc.	139,500	2,719,838
Hitachi High-Technologies Corp.	139,500	3,261,398
ITOCHU Corp.	5,580,000	60,462,235
Marubeni Corp.	5,584,000	45,523,703
Mitsubishi Corp.	5,440,500	153,008,929
Mitsui & Co. Ltd.	6,975,000	145,017,901
Sojitz Corp.	3,906,000	16,309,399
Sumitomo Corp.	4,185,000	72,388,603
Toyota Tsusho Corp.	697,500	17,269,767

		515,961,773

DIVERSIFIED FINANCIAL SERVICES – 3.03%
Acom Co. Ltd.[b]	292,950	8,744,399
Aeon Credit Service Co. Ltd.	419,370	5,159,140
AIFUL Corp.[b]	279,000	5,572,057
Credit Saison Co. Ltd.	697,500	18,292,715
Daiwa Securities Group Inc.	5,580,000	55,263,254
Mitsubishi UFJ Lease & Finance Co. Ltd.	125,550	4,949,864
Nikko Cordial Corp.	2,092,500	26,969,719
Nomura Holdings Inc.	7,254,000	128,289,695
ORIX Corp.	348,750	74,645,106
Promise Co. Ltd.[b]	348,950	9,603,162
Shinko Securities Co. Ltd.	1,395,000	6,643,144
Takefuji Corp.	460,470	12,354,412

		356,486,667

ELECTRIC – 3.36%
Chubu Electric Power Co. Inc.	2,650,500	70,655,610
Electric Power Development Co. Ltd.	697,500	25,573,696

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Hokkaido Electric Power Co. Inc.	697,500	$15,765,432
Kansai Electric Power Co. Inc. (The)	3,069,000	71,618,384
Kyushu Electric Power Co. Inc.	1,534,500	40,905,879
Tohoku Electric Power Co. Inc.	1,813,600	43,261,045
Tokyo Electric Power Co. Inc. (The)	4,882,500	128,049,001

		395,829,047
ELECTRICAL COMPONENTS & EQUIPMENT – 4.22%
Casio Computer Co. Ltd.	976,500	14,860,424
Fujikura Ltd.	1,395,000	8,291,895
Furukawa Electric Co. Ltd. (The)	2,790,000	13,238,148
Hitachi Cable Ltd.	1,395,000	8,135,444
Hitachi Ltd.	13,950,000	90,019,411
Mitsubishi Electric Corp.	8,370,000	98,275,202
SANYO Electric Co. Ltd.[a,b]	5,631,000	8,744,166
Sharp Corp.	4,185,000	72,749,644
Stanley Electric Co. Ltd.	559,200	12,229,409
Sumitomo Electric Industries Ltd.	3,069,000	48,795,816
Toshiba Corp.	12,555,000	113,077,859
Ushio Inc.	418,500	8,159,513

		496,576,931
ELECTRONICS – 4.61%
Advantest Corp.	558,000	20,507,096
Alps Electric Co. Ltd.	697,500	8,177,565
Dainippon Screen Manufacturing Co. Ltd.	815,000	5,695,121
Fanuc Ltd.	697,500	67,815,425
Hirose Electric Co. Ltd.	139,500	16,800,414
IBIDEN Co. Ltd.	558,000	47,416,641
Keyence Corp.	139,592	30,937,484
Kyocera Corp.	697,500	63,783,807
Mabuchi Motor Co. Ltd.	139,500	9,074,149
Minebea Co. Ltd.	1,395,000	8,508,519
Mitsumi Electric Co. Ltd.	139,500	5,247,121
Murata Manufacturing Co. Ltd.	837,000	58,632,964
NEC Corp.	8,370,000	39,497,821
NGK Insulators Ltd.	1,395,000	46,092,827
Nippon Electric Glass Co. Ltd.	1,395,500	20,201,432
Omron Corp.	976,500	25,862,529
Secom Co. Ltd.	837,000	40,580,943
Tokyo Seimitsu Co. Ltd.[b]	139,500	4,176,034
Yaskawa Electric Corp.	1,142,000	13,940,646
Yokogawa Electric Corp.	837,000	10,376,302

		543,324,840

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.97%
Chiyoda Corp.	609,000	$10,470,923
JGC Corp.	1,202,000	21,154,122
Kajima Corp.	4,185,000	17,402,148
Nishimatsu Construction Co. Ltd.[b]	1,395,000	4,537,074
Obayashi Corp.	2,790,000	14,393,478
Okumura Corp.[b]	1,395,000	7,798,473
Shimizu Corp.	2,790,000	17,763,189
Taisei Corp.	4,185,000	13,358,495
Toda Corp.[b]	1,395,000	7,569,814

		114,447,716
ENTERTAINMENT – 0.23%
Oriental Land Co. Ltd.	279,000	15,741,362
Toho Co. Ltd.	559,200	11,795,229

		27,536,591
ENVIRONMENTAL CONTROL – 0.07%
Kurita Water Industries Ltd.	279,000	8,472,415

		8,472,415
FOOD – 0.96%
Ajinomoto Co. Inc.	2,790,000	35,261,614
Kikkoman Corp.[b]	1,395,000	18,846,310
Meiji Dairies Corp.	1,395,000	7,750,335
Meiji Seika Kaisha Ltd.	1,395,000	6,486,693
Nichirei Corp.	1,395,000	6,534,832
Nippon Meat Packers Inc.	1,118,000	12,085,184
Nisshin Seifun Group Inc.	699,500	6,402,704
Nissin Food Products Co. Ltd.[b]	419,300	13,311,685
Yakult Honsha Co. Ltd.[b]	279,000	6,414,485

		113,093,842
FOREST PRODUCTS & PAPER – 0.24%
Nippon Paper Group Inc.	4,185	14,080,576
Oji Paper Co. Ltd.	2,790,000	13,936,160

		28,016,736

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
GAS – 0.67%
Osaka Gas Co. Ltd.	8,370,000	$31,049,476
Tokyo Gas Co. Ltd.	9,765,000	48,439,589

		79,489,065

HAND & MACHINE TOOLS – 0.96%
Fuji Electric Holdings Co. Ltd.	2,790,000	12,082,820
Makita Corp.	418,500	16,174,611
Nidec Corp.	467,300	32,734,987
OSG Corp.[b]	279,000	3,470,802
SMC Corp.	279,000	36,970,539
THK Co. Ltd.	558,600	11,421,145

		112,854,904

HEALTH CARE - PRODUCTS – 0.77%
Hoya Corp.	1,674,000	58,055,299
Terumo Corp.	697,500	32,734,331

		90,789,630

HOME BUILDERS – 0.67%
Daiwa House Industry Co. Ltd.	2,381,000	31,550,843
Haseko Corp.[a]	4,185,000	11,264,461
Sekisui Chemical Co. Ltd.	2,371,000	17,550,084
Sekisui House Ltd.	1,395,000	18,100,160

		78,465,548

HOME FURNISHINGS – 3.15%
Matsushita Electric Industrial Co. Ltd.	8,370,015	145,860,590
Pioneer Corp.	697,900	8,489,315
Sony Corp.	4,185,000	201,460,553
Yamaha Corp.	697,500	14,742,484

		370,552,942

HOUSEWARES – 0.09%
TOTO Ltd.[b]	1,395,000	11,120,045

		11,120,045

INSURANCE – 2.22%
Millea Holdings Inc.	3,069,000	118,613,812
Mitsui Sumitomo Insurance Co. Ltd.	4,931,000	55,556,969
Sompo Japan Insurance Inc.	3,509,000	39,202,476
T&D Holdings Inc.	837,000	48,596,040

		261,969,297

INTERNET – 1.08%
Access Co. Ltd.[a,b]	995	2,377,734
E*Trade Securities Co. Ltd.	5,580	5,006,427

Security	Shares	Value
eAccess Ltd.	4,185	$2,166,242
Matsui Securities Co. Ltd.[b]	418,500	3,487,650
SBI Holdings Inc.	39,060	10,446,103
SoftBank Corp.	3,069,800	58,925,118
Trend Micro Inc.	533,500	21,907,950
Yahoo! Japan Corp.	62,775	23,232,951

		127,550,175

IRON & STEEL – 4.02%
Daido Steel Co. Ltd.	1,395,000	11,673,640
JFE Holdings Inc.	2,232,250	145,587,802
Kobe Steel Ltd.	11,160,000	40,629,082
Nippon Steel Corp.	23,715,000	166,126,731
Nisshin Steel Co. Ltd.	4,193,000	16,784,299
Sumitomo Metal Industries Ltd.	16,740,000	84,772,290
Tokyo Steel Manufacturing Co. Ltd.	558,600	7,397,239

		472,971,083

LEISURE TIME – 0.49%
Namco Bandai Holdings Inc.	837,098	12,125,157
Round One Corp.[b]	1,395	3,273,433
Sankyo Co. Ltd.	279,000	11,505,155
Shimano Inc.	279,000	8,953,802
Yamaha Motor Co. Ltd.	837,200	22,028,728

		57,886,275

MACHINERY – 0.36%
Hitachi Construction Machinery Co. Ltd.	418,500	14,730,449
Japan Steel Works Ltd. (The)	1,395,000	20,651,512
Okuma Corp.[b]	493,000	7,336,626

		42,718,587

MACHINERY - CONSTRUCTION & MINING – 0.98%
Komatsu Ltd.	3,766,500	116,002,286

		116,002,286

MACHINERY - DIVERSIFIED – 1.02%
Amada Co. Ltd.	1,395,000	15,103,525
Ebara Corp.[b]	1,395,000	6,270,069
Kubota Corp.	4,185,000	32,421,430
Sumitomo Heavy Industries Ltd.	2,790,000	31,217,961

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Toyota Industries Corp.	837,000	$35,454,169

		120,467,154

MANUFACTURING – 3.02%
FUJIFILM Holdings Corp.	2,092,500	90,982,185
Glory Ltd.	139,500	4,091,791
IHI Corp.	5,586,000	18,119,621
Kawasaki Heavy Industries Ltd.	5,580,000	21,903,118
Konica Minolta Holdings Inc.	2,092,500	32,818,574
Mitsubishi Heavy Industries Ltd.	13,950,000	85,325,886
Nikon Corp.	1,395,000	43,565,543
Olympus Corp.	1,395,000	59,451,322

		356,258,040

MEDIA – 0.10%
Fuji Television Network Inc.	1,655	3,398,094
Jupiter Telecommunications Co. Ltd.[a]	5,580	4,284,346
Tokyo Broadcasting System Inc.[b]	139,500	4,163,999

		11,846,439

METAL FABRICATE & HARDWARE – 0.30%
NSK Ltd.	2,790,000	23,973,084
NTN Corp.	1,395,000	11,420,912

		35,393,996

MINING – 0.94%
DOWA HOLDINGS Co. Ltd.[b]	1,395,000	15,572,876
Mitsubishi Materials Corp.	4,185,000	23,251,003
Mitsui Mining & Smelting Co. Ltd.	2,790,000	11,360,739
Nippon Light Metal Co. Ltd.	1,395,000	3,056,809
Sumitomo Metal Mining Co. Ltd.	2,322,000	46,073,416
Sumitomo Titanium Corp.[b]	78,400	6,141,328
Toho Titanium Co. Ltd.[b]	139,500	4,886,080

		110,342,251

OFFICE & BUSINESS EQUIPMENT – 2.74%
Canon Inc.	4,324,550	246,978,571
Ricoh Co. Ltd.	2,790,000	61,617,565
Seiko Epson Corp.	558,000	14,537,894

		323,134,030

Security	Shares	Value
OIL & GAS – 1.10%
INPEX Holdings Inc.	3,488	$31,896,476
Nippon Mining Holdings Inc.	3,487,500	31,500,776
Nippon Oil Corp.	5,580,500	47,035,746
Showa Shell Sekiyu K.K.	418,500	5,076,228
TonenGeneral Sekiyu K.K.	1,395,000	13,803,779

		129,313,005

PACKAGING & CONTAINERS – 0.11%
Toyo Seikan Kaisha Ltd.	697,500	13,238,149

		13,238,149

PHARMACEUTICALS – 5.01%
Alfresa Holdings Corp.	139,500	9,266,704
Astellas Pharma Inc.	2,232,030	103,403,365
Chugai Pharmaceutical Co. Ltd.[b]	1,116,000	20,025,708
Daiichi Sankyo Co. Ltd.	2,929,569	79,864,022
Eisai Co. Ltd.	1,116,000	46,405,729
Kyowa Hakko Kogyo Co. Ltd.	1,395,000	13,526,981
Mediceo Paltac Holdings Co. Ltd.	558,000	8,568,693
Santen Pharmaceutical Co. Ltd.	139,500	3,453,953
Shionogi & Co. Ltd.	1,395,000	20,290,471
Suzuken Co. Ltd.	279,000	9,218,565
Taisho Pharmaceutical Co. Ltd.	1,098,000	21,455,118
Takeda Pharmaceutical Co. Ltd.	3,488,200	238,334,504
Tanabe Seiyaku Co. Ltd.	1,395,000	16,872,622

		590,686,435

REAL ESTATE – 2.89%
Aeon Mall Co. Ltd.	139,500	4,200,104
Daito Trust Construction Co. Ltd.	418,500	19,748,911
Leopalace21 Corp.	558,000	17,233,663
Mitsubishi Estate Co. Ltd.	4,484,000	119,918,906
Mitsui Fudosan Co. Ltd.	3,644,000	95,253,591
NTT Urban Development Corp.	4,185	7,509,641
Sumitomo Realty & Development Co. Ltd.	1,395,000	45,611,439
Tokyo Tatemono Co. Ltd.	1,395,000	18,425,096
Tokyu Land Corp.	1,395,000	12,853,039

		340,754,390

REAL ESTATE INVESTMENT TRUSTS – 0.51%
Japan Real Estate Investment Corp.	1,395	15,524,738

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Japan Retail Fund Investment Corp.	1,395	$11,432,947
Nippon Building Fund Inc.	2,173	27,932,278
Nomura Real Estate Office Fund Inc.	520	4,934,650

		59,824,613

RETAIL – 2.71%
AEON Co. Ltd.	2,371,500	32,366,070
Aoyama Trading Co. Ltd.	279,000	7,533,710
Autobacs Seven Co. Ltd.	139,500	3,682,613
Citizen Watch Co. Ltd.	1,534,500	14,270,724
Daimaru Inc. (The)[c]	1,400,000	15,218,048
EDION Corp.	279,000	2,953,311
FamilyMart Co. Ltd.	279,000	7,172,670
Fast Retailing Co. Ltd.	248,700	14,568,201
Isetan Co. Ltd.	837,000	11,026,174
Lawson Inc.	279,000	9,266,704
Marui Co. Ltd.	1,255,500	14,362,188
Mitsukoshi Ltd.[b]	1,395,000	6,197,860
Nitori Co. Ltd.	139,500	7,256,912
Ryohin Keikaku Co. Ltd.	139,500	9,013,976
Seven & I Holdings Co. Ltd.	3,348,080	89,251,324
Shimachu Co. Ltd.	279,000	7,557,779
Shimamura Co. Ltd.	47,700	4,419,601
Takashimaya Co. Ltd.[b]	1,395,000	14,947,074
UNY Co. Ltd.	1,245,000	10,837,294
USS Co. Ltd.	97,650	6,562,511
Yamada Denki Co. Ltd.	306,900	30,765,457

		319,230,201

SEMICONDUCTORS – 1.17%
Elpida Memory Inc.[a]	418,500	16,174,611
NEC Electronics Corp.[a,b]	139,500	3,839,063
Rohm Co. Ltd.	418,900	37,258,845
Sanken Electric Co. Ltd.	332,000	2,299,927
Shinko Electric Industries Co. Ltd.	279,000	6,173,791
Sumco Corp.	418,500	22,348,402
Tokyo Electron Ltd.	697,552	49,827,292

		137,921,931

SHIPBUILDING – 0.12%
Mitsui Engineering & Shipbuilding Co. Ltd.	2,790,000	14,586,033

		14,586,033

Security	Shares	Value
SOFTWARE – 0.25%
Fuji Soft ABC Inc.	139,500	$2,882,306
Konami Corp.	419,300	10,526,360
Nomura Research Institute Ltd.	279,000	9,387,051
Oracle Corp.[b]	139,500	6,125,652

		28,921,369

STORAGE & WAREHOUSING – 0.04%
Mitsubishi Logistics Corp.	319,000	4,350,938

		4,350,938

TELECOMMUNICATIONS – 2.66%
Hikari Tsushin Inc.	139,500	4,055,687
KDDI Corp.	9,765	75,397,274
Nippon Telegraph and Telephone Corp.	20,925	97,119,872
NTT Data Corp.	5,580	26,957,685
NTT DoCoMo Inc.	68,355	104,376,785
Oki Electric Industry Co. Ltd.[a,b]	2,790,000	4,982,358

		312,889,661

TEXTILES – 1.05%
Kuraray Co. Ltd.	1,395,000	18,316,784
Mitsubishi Rayon Co. Ltd.	2,790,000	17,763,189
Nisshinbo Industries Inc.	1,395,000	17,101,281
Teijin Ltd.	4,185,000	20,904,241
Toray Industries Inc.	5,580,000	42,602,769
Toyobo Co. Ltd.	2,790,000	6,474,658

		123,162,922

TOYS, GAMES & HOBBIES – 1.65%
Nintendo Co. Ltd.	418,500	193,878,704

		193,878,704

TRANSPORTATION – 4.57%
Central Japan Railway Co.	6,975	78,225,424
East Japan Railway Co.	13,950	111,080,101
Hankyu Hanshin Holdings Inc.	4,190,800	21,258,598
Kawasaki Kisen Kaisha Ltd.	2,790,000	36,007,764
Keihin Electric Express Railway Co. Ltd.[b]	1,399,000	8,810,508
Keio Corp.	2,790,000	17,161,455
Kintetsu Corp.[b]	6,979,000	20,831,938
Mitsui O.S.K. Lines Ltd.	4,185,000	61,593,495
Nippon Express Co. Ltd.	4,185,000	22,023,465

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2007

Security	Shares	Value
Nippon Yusen Kabushiki Kaisha	4,185,000	$41,339,128
Odakyu Electric Railway Co. Ltd.	1,395,000	8,508,519
Seino Holdings Co. Ltd.	1,243,000	12,267,541
Tobu Railway Co. Ltd.	4,185,000	18,810,206
Tokyu Corp.	4,185,000	26,103,222
West Japan Railway Co.	6,975	33,636,932
Yamato Holdings Co. Ltd.	1,395,000	20,446,922

		538,105,218

VENTURE CAPITAL – 0.05%
JAFCO Co. Ltd.	139,500	5,728,508

		5,728,508

TOTAL COMMON STOCKS (Cost: $9,918,945,416)		11,767,309,821

PREFERRED STOCKS – 0.01%

BEVERAGES – 0.01%
ITO EN Ltd.[a,c]	84,000	1,630,505

		1,630,505

TOTAL PREFERRED STOCKS (Cost: $1,665,448)		1,630,505

SHORT-TERM INVESTMENTS – 1.51%

MONEY MARKET FUNDS – 1.51%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.44%[d,e]	2,620,807	2,620,807
BGI Cash Premier Fund LLC 5.47%[d,e,f]	174,969,065	174,969,065

		177,589,872

TOTAL SHORT-TERM INVESTMENTS (Cost: $177,589,872)		177,589,872

TOTAL INVESTMENTS IN SECURITIES – 101.41% (Cost: $10,098,200,736)		11,946,530,198

Other Assets, Less Liabilities – (1.41)%		(166,524,269)

NET ASSETS – 100.00%		$11,780,005,929

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued at fair value in accordance with procedures approved by the Board of Directors. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES®, INC.

August 31, 2007

iShares MSCI Japan Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$9,920,610,864
Affiliated issuers (Note 2)	177,589,872

Total cost of investments	$10,098,200,736

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$11,768,940,326
Affiliated issuers (Note 2)	177,589,872

Total value of investments	11,946,530,198
Foreign currency, at value[b]	10,255,878
Receivables:
Investment securities sold	10,114
Dividends and interest	4,917,774

Total Assets	11,961,713,964

LIABILITIES
Payables:
Securities related to in-kind transactions (Note 4)	10,114
Collateral for securities on loan (Note 5)	174,969,065
Capital shares redeemed	1,457,881
Investment advisory fees (Note 2)	5,270,975

Total Liabilities	181,708,035

NET ASSETS	$11,780,005,929

Net assets consist of:
Paid-in capital	$10,177,961,758
Undistributed net investment income	30,074,213
Accumulated net realized loss	(276,442,960)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,848,412,918

NET ASSETS	$11,780,005,929

Shares outstanding[c]	837,000,000

Net asset value per share	$14.07

[a]	Securities on loan with market value of $166,804,096. See Note 5.
[b]	Cost of foreign currency: $10,335,172.
[c]	$0.001 par value, number of shares authorized: 2,124,600,000.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES®, INC.

Year ended August 31, 2007

iShares MSCI Japan Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$162,797,217
Interest from affiliated issuers (Note 2)	288,662
Securities lending income from unaffiliated issuers	1,479,648
Securities lending income from affiliated issuers (Note 2)	545,457

Total investment income	165,110,984

EXPENSES
Investment advisory fees (Note 2)	70,930,669

Total expenses	70,930,669

Net investment income	94,180,315

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(59,633,850)
In-kind redemptions	1,221,189,258
Foreign currency transactions	(2,820,743)

Net realized gain	1,158,734,665

Net change in unrealized appreciation (depreciation) on:
Investments	(877,961,535)
Translation of assets and liabilities in foreign currencies	319,770

Net change in unrealized appreciation (depreciation)	(877,641,765)

Net realized and unrealized gain	281,092,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$375,273,215

[a]	Net of foreign withholding tax of $12,195,485.

See notes to financial statements.

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Japan Index Fund
	Year ended August 31, 2007	Year ended August 31, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$94,180,315	$60,448,936
Net realized gain	1,158,734,665	448,842,325
Net change in unrealized appreciation (depreciation)	(877,641,765)	1,877,307,601

Net increase in net assets resulting from operations	375,273,215	2,386,598,862

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(97,091,876)	(55,636,178)

Total distributions to shareholders	(97,091,876)	(55,636,178)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,146,746,106	5,381,707,859
Cost of shares redeemed	(3,369,511,925)	(1,236,187,530)

Net increase (decrease) in net assets from capital share transactions	(2,222,765,819)	4,145,520,329

INCREASE (DECREASE) IN NET ASSETS	(1,944,584,480)	6,476,483,013

NET ASSETS
Beginning of year	13,724,590,409	7,248,107,396

End of year	$11,780,005,929	$13,724,590,409

Undistributed net investment income included in net assets at end of year	$30,074,213	$29,465,062

SHARES ISSUED AND REDEEMED
Shares sold	79,800,000	426,600,000
Shares redeemed	(237,000,000)	(91,800,000)

Net increase (decrease) in shares outstanding	(157,200,000)	334,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Index Fund
	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006	Year ended Aug. 31, 2005	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003

Net asset value, beginning of year	$13.80	$10.99	$9.89	$8.29	$7.77

Income from investment operations:
Net investment income[a]	0.10	0.06	0.06	0.03	0.00 [b]
Net realized and unrealized gain[c]	0.27	2.81	1.08	1.57	0.52

Total from investment operations	0.37	2.87	1.14	1.60	0.52

Less distributions from:
Net investment income	(0.10)	(0.06)	(0.04)	(0.00)[b]	–

Total distributions	(0.10)	(0.06)	(0.04)	(0.00)[b]	–

Net asset value, end of year	$14.07	$13.80	$10.99	$9.89	$8.29

Total return	2.68%	26.10%	11.58%	19.32%	6.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$11,780,006	$13,724,590	$7,248,107	$5,863,332	$1,726,855
Ratio of expenses to average net assets	0.52%	0.54%	0.57%	0.64%[d]	0.84%
Ratio of net investment income to average net assets	0.68%	0.48%	0.59%	0.28%	0.03%
Portfolio turnover rate[e]	3%	8%	6%	5%	2%

[a]	Based on average shares outstanding throughout each period.
[b]	Rounds to less than $0.01.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Ratio of expenses to average net assets prior to voluntarily reimbursed distribution fees for the year ended August 31, 2004 was 0.78%.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation. As of August 31, 2007, the Company offered 24 investment portfolios or funds.

These financial statements relate only to the iShares MSCI Japan Index Fund (the “Fund”).

The Fund’s investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in the Japanese equity market, as measured by the MSCI Japan Index compiled by MSCI Inc. (“MSCI”). The investment adviser uses a “passive” or index approach to achieve the Fund’s investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

The Fund invests in the securities of foreign issuers of a single country, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES®, INC.

are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect the Fund’s ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2007, the tax year-end of the Fund, the components of net distributable earnings on a tax basis consisted of undistributed ordinary income of $53,910,777, unrealized appreciation of $1,773,377,463, and capital and other losses of $225,244,069, for net distributable earnings of $1,602,044,171.

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the years ended August 31, 2007 and August 31, 2006, the tax characterization of distributions paid for the Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for the Fund.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2007.

From November 1, 2006 to August 31, 2007, the Fund incurred net realized capital losses and net foreign currency losses of $45,822,642. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending August 31, 2008.

As of August 31, 2007, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $2,959,030, $62,572,173, $3,621,148, $5,594,562, $8,733,802, $68,122,871 and $27,817,841 expiring in 2009, 2010, 2011, 2012, 2013, 2014 and 2015, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

The Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

As of August 31, 2007, the cost of investments for federal income tax purposes was $10,173,236,191. Net unrealized appreciation was $1,773,294,007, of which $2,363,480,896 represented gross unrealized appreciation on securities and $590,186,889 represented gross unrealized depreciation on securities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES®, INC.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors (“BGFA”) manages the investment of the Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of all the funds offered by the Company (except for the iShares MSCI Brazil, iShares MSCI Emerging Markets, iShares MSCI Pacific ex-Japan, iShares MSCI South Africa, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds) as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as the Fund’s underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Fund for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund is permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Company. BarCap and BGI are affiliates of BGFA, the Fund’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2007, BGI earned securities lending agent fees of $2,025,105.

Cross trades for the year ended August 31, 2007 were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Fund’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Fund from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Fund from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

The Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. Although the Premier Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 5 for additional information regarding the Premier Fund.

As of August 31, 2007, certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2007, aggregated $342,318,146 and $433,721,834, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2007, aggregated $1,097,506,892 and $3,235,132,609, respectively.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of the Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation of the securities involved in the MSCI Japan Index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statement of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES®, INC.

During the year ended August 31, 2007, the Fund received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and/or in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of August 31, 2007 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Company is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan Index Fund, a portfolio of the iShares MSCI Series (the “Fund”) at August 31, 2007, the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2007, the iShares MSCI Japan Index Fund earned foreign source income of $174,992,702 and paid foreign taxes of $12,164,174 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $97,091,876 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007.

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BGFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on June 13, 2007, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

The Board determined that there would be no diminution in the scope of services required of BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, including investment in technology and increasing the number of their employees supporting the Fund. The Board also considered BGFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. The Board further noted that BGFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Fund; therefore, comparative performance information was generally not available. However, the Board also noted that the Fund had met its investment objective consistently since its inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Fund under the Advisory Contract were appropriate and mitigated in favor of the Board’s approval of the Advisory Contract for the coming year.

FUND’S EXPENSES AND PERFORMANCE OF THE FUND

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other funds registered under the 1940 Act objectively selected solely by Lipper as comprising the Fund’s peer group (the “Lipper Group”). In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five- and ten-year, and “last quarter” periods ended March 31, 2007 and a comparison of the Fund’s performance to that of the funds in its Lipper Group for the same periods. Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Fund, the Lipper Group included in part, at the request of BGFA, mutual funds, closed-end funds, exchange traded funds, and funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund. The Board noted that the Fund generally performed in line with the funds in its Lipper Group over relevant periods. The Board also noted that the investment advisory fees and overall expense components for the Fund were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in its respective Lipper Group. The Board also reviewed statistical information from Lipper displaying the effects of the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	23

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

current breakpoints in the investment advisory fee rates for the Fund (as discussed below) at various assets levels of the Fund as compared to its Lipper Group. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Fund, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in its Lipper Group, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO THE FUND AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Fund based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by the Company (including any securities lending by the Fund). The Board also discussed BGFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

ECONOMIES OF SCALE

In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract already provided for breakpoints in the Fund’s investment advisory fee rates as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also discussed the substantial growth in assets of certain iShares funds, including the Fund, over the last few years. The Board also reviewed BGFA’s historic profitability as investment adviser to the iShares fund complex and noted that BGFA had made a significant investment in the iShares funds and had incurred operating losses during earlier years when the iShares funds, including the Fund, had not yet reached scale. In light of this history, the Board determined that the current breakpoints were appropriate and warranted at this juncture for the Fund. Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees, with the current breakpoints for the Fund, reflects the current sharing and potential further sharing of economies of scale with the Fund’s shareholders.

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board received and considered certain information regarding the Fund’s annual investment advisory fee rates under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts for which BGFA or BGI, an affiliate of BGFA, provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that comparative investment advisory/management fee information was not available, as BGFA and its affiliates do not manage any Other Accounts with substantially similar investment objectives and strategies as the Fund. However, the Board noted that BGFA provided the Board with general information regarding how the level of services provided to the Other Accounts differed from the level of services provided to the Fund. Based on this review, the Board determined that the investment advisory fee rates under the Advisory Contract, with the current breakpoints, do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rates under the Advisory Contract are fair and reasonable.

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to the Fund by BGFA, such as any payment of revenue to BGI, the Company’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Fund in other funds for which BGFA provides investment advisory services and/or BGI provides administration services. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BGFA affiliate are reported to the Board pursuant to Rule 10f-3 and Rule 17e-1, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rates, with the current breakpoints, is fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract, with the fee schedule to the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Supplemental Information (Unaudited)

iSHARES®, INC.

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the iShares MSCI Japan Index Fund (the “Fund”) and the Fund’s net asset value. Net asset value, or ”NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Japan Index Fund

Period Covered: January 1, 2002 through June 30, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	15	1.09
Greater than 1.5% and Less than 2.0%	45	3.26
Greater than 1.0% and Less than 1.5%	135	9.78
Greater than 0.5% and Less than 1.0%	258	18.68
Between 0.5% and –0.5%	660	47.80
Less than –0.5% and Greater than –1.0%	154	11.15
Less than –1.0% and Greater than –1.5%	64	4.63
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,381	100.00%

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds (“BGIF”), Master Investment Portfolio (“MIP”) and Barclays Foundry Investment Trust (“BFIT”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and oversees 138 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF, MIP and BFIT and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Director and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Independent Director. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Director and Chairman (since 2003).	Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisers (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Trustee (since 2003) of iShares Trust; Trustee (since 2001) of BGIF and MIP; Trustee (since 2007) of BFIT; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Director, (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003).	Trustee (since 2003) of iShares Trust; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

DIRECTOR AND OFFICER INFORMATION	27

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Director (since 2002). Lead Independent Director (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994).	Trustee (since 2000) of iShares Trust; Lead Independent Trustee (since 2006) of iShares Trust; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Director (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999- 2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) and Chair of Finance and Investment Committee (since 2006) of the Thacher School.	Trustee (since 2005) of iShares Trust.

Charles A. Hurty, 1943	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee (since 2005) of iShares Trust; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Trustee (since 2005) of iShares Trust; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Director (since 2007).

President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006).

Trustee (since 2007) of iShares Trust; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 1965	President (since 2007).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

Geoffrey D. Flynn, 1956	Treasurer and Chief Financial Officer (since 2007).	Director of Mutual Fund Operations of BGI (since 2007); President of Van Kampen Investor Services (2003-2007); Managing Director of Morgan Stanley (2002-2007); President of Morgan Stanley Trust, FSB (2002- 2007).	None.

DIRECTOR AND OFFICER INFORMATION	29

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Eilleen M. Clavere, 1952	Secretary (since 2007).	Head of Legal Administration of Intermediary Investor Business of BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).	None.

Ira P. Shapiro, 1963	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel of BGI (since 2004); First Vice President of Merrill Lynch Investment Managers (1993-2004).	None.

Amy Schioldager, 1962	Executive Vice President (since 2007).	Head of U.S. Indexing of BGI (since 2006); Head of Domestic Equity Portfolio Management of BGI (2001-2006).	None.

H. Michael Williams, 1960	Executive Vice President (since 2007).	Head of Global Index and Markets Group of BGI (since 2006); Global Head of Securities Lending of BGI (2002-2006).	Trustee (since 2007) of BFIT.

Patrick O’Connor, 1967	Vice President (since 2007).	Head of iShares Portfolio Management of BGI (since 2006); Senior Portfolio Manager of BGI (1999-2006).	None.

Lee Sterne, 1965	Vice President (since 2007).	Senior Portfolio Manager of BGI (since 2004); Portfolio Manager of BGI (2001-2004).	None.

Matt Tucker, 1972	Vice President (since 2007).	Head of U.S. Fixed-Income Investment Solutions of BGI (since 2005); Fixed- Income Investment Strategist of BGI (2003-2005); Fixed-Income Portfolio Portfolio Manager of BGI (1997-2003).	None.

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	31

Notes:

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	33

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSITM Natural Resources (IGE)

iShares S&P GSTITM Networking (IGN)

iShares S&P GSTITM Semiconductor (IGW)

iShares S&P GSTITM Software (IGV)

iShares S&P GSTITM Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell MicrocapTM (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares S&P National Municipal (MUB)

iShares S&P California Municipal (CMF)

iShares S&P New York Municipal (NYF)

iShares Specialty Index Funds

iShares KLD Select Social SM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares Dow Jones EPAC Select Dividend (IDV)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFEValue (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares S&P World ex-U.S. Property (WPS)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trademark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., MSCI Inc., Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor

NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” Is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This advertising section does not constitute part of the 2007 Annual Report.

5508-iS-1007

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the company listed above.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund's website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund's website.

This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-004-10007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

BARCLAYS

Item 2.	Code of Ethics.

iShares, Inc. (the “Registrant”) has adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2007, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $374,100 for the fiscal year ended August 31, 2006 and $392,808 for the fiscal year ended August 31, 2007.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2006 and August 31, 2007 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $179,310 for the fiscal year ended August 31, 2006 and $188,280 for the fiscal year ended August 31, 2007.

(d) All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2006 and August 31, 2007 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2007 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, to the Registrant’s investment adviser and to any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $1,866,533 for the fiscal year ended August 31, 2006 and $2,459,117 for the fiscal year ended August 31, 2007.

(h) The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan and Robert H. Silver.

Item 6.	Schedule of Investments.

The Funds’ full schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Michael A. Latham
Michael A. Latham, President (Principal Executive Officer)
Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Latham
Michael A. Latham, President (Principal Executive Officer)
Date: October 30, 2007

By:	/s/ Geoffrey D. Flynn
Geoffrey D. Flynn, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: October 30, 2007